                           SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[_]  Preliminary Information Statement     [_]  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14C-5(D)(2))

[X]  Definitive Information Statement

                       MACE SECURITY INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                 (Name of Registrant As Specified In Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


     (1) Title of each class of securities to which transaction applies:

         Common Stock, par value $.01 per share, of American Wash Services, Inc.
     --------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

         100 shares of Common Stock of American Wash Services, Inc.
     --------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         Book value of each share of AWS Common Stock is $48,500
     --------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction: $4,850,000. Fee is 1/50th of 1% of this value

     --------------------------------------------------------------------------


     (5) Total fee paid: $970

     --------------------------------------------------------------------------


[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     --------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------


     (3) Filing Party:

     --------------------------------------------------------------------------


     (4) Date Filed:

     --------------------------------------------------------------------------


Notes:

                       MACE SECURITY INTERNATIONAL, INC.
                               160 BENMONT AVENUE
                           BENNINGTON, VERMONT 05201

                        NOTICE OF INFORMATION STATEMENT

To the Stockholders of Mace Security International, Inc.:

     The Board of Directors of Mace Security International, Inc., a Delaware corporation (the "Company"), is providing this Information Statement to you to inform you of:

     i. the approval and adoption of a series of agreements that will result in a change of control of the Company and the issuance of greater than twenty percent (20%) of the outstanding Common Stock of the Company by:

               (a) the appointment of Louis D. Paolino, Jr. as the Company's Chairman of the Board of Directors;
               (b) the appointment of a new Board of Directors of the Company to include Jon E. Goodrich, Mr. Paolino, Constantine N. Papadakis and four individuals designated by Mr. Paolino, at least one of whom shall be an independent director;
               (c) the acquisition by Mr. Paolino and his designees of an aggregate of 6,885,000 shares of common stock of the Company (1,300,000 of which are being purchased from current stockholders of the Company); and
               (d) the acquisition by merger, through a wholly-owned subsidiary of the Company, of American Wash Services, Inc., a company controlled by Mr. Paolino, in exchange for $4,687,500 in cash, 628,362 shares of common stock of the Company and warrants to purchase an aggregate of 1,825,000 shares of common stock of the Company.

     ii. the approval and adoption of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 18,000,000 to 200,000,000 and authorized shares of Preferred Stock from 2,000,000 to 50,000,000; and

     iii.  the approval and adoption of the Company's 1999 Stock Option Plan.

   The Nasdaq National Market rules and regulations required the Company to obtain stockholder approval for the change of control transactions, the issuance of more than twenty percent (20%) of the outstanding common stock of the Company and the 1999 Stock Option Plan. The Delaware General Corporation Law required the Company to obtain stockholder approval for the charter amendment. In each case, stockholder approval was obtained pursuant to Section 228 of the Delaware General Corporation Law ("Section 228"), subject to the expiration of twenty
(20) days following the mailing of this Information Statement to the Company's stockholders as required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). No further corporate or stockholder approvals of these actions are required. Accordingly, this Information Statement is being furnished solely for the purpose of informing stockholders of these matters in compliance with the Exchange Act and subsection (d) of Section 228.

                                    By order of the Board of Directors,

                                    /s/ Eduardo Nieves, Jr.

Bennington, Vermont                 Eduardo Nieves, Jr.
June 8, 1999                        Assistant Secretary

                       MACE SECURITY INTERNATIONAL, INC.
                               160 BENMONT AVENUE
                           BENNINGTON, VERMONT 05201



                             INFORMATION STATEMENT
             PURSUANT TO RULE 14C-2 OF THE SECURITIES EXCHANGE ACT


  This information statement (the "Information Statement") is being furnished to the holders of the common stock, par value $.01 per share (the "Common Stock"), of Mace Security International, Inc. (the "Company"), on or about June 8, 1999 to advise them of the approval by written consent on May 25, 1999 (the "Consent") by the holders of over 4,440,592 shares, or in excess of 50%, of the Company's issued and outstanding Common Stock (the "Consenting Stockholders"), of


     i. the approval and adoption of a series of agreements that will result in a change of control of the Company and the issuance of greater than twenty percent (20%) of the outstanding shares of Common Stock of the Company (collectively, the "Change of Control Transactions") by:

               (a) the appointment of Louis D. Paolino, Jr. as the Company's Chairman of the Board of Directors;
               (b) the appointment of a new Board of Directors of the Company to include Jon E. Goodrich, Mr. Paolino, Constantine N. Papadakis and four individuals designated by Mr. Paolino, at least one of whom shall be an independent director;
               (c) the acquisition by Mr. Paolino and his designees of an aggregate of 6,885,000 shares of common stock of the Company (1,300,000 of which are being purchased from current stockholders of the Company); and
               (d) the acquisition by merger, through a wholly-owned subsidiary of the Company, of American Wash Services, Inc., a company controlled by Mr. Paolino in exchange for $4,687,500, in cash, 628,362 shares of common stock of the Company and warrants to purchase an aggregate of 1,825,000 shares of common stock of the Company.

    ii. an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 18,000,000 to 200,000,000 and authorized shares of Preferred Stock from 2,000,000 to 50,000,000 (the "Charter Amendment"); and

   iii.   the Company's 1999 Stock Option Plan.

   The Nasdaq National Market rules and regulations required the Company to obtain stockholder approval for the Change of Control Transactions and the 1999 Stock Option Plan. The Delaware General Corporation Law required the Company to obtain stockholder approval for the Charter Amendment. In each case, stockholder approval was obtained pursuant to Section 228 of the Delaware General Corporation Law ("Section 228"), subject to the expiration of twenty (20) days following the mailing of this Information Statement to the Company's stockholders as required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). No further corporate or stockholder approvals of these actions are required. Accordingly, this Information Statement is being furnished solely for the purpose of informing stockholders of these matters in compliance with the Exchange Act and subsection (d) of Section 228.

     Only stockholders of record at the close of business on May 21, 1999 (the "Record Date") will receive this Information Statement. As of the Record Date, there were outstanding 8,881,183 shares of Common Stock, which constituted the only outstanding securities of the Company as of such date. Under the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock on the Record Date was required to approve the Change of Control Transactions, the Charter Amendment and the Company's 1999 Stock Option Plan. As of the Record Date, 4,440,592 shares of Common Stock constituted a majority of the outstanding shares of Common Stock of the Company.


                 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY
                           __________________________

                       MACE SECURITY INTERNATIONAL, INC.
                             INFORMATION STATEMENT

                               TABLE OF CONTENTS

                                                           Page
                                                           ----

Summary of Change of Control Transactions................     1

Summary of Charter Amendment.............................     9

Summary of 1999 Stock Option Plan........................    12

Unavailability of Dissenter's Rights.....................    15

Interest of Certain Persons on Matters to be Acted Upon..    15

Additional Information...................................    16

Index to Financial Statements............................  FS-1

                                   Appendices
                                   ----------

Appendix A - Stock Purchase Agreement..........................  A-1
----------

Appendix B - Merger Agreement..................................  B-1
----------

Appendix C - Fairness Opinion of Wolff Investment Group, Inc...  C-1
----------

Appendix D - Employment Agreement for Louis D. Paolino, Jr.....  D-1
----------

Appendix E - Charter Amendment.................................  E-1
----------

Appendix F - 1999 Stock Option Plan............................  F-1
----------

                   SUMMARY OF CHANGE OF CONTROL TRANSACTIONS

GENERAL

   The Company entered into a Stock Purchase Agreement dated March 26, 1999, as amended, with Louis D. Paolino, Jr. (the "Stock Purchase Agreement") and a Merger Agreement dated March 26, 1999, as amended, with a company controlled by Mr. Paolino (the "Merger Agreement"), both of which are described in detail below. Mr. Paolino, a graduate of Drexel University with a B.S. in Civil Engineering, was formerly the Chairman, President and Chief Executive Officer of Eastern Environmental Services, Inc. ("Eastern"), a solid waste management services company from June 1996 through December 1998. On May 24, 1999, Mr. Paolino was appointed a director and the President and Chief Executive Officer of the Company.

   The Company obtained the approval of the Consenting Stockholders for the Change of Control Transactions in order to comply with the rules and regulations of the Nasdaq National Market. The Delaware General Corporation Law does not require stockholder approval for such transactions.

   The consummation of the Change of Control Transactions are subject to several independent conditions precedent. Although many of such conditions have been satisfied, there can be no assurance that all of the conditions will be satisfied and that the Change of Control Transactions will occur on the terms set forth in this Information Statement or at all.


THE STOCK PURCHASE AGREEMENT

     Mr. Paolino and his designees, pursuant to the terms and conditions of the Stock Purchase Agreement, shall purchase from the Company 3,735,000 unregistered shares of Common Stock at a purchase price of $1.375 per share, an aggregate of $5,135,625. As of the date of this Information Statement, Mr. Paolino has designated the right to purchase 900,000 shares of Common Stock to Red Mountain Holdings, Ltd., a British Virgin Island corporation owning shares of common stock of American Wash Services, Inc. ("RMH"), and 50,000 shares of Common Stock to Robert M. Kramer, the Company's General Counsel and Executive Vice President. Mr. Paolino currently anticipates designating the right to purchase an additional 185,000 shares of Common Stock to other members of his management team.

     The Stock Purchase Agreement also provides for the following changes in the Company's management to be a condition of the closing under the Stock Purchase Agreement (the "Stock Closing"):

          i. Except for Jon E. Goodrich, Mr. Paolino and Constantine N. Papadakis, each director of the Company shall resign effective as of the Stock Closing; and

          ii. The Board of Directors shall appoint Mr. Paolino as the Chairman of the Board of Directors and shall also appoint four individuals designated by Mr. Paolino, at least one of whom shall qualify as an independent director, as directors of the Company, in each case to fill the vacancies on the Board.

     The Stock Purchase Agreement contains representations, warranties, covenants, conditions and indemnification provisions customary for a transaction of this size and nature. The Stock Closing is conditioned upon, among other things, the simultaneous closing under the Merger Agreement and the continued listing of shares of Common Stock on the Nasdaq National Market. The Company has been informed by the Nasdaq National Market that, as a result of the Change of Control Transactions, the Company will need to meet the initial listing requirements for the Nasdaq National Market, which are more stringent than the continuing listing requirements. The Company believes, however, that it will satisfy the initial listing requirements of the Nasdaq National Market.

     Additional conditions precedent to the Stock Closing include (i) Mr. Paolino's purchase of 1,050,000 shares of Common Stock from Mr. Goodrich for a purchase price of $1.375 per share, (ii) Mr. Paolino's purchase of 100,000 shares of Common Stock from each of two current stockholders of the Company for a purchase price of $1.375 per share, (iii) Mr. Kramer's purchase of 50,000 shares of Common Stock from Mr. Goodrich for a purchase price of $1.375 per shares, and (iv) the consummation of a private placement by the Company (the "Private Placement") of 1,850,000 shares of Common Stock at a purchase price of $2.00 per share to five persons designated by Mr. Paolino. The Stock Purchase Agreement may be terminated by either the Company or Mr. Paolino if the Stock Closing has not occurred by August 31, 1999.

     The aggregate purchases referenced above will result in a total capital investment in the Company of approximately $8.83 million by Mr. Paolino, members of Mr. Paolino's management team and investors purchasing shares of Common Stock in the Private Placement. Following the consummation of such purchases, Mr. Paolino will become the Company's largest shareholder.

     A copy of the Stock Purchase Agreement is attached hereto as Appendix A.
                                                                  ----------
The descriptions of the material terms and conditions of the Stock Purchase Agreement set forth above are qualified in their entirety by reference to the complete text of the Stock Purchase Agreement.

THE MERGER

   As a condition to the above-described share purchases, pursuant to a Merger Agreement among the Company, Mr. Paolino and RMH, the Company is required to simultaneously acquire by merger (the "Merger") American Wash Services, Inc. ("AWS"), a company presently headed and majority-owned by Mr. Paolino. AWS was formed to engage in the business of acquiring and operating car wash facilities. To date, it has acquired seven (7) car wash facilities located in Pennsylvania and New Jersey and entered into agreements to acquire additional car wash facilities that are described in " - Business of AWS" below.

     Pursuant to the terms of the Merger, AWS will be merged with and into a wholly-owned subsidiary of the Company ("Merger Sub"). At the closing under the Merger Agreement (the "Merger Closing"), AWS will be merged with and into Merger Sub and all of the outstanding shares of common stock of AWS shall be converted into the right to receive from the Company, as consideration for the Merger, (i) $4,687,500, in cash, and (ii) 628,362 unregistered shares of Common Stock, of which Mr. Paolino shall receive 470,000 shares and RMH shall receive 158,362 shares. In addition, the Company shall issue at the Merger Closing (i) to Mr. Paolino, an assignable warrant to purchase 1,500,000 shares of Common Stock at an exercise price of $1.375 per share, exercisable at any time 120 days after the Merger Closing and terminating on the fifth anniversary of the date on which such warrant is first exercisable, (ii) to Mr. Paolino, an assignable warrant to purchase 250,000 shares of Common Stock at an exercise price of $2.50 per share, exercisable at any time 120 days after the Merger Closing and terminating on the fifth anniversary of the date on which such warrant is first exercisable, and
(iii) to Mr. Kramer, an assignable warrant to purchase 75,000 shares of Common Stock at an exercise price of $1.375 per share, exercisable at any time 120 days after the Merger Closing and terminating on the fifth anniversary of the date on which such warrant is first exercisable.

   The Merger will be accounted for by the Company under the "purchase" method of accounting in accordance with generally accepted accounting principles. Pursuant to this method, a portion of the consideration delivered in connection with the Merger will be allocated to the assets acquired and liabilities assumed based on their estimated fair market values on the closing date of the Merger. The excess of the merger consideration over the fair value of AWS' assets and liabilities will be recorded as an intangible asset that will be amortized over 15 years.

     The Merger Agreement contains representations, warranties, covenants, conditions and indemnification provisions customary for a transaction of this size and nature. The closing of the Merger is subject to several conditions precedent, including the continued listing of shares of Common Stock of the Company on the Nasdaq National Market. The Company is aware of no federal or state regulatory requirements that must be complied with or other approvals that must be obtained prior to consummation of the Merger, other than (i) compliance with applicable federal and state securities laws, and (ii) the acceptance for filing of the Certificate of Merger as required under the Delaware General Corporation Law. The Merger Agreement may be terminated by either the Company or the shareholders of AWS if the closing of the Merger has not occurred by August 31, 1999.

     Pursuant to an Operating Agreement between the Company and AWS, until the consummation of the Merger, the Company will operate all aspects of the business of AWS. The Company will retain all revenues from such operations and will incur all expenses in connection therewith, except that AWS will receive 50% of the net income from its operations after July 3, 1999.

     A copy of the Merger Agreement is attached hereto as Appendix B.  The
                                                          ----------
descriptions of the material terms and conditions of the Merger Agreement set forth above are qualified in their entirety by reference to the complete text of the Merger Agreement.

BUSINESS OF AWS

   AWS is a chain of full-service car washes providing the convenience of full
service washing and detailing in a modern, customer-oriented environment.   AWS'
principal executive offices are located at 1000 Crawford Place, Suite 400, Mt. Laurel, New Jersey 08054, and its telephone number is (609) 235-6009.

   AWS is a party to an agreement (the "Millennia Agreement") to acquire the assets of Millennia Car Wash, LLC ("Millennia"), a Delaware limited liability company which is in the business of operating a multi-location car wash company. The obligations of AWS to acquire the assets of Millennia will become the obligations of Merger Sub and the Company after the closing of the Merger. Pursuant to the terms of the Millennia Agreement, after the Merger, Merger Sub will purchase the Texas car wash facilities of Millennia for 2,357,143 shares of Common Stock of the

Company, a warrant to purchase 62,000 shares of Common Stock of the Company and the assumption of certain debt. At a second closing (the "Second Millennia Closing"), Merger Sub will purchase the Phoenix, Arizona car wash facilities of Millennia for 1,730,535 shares of Common Stock of the Company and the assumption of certain debt. The debt to be assumed is not expected to exceed $15,109,000, and the majority of the debt will be assumed at the Second Millennia Closing. The Second Millennia Closing is conditioned upon Millennia's lenders approval of the assumption of debt by the Company. The first Millennia closing is expected to occur soon after the closing of the Merger and the Second Millennia Closing is expected to occur one month thereafter.

     AWS is a party to a Stock Purchase Agreement with Stephen N. Bulboff (the "SBP Agreement"), the sole shareholder of Stephen B. Properties, Inc., a New Jersey corporation which is in the business of operating a multi-location car wash company ("SBP"). The obligations of AWS to acquire the capital stock of SBP will become the obligations of Merger Sub and the Company after the closing of the Merger. Pursuant to the terms of the SBP Agreement, after the Merger, Merger Sub will purchase all of the outstanding shares of common stock of SBP in exchange for 1,060,000 shares of Common Stock of the Company.

   The Millennia Agreement and the SBP Agreement contain several independent conditions that must be fulfilled prior to the closings thereunder, including obtaining stockholder approval for the issuance of shares of Common Stock of the Company to Millennia as a result of such issuances being in excess of twenty percent (20%) of the outstanding shares of Common Stock of the Company. In addition, the transactions set forth in the Millennia Agreement are subject to Hart-Scott-Rodino antitrust clearance. Although the Company will use its best efforts to consummate the transactions set forth in the Millennia Agreement and the SBP Agreement as soon as possible after the Merger, there can be no assurance that, following the consummation of the Merger, the transactions set forth in the Millennia Agreement and the SBP Agreement will be consummated on the terms set forth in such agreement or at all.

REASONS FOR THE CHANGE OF CONTROL

   The Company's Board of Directors pursued the Change of Control Transactions as a strategic series of transactions designed to increase shareholder value through the appointment of a new management team and the acquisition of a new business division that will generate additional revenue for the Company and provide an additional outlet to sell the Company's existing personal security product line. In making its determination to approve the Change of Control Transactions, the Board of Directors reviewed, discussed and analyzed the business opportunities for the Company and certain other relevant factors. In evaluating the terms of the Change of Control Transactions, the Board of Directors consulted with the Company's management and with its financial advisor, Wolff Investment Group Incorporated ("Wolff"). In reaching its conclusion to approve the Change of Control Transactions, the Board of Directors considered several material factors, including, among others:

     i. The economic benefits from the net proceeds of the share purchases under the Stock Purchase Agreement, resulting in increased liquidity and a stronger balance sheet.

     ii. The potential benefits resulting from an increased market value of the combined enterprise and the possibility of increased research coverage and investor interest.

     iii. The potential benefits from the complementary nature of the businesses of the Company and AWS, including the ability of the Company to have additional outlets to sell its personal security product line.

     iv. The extensive business experience and prior success of Mr. Paolino and his management team.

     v. The past and current market price of the Common Stock, operations, financial condition and prospects of the Company.

     v. The receipt of an opinion from Wolff that the terms of the Merger Agreement and the Stock Purchase Agreement are fair, from a financial point of view, to the holders of Common Stock of the Company. See " - Opinion of Financial Advisor."

   In view of the wide variety of factors considered by the Board of Directors, no one of the factors, nor any combination of these factors other than all factors taken together, was determinative in the Board's recommendation. Without giving relative weights to the respective factors, favorable and adverse, the Board of Directors determined that the factors adverse to the Change of Control Transactions were not sufficiently so to negate the potential benefits of the Change of Control Transactions.

OPINION OF FINANCIAL ADVISOR

   On April 26, 1999, Wolff delivered its written opinion to the Board of Directors of the Company that, as of such date, the terms of the Stock Purchase Agreement and the Merger Agreement were fair, from a financial point of view, to the holders of Common Stock.

   The full text of the written opinion of Wolff, dated April 26, 1999, is attached as Appendix C to this Information Statement and describes the
            ----------
assumptions made, matters considered and limits on the review undertaken. The Company's stockholders are urged to read the opinion in its entirety.

EFFECTS OF CHANGE OF CONTROL TRANSACTIONS ON STOCKHOLDERS

   After the Change of Control Transactions, the stockholders of the Company will continue to own the same number of shares of Common Stock as before the Change of Control Transactions, and such transactions are not expected to alter the income tax effect of owning or subsequently transferring shares of Common Stock. In view of the individual nature of each stockholder's income tax situation, stockholders are urged to consult their own tax advisors with respect to the specific federal, state and local tax consequences associated with the Change of Control Transactions.

   Although it is not possible to state the precise effect of the Change of Control Transactions on the stockholders of the Company, the effects will include (i) a lack of sufficient funds for the forseeable future that could be used to pay dividends, although the Company has never paid dividends on its Common Stock and does not anticipate paying dividends in the forseeable future,
(ii) dilution of the voting power of each share of Common Stock, and (iii) reduction in the book value of each share of Common Stock.

NEW MANAGEMENT

   On May 24, 1999, the Company appointed Mr. Paolino, Mr. Kramer and Gregory M. Krzemien to serve as the Company's President and Chief Executive Officer, Executive Vice President, Secretary and General Counsel, and Chief Financial Officer and Treasurer, respectively. Mr. Paolino and Constantine N. Papadakis also were appointed to the Board of Directors of the Company to fill the vacancies resulting from the resignations of Lewis Cohen, R. David Garwood and Neil Campolungo.

   The Company has entered into employment agreements with Mr. Kramer and Mr. Krzemien providing for an annual base salary of $115,000 and $100,000, respectively. On May 24, 1999, the annual salary for Mr. Kramer and Mr. Krzemien was increased to $125,000 and $110,000, respectively. Generally, each of the employment agreements provide for a four year term, contain noncompetition provisions that expire three months following termination of employment, provide certain employee benefits and grant Mr. Kramer and Mr. Krzemien 200,000 and 125,000 options to purchase shares of Common Stock of the Company, respectively, under the 1999 Stock Option Plan that vest over a period of four years, except in the event of a change of control, in which case such options vest immediately.

   The Company has also entered into an employment agreement with Mr. Paolino on terms similar to those described in the employment agreements above. Mr. Paolino's employment agreement, however, provides for an annual base salary of $350,000, no stock options and a $7,000,000 payment upon termination of Mr. Paolino's employment for any reason except for death and disability. A copy of Mr. Paolino's employment agreement is attached hereto as Appendix D.
                                           ----------

     The Company has also entered into employment agreements with certain other members of the new management team selected by Mr. Paolino. Generally, each of the employment agreements provide for a four year term, contain noncompetition provisions that expire three months following termination of employment, provide for salary and other benefits and grant each member of the new management team options to purchase shares of Common Stock of the Company that vest over a period of four years, except in the event of a change of control, in which case such options vest immediately. The employment agreements specify that new management shall be entitled to only nominal compensation until the consummation of the Merger. In the event that such transaction is not consummated, the employment agreements terminate and the options will automatically be cancelled.

   Set forth below is certain information with respect to Mr. Paolino, Dr. Papadakis, Mr. Kramer and Mr. Krzemien:

     LOUIS D. PAOLINO, JR. will serve as the Chairman of the Board after the Stock Closing, and is serving as a director and the President and Chief Executive Officer of the Company. From June 1996 through December 1998, Mr. Paolino served as Chairman of the Board, President and Chief Executive Officer of Eastern. Prior thereto, he was President of Soil Remediation of Philadelphia, Inc., a company engaged in the business of treating contaminated soil which was sold to USA Waste Services, Inc., a waste management corporation, in September 1993. From September 1993 to June 1996, Mr. Paolino served as a Vice President of USA Waste Services, Inc. From November 1995 to January 1996, Mr. Paolino served on the Board of Directors of Metal Management, Inc., formerly known as General Parametrics Corp., a publicly traded company. Mr. Paolino received a B.S. in Civil Engineering from Drexel University. Mr. Paolino is 43 years old.

     CONSTANTINE N. PAPADAKIS, PHD is serving as a director of the Company. Dr. Papadakis has served as the President of Drexel University since 1995. Dr. Papadakis served as a director of Eastern from May 1998 to December 1998. From 1986 to 1995, Dr. Papadakis served as the Dean of the College of Engineering, Geier Professor of Engineering Education, and Professor of Civil Engineering, at the University of Cincinnati. Dr. Papadakis is a director of Fidelity Federal Bank, the Philadelphia Stock Exchange and Corcell, Inc. Dr. Papadakis is 53 years old.

     GREGORY M. KRZEMIEN is serving as the Chief Financial Officer and Treasurer of the Company. From August 1992 through December 1998, he served as Chief Financial Officer and Treasurer of Eastern Environmental Services, Inc. From October 1988 to August 1992, Mr. Krzemien was a senior audit manager with Ernst & Young LLP, and he held other positions with that firm since 1981. Mr. Krzemien received a B.S. degree in Accounting from Pennsylvania State University and is a certified public accountant. Mr. Krzemien is 39 years old.

     ROBERT M. KRAMER will serve as a director of the Company upon consummation of the Stock Closing and is serving as the General Counsel, Secretary and Executive Vice President of the Company. From June 1996 through December 1998, he served as General Counsel, Executive Vice President and Secretary of Eastern Environmental Services, Inc. Mr. Kramer is an attorney and has practiced law since 1979 with various firms, including Blank Rome Comisky & McCauley, Philadelphia, Pennsylvania and Arent Fox Kitner Plotkin & Kahn, Washington, D.C. Since 1989, Mr. Kramer has been the sole partner of Robert M. Kramer & Associates, P.C., a law firm consisting of three lawyers. Although Mr. Kramer will continue his private practice of law at Robert M. Kramer & Associates, P.C., he will devote a substantial amount of time to performing his duties for the Company. From December 1989 to December 1997, Mr. Kramer served on the Board of Directors of American Capital Corporation, a registered securities broker dealer. Mr. Kramer received a J.D. degree from Temple University Law School. Mr. Kramer is 46 years old.

   Set forth below is certain information with respect to the individuals that will be appointed to the Board of Directors of the Company upon consummation of the transactions described in this Information Statement and the resignations of Marvin P. Brown and Howard Edelman as directors of the Company.

     RODNEY R. PROTO will serve as a director of the Company upon consummation of the Stock Closing. Mr. Proto has been the President and Chief Operating Officer of USA Waste Services, Inc. since August 1996. Prior thereto, he was President, Chief Operating Officer and a director of Sanifill, Inc., which he joined in February 1992. Before joining Sanifill, he was employed by Browning-Ferris Industries, Inc. for 12 years where Mr. Proto served, among other positions, as Chairman of BFI Overseas from 1985 to 1987 and President of Browning-Ferris Industries Europe, Inc. form 1987 through 1991. Mr. Proto is 48 years old.

     MATTHEW PAOLINO will serve as a director and as a Vice President of the Company upon consummation of the Stock Closing. From 1996 to December 1998, Mr. Paolino served as Vice President of Risk Management, Asset Management and Special Waste Divisions of Eastern. From 1993 to 1996, Mr. Paolino served as Vice President and General Manager - Soil Remediation Division of USA Waste Services, Inc., which was acquired by Eastern in August 1997. Mr. Paolino received a BS degree in Civil Engineering from Villanova University in 1986 and a JD degree from the Widener School of Law in 1994. Mr. Paolino is the brother of Louis D. Paolino, Jr., the future Chairman, President and Chief Executive Officer of the Company. Mr. Paolino is 34 years old.

     RICHARD B. MUIR will serve as a director of the Company upon consummation of the acquisition of Millennia. Mr. Muir is currently serving as a director, Executive Vice President and Secretary of Excel Legacy Corporation. He has served in such capacity since its formation in 1998. From 1989 to May 1999, Mr. Muir served as a director, Executive Vice President and Secretary of New Plan Excel Realty Trust, Inc. In addition, Mr. Muir had served as an officer and director of various affiliates of Excel Legacy Corporation since 1978, primarily in administrative and executive capacities, including direct involvement in and supervision of asset acquisitions, management, financings and dispositions. Mr. Muir is 44 years old.


MARKET PRICE OF AND DIVIDENDS ON THE COMPANY'S COMMON STOCK

   The Company's Common Stock is traded on the Nasdaq National Market under the symbol "MACE." The following table sets forth for the periods indicated the high and low closing prices for the Company's Common Stock as reported by Nasdaq.


                        1997                High     Low
                   ----------------        ------   -----
                     1st Quarter            1 3/4   1 1/8
                     2nd Quarter            1 3/8     7/8
                     3rd Quarter           1 5/16   25/32
                     4th Quarter            1 1/4     7/8

                        1998
                   ----------------
                     1st Quarter           1 9/16     7/8
                     2nd Quarter          1 11/16  1  1/4
                     3rd Quarter           1  1/2   1 1/8
                     4th Quarter          1 13/16  1 3/16

                        1999
                   ----------------
                     1st Quarter           6       1 9/16


   On March 26, 1999, the last full trading day prior to the public announcement of the execution of the Merger Agreement and the Stock Purchase Agreement, the high and low trading prices for the Common Stock were a high of $3.563 and a low of $2.6875. The closing price of the Common Stock on the Record Date was $12.063. The number of holders of record of the Common Stock on the Record Date was 166.

   The Company has never declared or paid cash dividends on its Common Stock. The payment of dividends, if any, in the future is within the discretion of the Board of Directors and will depend upon the Company's earnings, capital requirements, financial condition and other relevant factors. The Company presently intends to retain all earnings, if any, for future use in its business and does not anticipate paying dividends in the forseeable future.

                          SUMMARY OF CHARTER AMENDMENT


   The Board of Directors has authorized and the Consenting Stockholders acting by written consent have approved an amendment to the Company's Certificate of Incorporation (the "Charter Amendment") to increase the number of authorized shares of Common Stock from 18,000,000 shares to 200,000,000 shares, and the authorized number of shares of Preferred Stock from 2,000,000 shares to 50,000,000 shares.

DESCRIPTION OF CAPITAL STOCK

   At May 21, 1999, there were 8,881,183 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. In addition, at May 21, 1999, there were outstanding stock options for the purchase of a total of 418,717 shares of Common Stock and an additional 104,000 shares reserved for issuance pursuant to
future option grants under the Company's 1993 Stock Option Plan.   The following
description of the Company's capital stock is a summary, does not purport to be complete and is subject in all respects to the applicable provisions of the Company's Certificate of Incorporation, and the information herein is qualified in its entirety by this reference.

  Common Stock
  ------------

  Holders of Common Stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. Holders of Common Stock are not entitled to cumulative voting rights.

  Subject to the terms of any outstanding series of Preferred Stock, the holders of record of the Common Stock are entitled to receive dividends in such amounts and at such times as may be declared by the Board of Directors. Upon the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts or liabilities of the Company, and any amounts required to be paid to the holders of the Preferred Stock, holders of Common Stock shall be entitled to share ratably in the remaining assets of the Company. Except as described above, holders of the Common Stock have no preemptive, subscription, redemption or conversion rights, nor are they entitled to the benefit of any sinking fund. The outstanding shares of Common Stock are validly issued, fully paid and nonassessable by the Company.

  Preferred Stock
  ---------------

  The Board of Directors of the Company is empowered, without approval of the stockholders, to cause the Preferred Stock to be issued in one or more series, and to determine the numbers of shares of each series and the rights, preferences and limitations of each series. The specific matters that may be determined by the Board of Directors include the dividend rights, redemption rights, liquidation preferences, if any, conversion and exchange rights, retirement and sinking fund provisions and other rights, qualifications, limitations and restrictions of any wholly unissued series of Preferred Stock (or of the entire class of Preferred Stock if none of such shares have been issued), the number of shares constituting such series and the terms and conditions of the issue thereof. The rights, preferences and limitations of any series of Preferred Stock will be set forth in a certificate of designation adopted by the Board of Directors or a duly authorized committee thereof.

  Anti-Takeover Provisions
  ------------------------

  The Company is a Delaware corporation and is subject to Section 203 ("Section 203") of the Delaware General Corporation Law (the "DGCL"). In general, Section 203 prevents an "interested stockholder" (defined generally as a person owning 15% or more of a corporation's outstanding voting stock) from engaging in a "business combination" (as defined) with a Delaware corporation for three years following the time such person became an interested stockholder unless: (i) before such person became an interested stockholder, the board of directors of the corporation approved the transaction in which the interested stockholder became an interested stockholder or approved the business combination; (ii) upon consummation of the transaction that resulted in the interested stockholder's becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding stock held by directors who are also officers of the corporation and by employee stock plans that do not provide employees with the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer); or (iii) at the time of or following the time of the transaction in which such person became an interested stockholder, the business combination was approved by the board of directors of the corporation and authorized at a meeting of stockholders by the affirmative vote of the holders of 66-2/3% of the outstanding voting stock of the corporation not owned by the interested stockholder. Under Section 203, the restrictions described above also do not apply to certain business combinations proposed by an interested stockholder following the announcement or notification of one of certain extraordinary transactions involving the corporation and a person who has not been an interested stockholder during the previous three years or who became an interested stockholder with the approval of a majority of the corporation's directors or during certain prescribed times, if such extraordinary transaction is approved or not opposed by a majority of the directors who were directors prior to any such person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors.

  Section 203 defines a business combination to include: (i) any merger or consolidation of the corporation with the interested stockholder; (ii) any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder; (iii) subject to certain exceptions, any transaction which results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; (iv) any transaction involving the corporation which has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or (v) the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

  The Board of Directors of the Company that existed on March 26, 1999 approved of the Change of Control Transactions, the Charter Amendment and the 1999 Stock Option Plan.

  Limitations on Liability
  ------------------------

  Delaware law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach of a director's fiduciary duty of care. The duty of care requires that, when acting on behalf of the corporation, directors must exercise an informed business judgment based on all material information reasonably available to them. Absent the limitations authorized by Delaware law, directors are accountable to corporations and their stockholders for monetary damages for conduct constituting gross negligence in the exercise of their duty of care. Delaware law enables corporations to limit available relief to equitable remedies such as injunction or rescission. The Company's Certificate of Incorporation limits the liability of directors of the Company to the fullest extent permitted by Delaware law. Specifically, directors of the Company will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

  The inclusion of this provision in the Company's Certificate of Incorporation may have the effect of reducing the likelihood of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited the Company and its stockholders. The Company's Certificate of Incorporation provides indemnification to its officers and directors and certain other persons with respect to certain matters, and the Company has entered into agreements with each of its directors and executive officers providing for indemnification with respect to certain matters.

  Stock Transfer Agent and Registrar
  ----------------------------------

   The stock transfer agent and registrar for the Common Stock is American Securities Transfer & Trust, Inc., 938 Quail Street, Suite 101, Lakewood, CO 80215.

PURPOSE OF CHARTER AMENDMENT

   The increase in the number of shares of Common Stock and Preferred Stock is for the following purposes:

   i. to reserve 15,000,000 shares of Common Stock for issuance upon the exercise of options under the 1999 Stock Option Plan; and

   ii. to reserve the remaining shares for issuance in the future for appropriate corporate purposes without the need to amend again its Certificate of Incorporation.

EFFECTS OF CHARTER AMENDMENT

   The rights of the Company's stockholders will not be affected by the increase in the number of authorized shares of Common Stock and Preferred Stock, although their ownership percentage of the Company may be diluted upon the issuance of any of the shares to be issued or reserved for issuance referenced above.


   The Charter Amendment is set forth in Appendix E to this Information
                                        -----------
Statement. The Charter Amendment will become effective upon its filing with the Secretary of State of the State of Delaware on or about June 29, 1999, twenty
(20) days following the date of this Information Statement.

                       SUMMARY OF 1999 STOCK OPTION PLAN


   The Board of Directors believes that a stock option plan enhances the ability of the Company to attract and retain officers and other employees (collectively, "Eligible Employees") and directors, and consultants (together with the Eligible Employees, the "Optionees") and to motivate them to exercise their best efforts on behalf of the Company or any subsidiary or parent of the Company (a "Related Corporation").

     The text of the 1999 Stock Option Plan is attached as Appendix F to this
                                                           ----------
Information Statement. The following description of the 1999 Stock Option Plan is intended merely as a summary of its principal features and is qualified in its entirety by reference to the full text of the 1999 Stock Option Plan.

   1. Number of Shares. The aggregate maximum number of shares of Common Stock which may be issued pursuant to options granted under the 1999 Stock Option Plan will be 15,000,000 shares. The foregoing limit is subject to adjustment to reflect stock dividends, stock splits, share combinations, and similar changes in the capitalization of the Company. The shares issued under the 1999 Stock Option Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

   2. Administration. The 1999 Stock Option Plan will be administered by the Company's Compensation Committee, which consists of not fewer than two directors of the Company's Board of Directors who are designated by the entire Board of Directors. Under the 1999 Stock Option Plan, the Compensation Committee will have the authority to (i) select the Eligible Employees and other Optionees to be granted "incentive stock options" ("ISOs"), within the meaning of Section 422 of the Code, and non-qualified stock options ("NQSOs"), (ii) grant options on behalf of the Company, and (iii) set the date of grant and other terms of the options, including the times at which and the price at which options shall be granted. The Compensation Committee may, in its discretion, accelerate the date on which an option may be exercised.

   3. Eligibility. Only Eligible Employees of the Company or a Related Corporation are eligible to receive ISOs under the 1999 Stock Option Plan. Non-qualified stock options may be granted to all Optionees. As of the date of this Information Statement, there are approximately 50 Eligible Employees of the Company and Related Corporations eligible to receive ISOs and approximately 75 Optionees (including Eligible Employees) eligible to receive NQSOs.

   4. Term of Plan. No option may be granted under the 1999 Stock Option Plan after March 26, 2009, although options outstanding on March 26, 2009 may extend beyond that date.

     5. Term of Option. All options terminate on the earlier of: (a) the expiration of the term specified in the option agreement, which may not exceed ten years from the date of grant or, in the case of an ISO, five years after the date of grant if the Optionee on the date of grant owns, directly or by attribution under the Code, shares possessing more than 10% of the total combined voting power of all classes of stock of the Company; or (b) an accelerated expiration date if the Optionee's employment or service as a director or consultant terminates before the expiration of the term specified in the option agreement, unless otherwise provided in the stock option agreement related to the option. However, if the Optionee's employment or service as a director or consultant terminates for "cause" (as defined in the Stock Option
Plan) prior to the expiration date of the option, such option will terminate immediately.

   6. Option Price. The option price for an option granted under the 1999 Stock Option Plan may not be less than the higher of one hundred percent (100%) of the fair market value of the shares subject to the option on the date that the option is granted or the par value thereof. However, if an ISO is granted to an employee who then owns, directly or by attribution under the Code, shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, the option price must be at least 110% of the fair market value of the shares on the date that the option is granted.

   7. Exercisability. Options are exercisable in such installments as the Compensation Committee may determine.

   8. Payment. An Optionee may pay for shares covered by his or her option in cash or its equivalent or, in the discretion of the Compensation Committee, (i) in shares of the Company's Common Stock previously acquired by the Optionee (subject to certain holding period requirements), (ii) by delivering a properly executed notice of exercise of the option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the option, or (iii) through any combination of cash or its equivalent, (i), or (ii) above.

   9. Option Agreement; Restriction on Transferability. All options will be evidenced by a written option agreement which will contain provisions that are consistent with the 1999 Stock Option Plan and such other provisions as the Compensation Committee deems appropriate. No option granted under the 1999 Stock Option Plan may be assigned or transferred, except by will or the laws of descent and distribution. If the Optionee is married at the time of exercise and if the Optionee requests at the time of exercise, the certificate will be registered in the name of the Optionee and his or her spouse, jointly, with right of survivorship.

   10. Amendments to Options and the 1999 Stock Option Plan; Discontinuance of the 1999 Stock Option Plan. Subject to the provisions of the 1999 Stock Option Plan, the Compensation Committee may not amend an option agreement without an Optionee's consent. The Board of Directors may suspend or discontinue the 1999 Stock Option Plan or, subject to such shareholder approval as may be required under the terms of the Plan, amend it in any respect whatsoever.

   11. Federal Income Tax Aspects of the 1999 Stock Option Plan. Based on the advice of counsel, the Company believes that, under federal tax laws and regulations in effect on May 1, 1999, the federal income tax consequences to the Company and to the Optionees receiving ISOs and NQSOs pursuant to the 1999 Stock Option Plan will be as follows:

   If an option is treated as an ISO, the Optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an Optionee's sale of his or her shares of Common Stock (assuming that the sale occurs no sooner than two years after grant of the option and one year after exercise of the option), any gain will be taxed to the Optionee as capital gain. Currently, the maximum long-term capital gain rate is 20%. If the Optionee disposes of his or her shares of Common Stock prior to the expiration of the above holding period, the Optionee generally will recognize ordinary income in an amount measured as the difference between the exercise price and the lower of the fair market value of the Common Stock at the exercise date or the sale price of the Common Stock. Any gain recognized on such a disposition of the Common Stock in excess of the amount treated as ordinary income will be characterized as capital gain. The Company will be allowed a business expense deduction to the extent the Optionee recognizes ordinary income, subject to Sections 83 and 162(m) of the Code.

   An Optionee will not recognize any taxable income at the time the Optionee is granted an NQSO. However, upon exercise of the option, the Optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the Common Stock over the exercise price, and the Company will be entitled to a corresponding deduction at the time of exercise, subject to Sections 83 and 162(m) of the Code. Upon an Optionee's sale of such shares, any difference between the sale price and fair market value of such shares on the date of exercise will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the Common Stock has been held for more than 12 months.

     The foregoing does not purport to be a complete summary of the effect of federal income taxation upon holders of options or upon the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an Optionee may reside.

                              ____________________

             NEW PLAN BENEFITS UNDER THE 1999 STOCK OPTION PLAN(1)

Name                        Options   Date    Exercise Price  Dollar Value(2)
--------------------------  -------  -------  --------------  ---------------

Robert M. Kramer            200,000  3-26-99    $2.6875           $1,875,100

Gregory M. Krzemien         125,000  3-26-99    $2.6875           $1,171,938

Rodney R. Proto             125,000  3-26-99    $2.6875           $1,171,938

Matthew Paolino             125,000  3-26-99    $2.6875           $1,171,938

Constantine N. Papadakis     20,000  5-24-99    $ 11.00           $   21,260
------------------------

(1) This table discloses option grants under the 1 999 Stock Option Plan to Mr. Kramer, the Secretary, Executive Vice Preside nt and General Counsel of the Company, Mr. Krzemien, the Chief Financial Off icer and Treasurer of the Company, Mr. Proto, a director-designee, and Mr. Matthew Paolino, a director-designee and future Vice President of the Company. Such options have been granted subject to stockholder appro val of the 1999 Stock Option Plan.
(2) Calculated based on the amount by which the fair market value of the Common Stock on the Record Date exceeds the exercise price of the option. The closing price of the Company's Common Stock on the Record Date was $12.063 per share.

  In addition to the options granted to Messrs. Kramer, Krzemien, Proto, Paolino and Papadakis as set forth above, in connection with the Change of Control Transactions, the Company granted to certain Optionees, including members of the new management team, under and in accordance with the 1999 Stock Option Plan, options to purchase 684,000 shares of Common Stock at $2.6875 per share, options to purchase 420,000 shares of Common Stock at $6.875 per share, options to purchase 175,000 shares of Common Stock at $4.00 per share and options to purchase 545,000 shares of Common Stock at $7.00 per share. Such options were granted subject to approval of the 1999 Stock Option Plan by the Company's stockholders.

  Other than the options mentioned above, it is not presently determinable who will receive future options under the 1999 Stock Option Plan since stock option awards are granted by the Compensation Committee in its discretion from time to time. It is anticipated that most or all of the authorized options will be granted prior to the expiration of the 1999 Stock Option Plan.

                             _____________________


            UNAVAILABILITY OF DISSENTER'S RIGHTS UNDER DELAWARE LAW

  The corporate actions described in this Information Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares.


            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

   As a condition to the closing under the Stock Purchase Agreement, the Company's current President and Chief Executive Officer, Jon E. Goodrich, will sell to Mr. Paolino 1,100,000 shares of Common Stock currently held by Mr. Goodrich at a purchase price of $1.375 per share, an aggregate of $1,512,500.
At the closing under the Stock Purchase Agreement, Mr. Goodrich will become Vice President of the Company's existing business, Mace Security Division, which is expected to continue to operate in Bennington, Vermont.

   See "Summary of Change of Control Transactions - Stock Purchase Agreement; - The Merger; and - New Management" and "Summary of 1999 Stock Option Plan - New Plan Benefits Under The 1999 Stock Option Plan" for a description of the interests that Messrs. Paolino, Kramer, Krzemien, Proto, Papadakis and M. Paolino have in the transactions approved by the Consenting Stockholders.

                             ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding shares of Common Stock and certain other holders of such shares (collectively, "Covered Persons"), to file with the Commission and the Nasdaq Stock Market, within specified time periods, initial reports of ownership, and subsequent reports of changes in ownership, of Common Stock and other equity securities of the Company.

   Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its fiscal year ended December 31, 1998, no person (other than R. David Garwood, Eduardo Nieves, Jr. and Eric Crawford) known to be a Covered Person, failed to file on a timely basis, reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year. All reports not timely filed by Messrs. Crawford, Garwood and Nieves have since been filed.

INFORMATION CONCERNING MEETING AND CERTAIN COMMITTEES

   The Board of Directors held five formal meetings during 1998. During 1998, all incumbent directors, except for Virginia de Ganahl Russell, attended in person or by conference telephone at least 75% of the total number of meetings of the Board of Directors and committees of the Board of Directors on which they served during their incumbency. The Company has a standing Audit, Compensation, Planning and Nominating Committee.

   The Audit Committee recommends matters involving the engagement and discharge of independent auditors, reviews the plans for and results of the Company's procedures for internal auditing, and reviews the continuing status of the Company's system of internal accounting controls. During 1998, the Audit Committee consisted of Messrs. Campolungo, Garwood and Cohen and met 3 times. The Audit Committee currently consists of Messrs. Papadakis and Brown.

   The Compensation Committee makes recommendations regarding management compensation and administers the Company's Nonqualified Stock Option Plan. During 1998, the Compensation Committee consisted of Messrs. Cohen, Brown and Campolungo and met 3 times. The Compensation Committee currently consists of Messrs. Papadakis and Brown.

   The Planning Committee is responsible for recommending long-term strategies to the Board of Directors. During 1998, the Planning Committee consisted of Messrs. Garwood, Goodrich, Cohen and Brown and met 5 times. The Planning Committee currently consists of Messrs. Paolino, Goodrich and Brown.

   The Nominating Committee recommends persons to serve as directors of the Company. During 1998, the Nominating Committee consisted of Messrs. Brown and Goodrich and met 2 times. The Nominating Committee currently consists of Messrs. Paolino, Papadakis and Goodrich.

COMPENSATION OF DIRECTORS

   The Company currently pays the Chairman of the Board $750 and each nonemployee director $500 for each Board and committee meeting attended. The Company also pays for reasonable travel and out-of-pocket expenses incurred by nonemployee directors in connection with attendance at meetings. Messrs. Brown, Campolungo, Cohen, Edelman and Garwood have each been granted options to purchase 10,000 shares of Common Stock in connection with their roles as directors that are exercisable in the event of a change in a majority of the Board as constituted on May 1, 1998. Messrs. Cohen, Campolungo and Garwood have been granted additional options to purchase 10,000 shares of Common Stock in connection with their roles as directors. Dr. Papadakis has been granted options to purchase 20,000 shares of Common Stock in connection with his appointment to the Board on May 24, 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Mr. Brown, who serves as Chairman of the Board, and the Company have a verbal agreement pursuant to which Mr. Brown provides executive services to the Company on an as needed basis and receives a fee of $500 per day for such services and reimbursement of business expenses.

   In January 1997, the Company retained the law firm of Donovan & O'Connor, LLP, a firm at which Mr. Goodrich's brother is a principal, to render legal services in litigation matters and general corporate matters. The Company paid $31,017 and $54,354 to such firm in the fiscal years ended December 31, 1998 and 1997, respectively.

EXECUTIVE COMPENSATION

     The following table sets forth certain information for the Company's last three fiscal years concerning the annual, long-term and other compensation of the chief executive officer of the Company. No other executive officer of the Company received annual compensation (consisting solely of base salary and bonus, if any) in excess of $100,000 for the year ended December 31, 1998:

                                                 SUMMARY COMPENSATION TABLE

                                                                                             Long-Term Compensation
                                                                                    -----------------------------------------
                                                                                                     Awards
                                                                                    -----------------------------------------
                                                       Annual Compensation                        Securities
                                                ----------------------------------   Restricted   Underlying     All Other
Name and Principal  Position                    Year        Salary           Bonus  Stock Awards   Options    Compensation(1)
----------------------------------------------  ----------------------------------  ------------  ----------  ---------------
Jon E. Goodrich (1)...........................      1998      $123,714           -             -           -               -
  President and Chief                               1997      $123,214           -             -           -               -
  Executive Officer                                 1996      $124,023     $25,000             -           -               -

----------------------------------------
(1) Mr. Goodrich served as President and Chief Executive Officer until January 15, 1996 and, for the remainder of 1996, served as an advisor to the Board of Directors. Mr. Goodrich was reappointed as President and Chief Executive Officer on March 14, 1997.

     Mr. Goodrich has never been granted options by the Company. Consequently, tables disclosing information with respect to options granted in 1998 to the named current and former executive officers of the Company and information with respect to the year-end value of options held by the named current and former executive officers of the Company have been excluded.


EMPLOYMENT AGREEMENT

  Mr. Goodrich is employed by the Company under an employment agreement that expires on September 1, 1999. Mr. Goodrich is entitled to an annual salary of $125,000. The agreement prohibits Mr. Goodrich from accepting employment with any other entity and further prohibits him from competing with the Company for a two year period following his voluntary termination of employment with the Company or termination of his employment by the Company for cause, as defined in the agreement. Should Mr. Goodrich's employment be terminated without cause, he would be entitled to all payments for the term of the agreement.

   PRINCIPAL STOCKHOLDERS

   The following table sets forth as of May 21, 1999 certain information with respect to beneficial ownership of the Common Stock of the Company by: (a) each person or entity known to the Company to own beneficially five percent or more of the outstanding shares of Common Stock, based upon Company records or Commission records, (b) each of the Company's directors, (c) Jon E. Goodrich, and (d) all executive officers and directors of the Company as a group. Except as otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person. The information regarding stockholders that are the beneficial owners of 5% or more of the currently outstanding Common Stock is based on information from the Company's transfer agent and filings made by the beneficial owners with the Commission. The Company bears no responsibility for the accuracy of the information contained in, or the timeliness of, such filings.

Name  and Address                             Amount and Nature of
of Beneficial Owner                         Beneficial Ownership(1)    Percent(1)
-----------------------------------------  --------------------------  ----------

Jon E. Goodrich(2)(3)                                    2,063,246        23.2%
  160 Benmont Avenue
  Bennington, VT 05201

Louis D. Paolino, Jr.(4)                                 1,646,745        18.1%
  1000 Crawford Place, Suite 400
  Mt. Laurel, NJ  08054

Gary Higgins(5)                                            984,529        10.8%
  701 West Highlander Blvd.
  Arlington, Texas  76015

Ronald I. Heller(6)                                        681,375         7.7%
  M.H. Meyerson & Co., Inc.
  525 Washington Blvd.
  Jersey City, N.J.  07310

David S. Nagleberg(7)                                      681,375         7.7%
  M.H. Meyerson & Co., Inc.
  525 Washington Blvd.
  Jersey City, N.J.  07310

Marvin P. Brown(8)(10)                                     380,388         4.3%
  160 Benmont Avenue
  Bennington, VT 05201

Neil J. Campolungo(9)(10)                                   30,000         *

Lewis C. Cohen(9)(10)(11)                                   63,500         *

Howard Edelman(10)                                          67,700         *

R. David Garwood(9)(10)                                     57,500         *

All executive officers and
  directors as a group (10 persons)(12)                  2,715,834(8)     30.0%
---------------------------------------------------------------------------------

*Indicates beneficial ownership of less than 1%
(footnotes continued on following page)

(footnotes continued from previous page)

(1) Percentage calculation is based upon 8,881,183 outstanding shares of Common Stock as of May 21, 1999. Shares of Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days upon the exercise of an option are treated as outstanding for purposes of determining beneficial ownership and the percentage beneficially owned by such individual.
(2)  Excludes shares of Common Stock held by Mr. Goodrich's wife.
(3) Includes 350,000 shares that are the subject of options granted by Mr. Goodrich to several individuals in private transactions.
(4)  See " - Irrevocable Proxies" below.
(5) Includes 192,857 shares of Common Stock that will not be issued until the named individual satisfied certain post-closing obligations relating the acquisition of Colonial Full Service Car Wash, Inc. by the Company. The named individual has granted an irrevocable proxy to Mr. Paolino to vote the shares of Common Stock set forth in the table above. See "--Irrevocable Proxies."
(6) Includes 445,375 shares of Common Stock in the Ronald I. Heller Individual Retirement Account and 236,000 shares of Common Stock directly owned by Mr. Heller's wife.
(7) Includes 681,375 shares held by a trust for which Mr. Nagleberg and his wife are the trustees.
(8) Includes immediately exercisable options to purchase 200,000 shares of Common Stock, 100,000 of which were granted by the Company in consideration of his agreement to join the Company, and 100,000 of which were granted by an individual in a private transaction.
(9) Includes immediately exercisable options to purchase 10,000 shares of Common Stock granted in recognition for serving as a director.
(10) Includes options to purchase 10,000 shares of Common Stock exercisable in the event of a change in a majority of the Board as constituted on May 1, 1998.
(11) Includes 37,500 shares of Common Stock owned by a 501(c)(2) organization, of which Mr. Cohen is Trustee, from which he will derive no personal benefit.
(12) The total number of shares deemed outstanding for the purpose of this calculation is 9,061,183, which includes shares issuable to any of the persons listed above under options exercisable within 60 days, exclusive of shares underlying options granted by individuals on shares already outstanding (to avoid duplication).

     IRREVOCABLE PROXIES

     In connection with the Company's recent acquisition of certain car wash businesses, the following individuals have granted Mr. Paolino irrevocable proxies to vote the shares of Common Stock issued to such individuals as consideration for such acquisitions:

               Stockholder                       Shares   Expiration Date
               --------------------------------  -------  ---------------
               Rosario Higgins                   168,883        5-18-2000
               Gary Higgins                      984,529        5-18-2000
               Genie Car Care Center, Inc.         4,400         11-30-99
               Genie Car Service Center, Inc.    184,533         11-30-99
               Genie Car Wash, Inc. of Austin      4,400         11-30-99
               Cornett Limited Partnership       300,000         11-30-99

   Until the expiration date of such proxies, Mr. Paolino has the sole power to vote all of the shares of Common Stock set forth above. Mr. Paolino, however, does not have the power to dispose of such Shares.

Available Information

  The Company is subject to the information requirements of the Exchange Act and in accordance therewith files reports, proxy statements, and other information with the Commission. Such reports, proxy statements and other information may be inspected and copied at the offices of the Commission, Route 1024 Judiciary Plaza, 455 Street, N.W., Washington, D.C. 20549, and the following regional offices of the Commission: Northwest Atrium Center, 5000 West Madison Street, Suite 1400, Chicago, Illinois 60661; and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials may be obtained from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission maintains a website that contains reports, proxy statements and other information regarding registrants that are filed electronically with the Commission and the address of such site is: (http://www.sec.gov).


INCORPORATION BY REFERENCE

   The following documents have been previously filed by the Company with the Commission and are hereby incorporated by reference as of their respective dates and to the extent required to be included in or incorporated by reference into this Information Statement by Item 13 of Schedule 14A under the Exchange Act:

   (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998; and

   (ii) the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 1999.

   The Company will furnish to record and beneficial holders of its Common Stock, upon written or oral request, a copy of any and all of the documents that have been incorporated by reference into the documents (or portion thereof) that this Information Statement incorporates. Requests should be made by telephone to 802-447-1503 or in writing to Mace Security International, Inc., 160 Benmont Avenue, Bennington, Vermont 05201; Attention: Investor Relations.


                                    By order of the Board of Directors,

                                    /s/ Eduardo Nieves, Jr.

Bennington, Vermont                Eduardo Nieves, Jr.
June 8, 1999                       Assistant Secretary

                       MACE SECURITY INTERNATIONAL, INC.
                         INDEX TO FINANCIAL STATEMENTS

Unaudited Pro Forma Financial Information

Summary Pro Forma Financial Information..................................................................     FS-2
Pro Forma Consolidated Balance Sheet as of December 31, 1998.............................................     FS-3
Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998......................     FS-4
Pro Forma Consolidated Statement of Operations for the three months ended March 31, 1999.................     FS-5
Notes to Unaudited Pro Forma Consolidated Financial Information..........................................     FS-6


Audited Consolidated Financial Statements -- Mace Security International, Inc.

Report of Independent Accountants........................................................................     FS-8
Consolidated Balance Sheets at December 31, 1998 and 1997................................................     FS-9
Consolidated Statements of Operations for the years ended December 31, 1998 and 1997.....................     FS-10
Consolidated Statements of Stockholders' Equity for the years ended December 31, 1998 and 1997...........     FS-11
Consolidated Statements of Cash Flows for the years ended December 31, 1998 and 1997.....................     FS-12
Notes to Consolidated Financial Statements...............................................................     FS-13


Unaudited Consolidated Financial Statements -- Mace Security International, Inc.

Consolidated Balance Sheet as of March 31, 1999..........................................................     FS-25
Consolidated Statements of Operations and Accumulated Deficit
     for the three months ended March 31, 1999 and 1998..................................................     FS-26
Consolidated Statements of Cash Flows for the three months ended March 31, 1999 and 1998.................     FS-27
Notes to Consolidated Financial Statements...............................................................     FS-28

Audited Consolidated Financial Statements -- American Wash Services, Inc.

Independent Accountants Report...........................................................................     FS-31
Consolidated Balance Sheet at December 31, 1998..........................................................     FS-32
Consolidated Statement of Income for the short fiscal year ended December 31, 1998.......................     FS-34
Consolidated Statement of Retained Earnings for the short fiscal year ended December 31, 1998............     FS-35
Consolidated Statement of Cash Flows for the short fiscal year ended December 31, 1998...................     FS-36
Notes to Consolidated Financial Statements...............................................................     FS-37

Unaudited Consolidated Financial Statements -- American Wash Services, Inc.

Consolidated Balance Sheet as of March 31, 1999..........................................................     FS-44
Consolidated Statement of Income for the three months ended March 31, 1999...............................     FS-46
Consolidated Statement of Retained Earnings for the three months ended March 31, 1999....................     FS-47
Consolidated Statement of Cash Flows for the three months ended March 31, 1999...........................     FS-48
Notes to Consolidated Financial Statements...............................................................     FS-49

                       MACE SECURITY INTERNATIONAL, INC.
                    SUMMARY PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Consolidated Financial Statements give effect to the pending acquisition of American Wash Services, Inc. ("American") by Mace Security International, Inc. (the "Company") pursuant to the terms of a Merger Agreement dated March 26, 1999; the sale of 3,735,000 unregistered shares of Company stock to the new management team at a purchase price of $1.375 per share pursuant to the terms of a Stock Purchase Agreement also dated March 26, 1999; and a planned private placement by the Company of 1,850,000 unregistered shares of Company stock to certain individuals at a purchase price of $2.00 per share.

The pending acquisition of American by the Company is anticipated to be accounted for under the purchase method. Pursuant to the terms of the Merger Agreement, Mace Security International, Inc. ("Mace") will acquire all the outstanding shares of American in exchange for the issuance of 628,362 unregistered shares of Mace common stock and cash consideration of $4,688,000.

The pro forma consolidated statements of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 reflect the results of operations of the Company as if the above pending acquisition of American was included in the Company's consolidated financial statements since the date of inception of American, August 28, 1998. The pro forma consolidated balance sheet as of December 31, 1998 reflects the financial position of the Company as if the acquisition of American had occurred as of December 31, 1998.

The unaudited pro forma consolidated financial statements are based on preliminary estimates, available information, and certain assumptions that management deems appropriate. Management does not expect material changes to the final transaction adjustments. The unaudited pro forma consolidated financial information presented herein is not necessarily indicative of the results of operations or financial position that the Company would have obtained had such events occurred at the beginning of the period, as assumed, or the future results of the Company. The pro forma consolidated financial information should be read in connection with the consolidated financial statements and notes thereto included in this Information Statement.

                       MACE SECURITY INTERNATIONAL, INC.
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            As of December 31, 1998
                            (Dollars in Thousands)

                                                        Mace Security          American Wash      Pro Forma            Pro Forma
                                                     International, Inc.       Services, Inc.    Adjustments          Consolidated
                                                     -------------------       --------------    -----------          ------------
ASSETS
Current assets:
  Cash and cash equivalents                          $             3,572       $           (3)   $    (4,688)  (1)    $      7,717
                                                                                                 $     8,836   (2)
  Cash escrow                                                        611                    -              -                   611
  Accounts receivable, net                                         1,271                    -              -                 1,271
  Inventories                                                      1,502                   24              -                 1,526
  Prepaid expenses and other                                         285                  314              -                   599
  Mortgage receivable                                                  -                2,040         (2,040)  (1)               -
                                                     -------------------       --------------    -----------          ------------
     Total current assets                                          7,241                2,375          2,108                11,724


  Net assets of discontinued operations                              327                    -              -                   327
  Property and equipment, net                                      1,079                1,392          5,007   (1)           7,478
  Intangibles, net                                                   912                    -            337   (1)           1,249
  Other assets                                                       217                1,453              -                 1,670
                                                     -------------------       --------------    -----------          ------------
     Total Assets                                    $             9,776       $        5,220    $     7,452          $     22,448
                                                     ===================       ==============    ===========          ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable                                   $               298       $          230    $         -          $        528
  Accrued expenses                                                   232                  136              -                   368

Deferred income taxes                                                  -                    4              -                     4
Other Liabilities                                                      -                    -          2,114   (1)           2,114
                                                     -------------------       --------------    -----------          ------------
     Total liabilities                                               530                  370          2,114                 3,014

Commitments and contingencies

Stockholders' equity:
     Preferred stock, par value $.01
     per share; authorized 2,000,000
     shares; no shares issued                                          -                    -              -                     -
  Common stock, par value $.01 per share;
     authorized 18,000,000 shares;
     issued and outstanding 13,038,000                                68                    1              5   (1)             130
                                                                                                          56   (2)
  Additional paid-in capital                                      13,333                4,799         (3,453)  (1)          23,459
                                                                                                       8,780   (2)
  Treasury stock at cost                                             (52)                   -              -                   (52)
  (Accumulated deficit) Retained earnings                         (4,103)                  50            (50)  (1)          (4,103)
                                                     -------------------       --------------    -----------          ------------
     Total Stockholders' equity                                    9,246                4,850          5,338                19,434
                                                     -------------------       --------------    -----------          ------------

     Total Liabilities and
          Stockholders' equity                       $             9,776       $        5,220    $     7,452          $     22,448
                                                     ===================       ==============    ===========          ============

                       MACE SECURITY INTERNATIONAL, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                For the Twelve Months Ended December 31, 1998
                 (Dollars in thousands, except per share data)


                                                Mace Security          American Wash           Pro Forma           Pro Forma
                                              International, Inc.      Services, Inc.         Adjustments         Consolidated
                                              -------------------   -------------------   ----------------     ------------------
Net sales                                      $           2,404     $            645      $            -       $         3,049
Cost of sales                                              1,230                  453                 (32) (a)            1,651
General and administrative                                 1,191                  126                                     1,317
Selling                                                      528                    -                                       528
                                              -------------------   -------------------   ----------------     ------------------

             Operating (loss) income                        (545)                  66                  32                  (447)

Other income (expense):
        Interest income                                      137                    -                   -                   137
        Interest expense                                     (95)                   -                   -                   (95)
        Other income                                         221                    -                   -                   221
                                              -------------------   -------------------   ----------------     ------------------

(Loss) income from continuing operations
        before income tax expense                           (282)                  66                  32                  (184)
Income tax expense                                            (4)                 (16)                  -                   (20)
                                              -------------------   -------------------   ----------------     ------------------
Net (loss) income from continuing operations   $            (286)     $            50      $           32       $          (204)
                                              ===================   ===================   ================     ==================

Net loss from continuing operations
per common share:                               $           (0.04)                                                $        (0.02)
                                               ===================                                              ==================

Weighted average number of
        common shares outstanding                      6,987,127                                                      9,132,014 (b)
                                              ===================                                              ==================

                       MACE SECURITY INTERNATIONAL, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   For the Three Months Ended March 31, 1999
                 (Dollars in thousands, except per share data)

                                                    Mace Security        American Wash        Pro Forma             Pro Forma
                                                 International, Inc.     Services, Inc.      Adjustments           Consolidated
                                                 -------------------    ---------------      -----------           -------------
Net sales                                        $             704      $          645       $         -           $       1,349
Cost of sales                                                  364                 400               (51) (a)                713
General and administrative                                     634                 126                 -                     760
Selling                                                        168                   -                 -                     168
                                                 -----------------      --------------       -----------           -------------

          Operating (loss) income                             (462)                119                51                    (292)

Other income (expense):
      Interest income                                           47                                     -                      47
      Interest expense                                           -                                     -                       -
      Other income (expense)                                   (53)                                    -                     (53)
                                                 -----------------      --------------       -----------           -------------
(Loss) income from continuing operations
      before income tax expense                               (468)                119                51                    (298)
Income tax expense                                               -                                     -                       -
                                                 -----------------      --------------       -----------           -------------

Net (loss) income from continuing operations     $            (468)     $          119       $        51           $        (298)
                                                 =================      ==============       ===========           =============
Net loss from continuing operations
      per common share                           $           (0.07)                                                $       (0.04)
                                                 =================                                                 =============
Weighted average number of
      common shares outstanding                          6,387,200                                                     7,919,262 (b)
                                                 =================                                                 =============

                       MACE SECURITY INTERNATIONAL, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Balance Sheet Adjustments

The unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1998 has been adjusted to reflect the following:

(1) On March 26, 1999, the Company entered into a merger agreement for the pending acquisitions of all the outstanding stock of American Wash Services, Inc. for total cash consideration to be paid by Mace Security International, Inc. of $4,688,000 and the issuance of 628,362 unregistered shares of Mace common stock. Additionally, Mace will issue to certain members of new management assignable warrants to purchase 1,570,000 shares of common stock at a purchase price of $1.375 per share and warrants to purchase an additional 250,000 shares of common stock at a purchase price of $2.50 per share. The terms of the warrants are more fully described in the Merger Agreement. The acquisition is anticipated to be accounted for under the purchase method. Pursuant to the terms of the merger agreement, all property, equipment, other assets and working capital will be acquired and all liabilities will be assumed. The allocation of the purchase price is preliminary. The actual allocation will be based on management's final evaluation of such assets and liabilities. The excess of the purchase price over the historic cost of net assets was allocated to goodwill; however, this excess may ultimately be allocated to other specific tangible and intangible assets. The final allocation of the purchase price and the resulting effect on operations may differ significantly from the pro forma amounts included herein. The preliminary allocation of the purchase price is as follows:

     Property and equipment..................................    $ 6,735,000
     Current assets acquired.................................        335,000
     Other assets acquired...................................      1,453,000
     Liabilities assumed.....................................       (370,000)
                                                                 -----------
                                                                 $ 8,153,000
                                                                 ===========

(2) To record the issuance of 3,735,000 unregistered shares of common stock purchased by the new management team at a purchase price of $1.375 per share pursuant to the terms of a Stock Purchase Agreement dated March 26, 1999 and the issuance of 1,850,000 unregistered shares pursuant to a planned private placement to certain individuals at a purchase price of $2.00 per share.

Unaudited Pro Forma Consolidated Statement of Operations Adjustments

The Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1998 has been adjusted to reflect the following:

(a) To adjust depreciation and amortization expense for the change in the basis of property and equipment and intangible assets as if the purchase of American had been completed on American's inception date, August 28, 1998, net of historical depreciation and amortization expense of American.

(b) For purpose of determining pro forma earnings per share, the issuance of 628,362 unregistered shares of common stock to effect the merger of American with Mace, the 3,735,000 unregistered shares of common stock sold to the new management team and the planned issuance of 1,850,000 unregistered shares pursuant to a planned private placement at a purchase price of $2.00 per share were considered to be outstanding since August 28, 1998, the inception date of American.

The Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 1999 has been adjusted to reflect the following:

(a) To adjust depreciation and amortization expense for the change in the basis of property and equipment and intangible assets as if the purchase of American had been completed on January 1, 1999, net of historical depreciation and amortization expense of American.

(b) For purpose of determining pro forma earnings per share, the issuance of 628,362 unregistered shares of common stock to effect the merger of American with Mace, the 3,735,000 unregistered shares of common stock to the new management team and the planned issuance of 1,850,000 unregistered shares pursuant to a planned private placement at a purchase price of $2.00 per share were considered to be outstanding since January 1, 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Mace Security International,
Inc.

     We have audited the accompanying consolidated balance sheets of Mace Security International, Inc. and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mace Security International, Inc. and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ URBACH KAHN & WERLIN PC

Albany, New York
April 2, 1999

                       MACE SECURITY INTERNATIONAL, INC.
                          CONSOLIDATED BALANCE SHEETS
                          December 31, 1998 and 1997

                                           1998          1997
ASSETS
Current assets:
  Cash and cash equivalents..............  $ 3,572,422   $ 1,146,212
  Cash escrow............................      610,800             -
  Accounts receivable, net...............    1,271,031     1,880,565
  Inventories:
    Finished goods.......................      438,168       539,894
    Work in process......................      126,696       175,699
    Raw material and supplies............      937,308       622,586
  Prepaid expenses and other.............      285,208       314,438
                                            ----------    ----------
    Total current assets.................    7,241,633     4,679,394
Net assets of discontinued operations....      326,835     5,103,851
Property and equipment, net..............    1,079,196     1,157,126
Intangibles, net.........................      912,131     1,791,933
Other assets.............................      217,474       136,362
                                            ----------    ----------
    Total  Assets                          $ 9,777,269   $12,868,666
                                            ==========    ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable..........................  $         -   $    30,728
  Current maturities of long-term debt...            -       113,210
  Accounts payable.......................      297,553       333,735
  Accrued expenses.......................      232,942       556,624

   ......................................      530,495     1,034,297
Long-term debt, net of current
  maturities.............................            -     1,660,205
                                            ----------    ----------
    Total liabilities....................      530,495     2,694,502

Commitments and contingencies

Stockholders' equity:
    Preferred stock, par value $.01 per
    share; authorized 2,000,000 shares;
    no shares issued.....................            -             -
  Common stock, par value $.01 per
    share; authorized 18,000,000
    shares; issued 6,825,000 shares
    in 1998, issued and outstanding
    7,081,666 in 1997....................       68,250        70,817
  Additional paid-in capital.............   13,333,191    13,333,191
  Treasury stock, 256,666 shares.........      (52,388)            -
  Accumulated deficit....................   (4,102,279)   (3,229,844)
                                            ----------    ----------
    Total Stockholders' equity...........    9,246,774    10,174,164
                                            ----------    ----------
    Total Liabilities and
      Stockholders' equity...............  $ 9,777,269   $12,868,666
                                            ==========    ==========

                 The accompanying notes are an integral part
                         of the financial statements.

                       MACE SECURITY INTERNATIONAL, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                For the Years Ended December 31, 1998 and 1997


                                         1998         1997
Net sales..............................  $2,404,221   $ 2,657,354
Cost of sales..........................   1,230,375     1,645,077
                                          ---------    ----------
    Gross profit.......................   1,173,846     1,012,277

Operating expenses:
  General and administrative...........   1,191,611       843,334
  Selling..............................     527,556       647,243
                                          ---------    ----------
    Operating loss.....................    (545,321)     (478,300)

Other income (expense):
  Interest income......................     137,486        32,130
  Interest expense.....................     (94,920)     (121,877)
  Other income.........................     220,581        98,195
                                          ---------    ----------
                                            263,147         8,448
                                          ---------    ----------
Loss from continuing operations
  before income tax expense............    (282,174)     (469,852)
Income tax expense.....................       4,358         7,800
                                          ---------    ----------
Loss from continuing operations........    (286,532)     (477,652)
Loss from discontinued operations,
  including $271,452 gain on sale
  of Law Enforcement division in 1998..    (585,903)   (1,209,291)
                                          ---------    ----------
    Net loss...........................  $ (872,435)  $(1,686,943)
                                          =========    ==========
Net loss per common share:
  From continuing operations...........  $    (0.04)  $     (0.07)
  From discontinued operations.........       (0.08)        (0.17)
                                          ---------    ----------
    Total net loss per common share....       (0.12)        (0.24)
                                          =========    ==========
Weighted average number of
  common shares outstanding............   6,987,127     6,920,023
                                          =========    ==========

                  The accompanying notes are an integral part
                         of the financial statements.

                       MACE SECURITY INTERNATIONAL, INC.
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                For the Years Ended December 31, 1998 and 1997


                                                Common stock                       Additional         Treasury
                                                   Shares            Par         Paid-in Capital        Stock          Deficit
                                                -------------      --------      ---------------      ---------      ------------
Balance at January 1, 1997                         6,825,000       $68,250           $13,080,133             -       ($1,542,901)

Shares issued for MSP Retail, Inc. acquisition       176,666         1,767               163,858             -                 -

Shares issued for MS, Inc. acquisition                80,000           800                89,200             -                 -

Net loss                                                   -             -                     -             -        (1,686,943)
                                                   ---------       -------           -----------      --------       -----------

Balance at December 31, 1997                       7,081,666        70,817            13,333,191             -        (3,229,844)

Shares redeemed in connection with
discontinued operations                             (256,666)       (2,567)                    -       (52,388)                -

Net loss                                                   -             -                     -             -          (872,435)
                                                   ---------       -------           -----------      --------       -----------

Balance at December 31, 1998                       6,825,000       $68,250           $13,333,191      ($52,388)      ($4,102,279)
                                                   =========       =======           ===========      ========       ===========


                  The accompanying notes are an integral part
                         of the financial statements.

                       MACE SECURITY INTERNATIONAL, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                For the Years Ended December 31, 1998 and 1997

                                                 1998            1997
Operating activities:
  Net loss                                       $  (872,435)    $(1,686,943)
  Adjustments to reconcile net
    loss to net cash provided by
    operating activities:
      Depreciation                                   341,061         454,247
      Amortization                                   175,653         268,994
      Allowance for bad debts                         21,140         (47,905)
      Gain on sale of assets                               -          (1,996)
      Gain on sale of Law Enforcement
        division                                    (271,452)              -
  Changes in:
      Accounts receivable                            588,394         735,260
      Inventories                                   (163,993)      1,334,307
      Prepaid expenses                                29,230        (115,087)
      Discontinued operations                      2,492,252               -
      Accounts payable                               (36,182)       (679,042)
      Accrued expenses                              (323,682)        145,391
      Other assets                                   (81,112)        (12,459)
                                                   ---------       ---------
        Net cash provided by
          operating activities                     1,898,874         394,767
                                                   ---------       ---------
Investing activities:
  Purchases of property and equipment               (122,568)       (238,726)
  Proceeds attributable to noncurrent
    portion of Law Enforcement assets              3,117,235               -

    Proceeds from sales of property
      and equipment                                        -          13,744
    Acquisition of subsidiaries                            -         (51,372)
    Increase in cash escrow account                 (610,800)              -
                                                   ---------       ---------
        Net cash provided by (used in)
          investing activities                     2,383,867        (276,354)

Financing activities:
  Payment of principal on long-term debt          (1,773,415)       (525,933)
  Proceeds from long-term debt                                     1,206,250
  Payment of notes payable                           (30,728)         (3,272)
  Proceeds from notes payable                              -          34,000
  Debt issue costs                                         -         (28,800)
  Treasury stock                                     (52,388)              -
                                                   ---------       ---------
        Net cash provided by (used in)
          financing activities                    (1,856,531)        682,245
                                                   ---------       ---------
Net increase in cash and cash equivalents          2,426,210         800,658

Cash and cash equivalents:
  Beginning of year                                1,146,212         345,554
                                                   ---------       ---------
  End of year                                    $ 3,572,422     $ 1,146,212
                                                   =========       =========

                    The accompanying notes are an integral
                       part of the financial statements.

                       MACE SECURITY INTERNATIONAL, INC.
                       NOTES TO CONSOLIDATED STATEMENTS

1. DESCRIPTION OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Description of organization:

     Mace Security International, Inc. (Mace) is incorporated under the laws of the state of Delaware. Mace and its subsidiary's revenues are generated primarily through the manufacture, distribution and sale of defense sprays and personal safety products for the consumer market.

     Summary of significant accounting policies:

Principles of consolidation:

     The consolidated financial statements include the accounts of Mace and its wholly-owned subsidiary Mace Security Centers, Inc. (collectively referred to as the Company). All intercompany accounts and transactions have been eliminated.

Revenue recognition:

     Substantially all revenue from domestic sales is recognized when shipments are made and export sales are recognized when title has passed.

Cash and cash equivalents:

     Cash and cash equivalents consist of cash and highly liquid short-term investments with original maturities of three months or less.

Accounts receivable:

     Accounts receivable are presented net of an allowance for doubtful accounts approximating $32,000 at December 31, 1998 ($54,000 at December 31,
1997).

Inventories:

     Inventories are stated at the lower of cost (first-in, first-out method) or market.

     Cost of sales for the year ended December 31, 1998 includes approximately $30,000 attributable to lower of cost or market write downs.

Property and equipment:

     Property and equipment are stated at cost.

     Depreciation is recorded using the straight-line method over the estimated useful lives of the assets.

     Significant additions or improvements extending assets' useful lives are capitalized; normal maintenance and repair costs are expensed as incurred.

     The cost of fully depreciated assets remaining in use are included in the respective asset and accumulated depreciation accounts. When items are sold or retired, related gains or losses are included in operations.

Intangibles:

     Trademarks are stated at cost and are amortized on a straight-line basis over 15 years.

     The excess purchase price over fair values assigned to assets acquired is amortized on a straight-line basis over 15 years.

Research expense:

     Research and development expense, which is charged to operations as incurred, was approximately $58,000 in 1998 and $81,000 in 1997.

Income taxes:

     The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable for future years to differences between financial statement and tax bases of existing assets and liabilities. The effect of tax rate changes on deferred taxes is recognized in the income tax provision in the period that includes the enactment date.

     The provision for taxes is reduced by investment and other tax credits in the years such credits become available.

Advertising:

     The Company expenses the production costs of advertising the first time the advertising takes place. Advertising expense was approximately $133,000 and $249,000 in 1998 and 1997, respectively.

Net loss per common share:

     Loss per common share amounts have been computed using the weighted average number of common shares outstanding for the respective periods. Effective December 31, 1997, the Company adopted Statement of Financial Accounting Standards No. 128 Earnings Per Share (SFAS No. 128). This standard requires the presentation of basic and diluted earnings, when applicable, per share. All outstanding options and warrants are anti-dilutive at December 31, 1998 and 1997.

Use of Estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

Disclosures about Fair Value of Financial Instruments:

     All financial instruments are held for purposes other than trading. The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and Cash Equivalents

     The carrying amount approximates fair value because of the short term maturity of those instruments.

Long Term Debt

     The carrying value approximates fair value for variable rate debt.

Impairment of long-lived assets

     In accordance with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", the Company evaluates the recoverability of its long-lived assets which include trademarks, other intangibles, and other assets whenever changes in circumstances indicate that the carrying amount may not be recoverable. If indications are that the carrying amount of the asset is not recoverable, the Company will estimate the future cash flows expected to result from use of the asset and its eventual disposition. If the sum of the expected future cash flows is less than the carrying amount of the asset, the Company recognizes an impairment loss. The impairment loss recognized is measured as the amount by which the carrying amount of the asset exceeds its fair value.

     During 1998, the Company's sale of its Law Enforcement division resulted in an impairment loss attributable to a trademark. This loss, approximating $550,000, is included with the gain on the sale of the Law Enforcement division in 1998, classified as discontinued operations (Note 2).

2. DISCONTINUED OPERATIONS

     As more fully explained below, during 1998, the Company sold substantially all the assets of its Law Enforcement division. Accordingly, the operating results of its Law Enforcement division have been segregated from continuing operations and reported, on a comparative basis, as a separate line item on the statement of operations entitled "Loss from discontinued operations" and entitled "Net assets of discontinued operations" on the Balance Sheets.

     On April 2, 1998, the Company entered into an agreement (the "Purchase Agreement") with Armor Holdings, Inc. and its wholly-owned subsidiary ("AHI") for the sale of substantially all of the assets of the Company's Law Enforcement division to AHI (the "Transaction"). The terms of the Purchase Agreement required that, in conjunction with the sale of assets, the Company license to AHI the use of Mace(R) and related trademarks and a patent for use by AHI in the Law Enforcement Market only. The Transaction closed on July 14, 1998.

     Pursuant to the terms of the Purchase Agreement, the Company sold to AHI all of the fixed assets, intangibles and inventory of the Law Enforcement division. AHI received a 99-year paid-up license to exploit the Mace(R) brand and other related trademarks in the Law Enforcement Market only, which is made up of law enforcement, military, correctional and certain governmental agencies. The assets of the Law Enforcement division constituted approximately 40% of the Company's assets at December 31, 1997.

     The purchase price for the fixed assets and intangibles, including the license fee for the 99-year paid-up license was $3,117,235, representing the book value as of December 31, 1997. The purchase price for inventory was $1,868,416, representing the book value at July 14, 1998. The Company retained its cash and accounts receivable from the Law Enforcement division.

     In September 1998, the Company disposed of two-wholly owned subsidiaries, MSP, Inc. (a Colorado distributor) and MSP Retail, Inc. (Colorado retail stores). The contracts between the Company and the former owners of the distributorship and retail stores allowed the Company to put back the shares of MSP, Inc. and MSP Retail, Inc. to the former owners if certain pre-tax earnings targets were not achieved within one year following the Company's acquisition. In both cases, the aforementioned subsidiaries failed to achieve their pre-tax earnings targets.

     The Company put back the shares of MSP, Inc. to the former owner in exchange for 80,000 shares of the Company that were tendered as consideration in the acquisition of MSP, Inc.

     In a modified version of the put, the Company transferred the net assets of MSP Retail, Inc. to a corporation owned by the former owner in exchange for 176,666 shares of the Company that were tendered as consideration in the acquisition of MSP Retail, Inc.

     Further, both contracts called for repayment of working capital loaned by the Company to MSP, Inc. and MSP Retail, Inc. The repayment amount as defined by the contracts is the money loaned by the Company reduced by operating losses incurred by the respective subsidiaries during the twelve-month period each was owned by the Company. The reduction of amounts owed was necessary to fulfill another contract provision which required the Company to be responsible for losses incurred by the subsidiaries during Company ownership. As a result of the disposition of these subsidiaries, the Company incurred a loss of $67,013 with respect to MSP, Inc. and $47,317 with respect to MSP Retail, Inc.

3. SUPPLEMENTARY CASH FLOW INFORMATION

     In September 1997, the Company obtained long-term debt from the First National Bank of New England (See Note 8). As part of this refinancing, the Key Bank long-term debt of $593,750 was paid. This non-cash transaction has been excluded from proceeds from long-term debt, as well as payment of principal on long-term debt.

     On January 20, 1999, pursuant to the purchase agreement between the Company and the purchaser of the Law Enforcement division, the Company collected $480,000 or 80% of the $600,000 of purchase price that was retained by the purchaser in escrow to secure among other things, the Company's obligation under the representations and warranties in the purchase agreement. The remainder will be released on or about July 14, 1999 so long as no claim is brought against the Company for which the purchaser is entitled to set off against escrowed funds.

4. PROPERTY AND EQUIPMENT

     The components of property and equipment are summarized below:

                                                   1998             1997

Office furniture.........................          $  132,621       $  128,959
Computer equipment.......................             475,194          428,769
Vehicles.................................              46,501           46,501
Leasehold improvements...................             734,421          674,513
Machinery and equipment..................             813,589          784,344

  Total property and equipment...........           2,202,326        2,063,086

Less: Accumulated depreciation...........          (1,123,130)       (905,960)

  Property and equipment, net............         $ 1,079,196      $1,157,126

     Depreciation expense was $341,061 in 1998 and $454,247 in 1997. Expenditures for maintenance and repairs are charged to income as incurred and amounted to $82,428 in 1998 and $113,429 in 1997.


5. INTANGIBLES

The components of intangibles are summarized below:

                                      1998             1997

Trademarks.......................     $  1,712,853     $2,483,846
Trademark protection costs.......          154,088        154,088
Excess purchase price over fair
  value assigned to assets
    acquired.....................                -              -

   Total intangibles.............        1,866,941      2,637,934
Less: Accumulated amortization...          954,810        846,001

     Intangibles, net............     $    912,131     $1,791,933

Amortization expense was $175,653 in 1998 and $268,994 in 1997.

6. NOTES PAYABLE

     Notes payable at December 31, 1997 consisted of an obligation to a financing company, payable in monthly installments with interest at 10.2%. This note was fully paid in 1998.

     In September 1997, the Company obtained a $250,000 working capital line of credit from First National Bank of New England bearing interest at prime plus 1% (9.5% at December 31, 1997) due May 31, 1998. No amounts were ever drawn on this line of credit which expired on May 31, 1998.

7. ACCRUED EXPENSES

     The components of accrued expenses are summarized below:

                                                        1998         1997
Commissions                                             $   664      $  130,833
Customer prepayments..........................           56,473         107,643
Payroll and related expenses..................           46,172         109,552
Compensated absences..........................                -           8,524
Professional fees.............................           33,349          65,000
Advertising...................................           22,248          64,571
Other.........................................           74,036          70,501

                                                       $232,942      $  556,624

8. LONG-TERM DEBT

     Long-term debt at December 31 consists of the following:

                                                        1998         1997
Notes payable--First National Bank of New
England, bearing interest at prime plus 1.50%
(10.0% at December 31, 1997) payable in monthly
installments of $23,791, including interest,
due October 1, 2007, collateralized by
all assets of the Company...................................   -      $1,773,415
 Less: Current maturities                                      -         113,210

 Total long-term debt                                          -      $1,660,205

     Interest paid was $94,920 in 1998 and $129,770 in 1997.

     In September 1997, the Company refinanced its long-term debt with the First National Bank of New England (`FNB"). Two term loans totaling $1,800,000 bearing interest at prime plus 1.50% (10.0% at December 31, 1997) payable in monthly installments of $23,791, including interest, due October 1, 2007, were obtained. Of the proceeds, $593,750 was used to pay off the existing long-term debt. Additionally, a $250,000 line of credit bearing interest at prime plus 1% (9.5% at December 31, 1997) due May 31, 1998 was obtained. No amounts have been drawn on this line of credit. The Company paid off the loan to FNB simultaneously with the closing of the sale of its Law Enforcement division on July 14, 1998 (Note 2).

9. INCOME TAXES

     The components of income tax expense are:

                                                                  1998          1997
Current (principally state taxes)                                 $4,358        $7,800
Deferred                                                               -             -

Total income tax expense                                          $4,358        $7,800

     The significant components of deferred income tax expense attributed to loss from continuing operations for the years ended December 31, 1998 and 1997 are as follows:

                                                                  1998          1997
Current deferred tax expense                                      $  58,008     $  37,336
Loss carry forward                                                 (203,600)     (615,707)
Valuation allowance for deferred tax assets                         145,592       578,371

                                                                  $       -     $       -

     A comparison of the federal statutory rate to the Company's effective rate is as follows:

                                                                  1998          1997
U.S. statutory rate                                               (34%)         (34%)
State taxes, net of federal benefit                                 1%            1%
Valuation allowance for deferred tax assets                        34%           34%

Effective tax rate                                                  1%            1%

     The significant components of deferred tax assets and liabilities are as follows:

                                                                  1998           1997
Current assets (liabilities):
Allowance for doubtful accounts                                  $    12,878     $   21,587
Inventories                                                           45,147         65,869
Accrued expenses                                                     (32,548)         9,128
Other                                                                  1,357         12,163

  Current deferred assets                                             26,834        108,747
Valuation allowance                                                  (26,834)      (108,747)

  Net current deferred tax assets                                $         -     $        -

Noncurrent assets (liabilities):
Intangibles                                                                -         (4,758)
Plant, equipment and depreciation                                   (215,225)      (234,372)
  Net operating loss carry forwards                                1,355,600      1,152,000

  Net noncurrent deferred assets                                   1,140,375        912,870
Valuation allowance                                               (1,140,375)      (912,870)

  Net noncurrent deferred tax assets                             $         -     $        -

     A valuation allowance is provided to reduce the deferred tax assets to a level which, more likely than not, will be realized. The deferred tax assets recorded reflects management's estimate of the amount which will be realized based upon current operating results and contingencies.

     At December 31, 1998, the Company has net operating loss carry forwards for federal income tax purposes of approximately $3,389,000. The federal net operating loss carry forwards, if unused, will begin to expire during the year ended December 31, 2009.


10. RELATED PARTY TRANSACTIONS

     The Company paid legal and management/consulting fees to officers and directors approximating $31,000 and $57,350 in 1998 and 1997, respectively.

11. COMMITMENTS AND CONTINGENCIES

     The Company is a party to various legal proceedings related to its normal business activities. In the opinion of the Company's management, none of these proceedings are material in relation to the Company's results of operations, liquidity, cash flows or financial condition.

     Operating lease expense for equipment, vehicles and real estate amounted to $181,716 and $170,231 for 1998 and 1997, respectively. Certain of these leases contain purchase options, renewal provisions, and contingent rentals for proportionate share of taxes, utilities, insurance and annual cost of living increases. Future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1998 are:


                  1999                    104,205
                  2000                     28,857
                                          -------
                                         $133,062

     The Company has entered into month to month and long-term sublease agreements with tenants of their operating facility in Bennington, Vermont, including a related party. Total sublease rental income was $110,406 and $93,231 in 1998 and 1997, respectively.

     Future minimum rental receipts required under operating subleases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1998 are:


                  1999                    76,848
                  2000                    44,828

                                        $121,676

     During 1994, the Company paid $75,000 to a related entity to acquire all of the rights and obligations under a lease agreement, including an option to purchase the South Wing of its principal operating facility. Amortization of this deferred cost was $13,440 in 1998 and 1997. The term of the lease expires on January 31, 2000, and requires monthly payments of $6,161, plus the Company's proportionate share of taxes, insurance, utilities and an annual cost of living increase. The option may be exercised for $600,000 at the end of the lease term.

     The Company is a party to a real estate purchase agreement with the Vermont Economic Development Authority (VEDA) for the purchase of the Center and North Wings of its headquarters, after the satisfaction or waiver of certain contingencies by VEDA. The purchase price is $1,000,000, payable by delivery of $150,000 in cash and a promissory note to VEDA for $850,000 at 4% interest per annum, based on a 20 year amortization schedule with a balloon payment of $100,000 due at the end of ten years. The Company previously deposited $75,000 of the total cash portion into an escrow account as required by the agreement. The Company has elected not to purchase the building at this time and is leasing the premises for $4,000 per month, together with taxes, insurance and utilities.


12. STOCK OPTIONS AND WARRANTS

     During September 1993, the Company adopted the 1993 Stock Option Plan (the Plan). The Plan provides for the issuance of up to 630,000 shares of common stock upon exercise of the options. The Company has reserved 630,000 shares of common stock to satisfy the requirements of the Plan. The options are non-qualified stock options and are not transferable by the recipient. The Plan is administered by the Compensation Committee of the Board of Directors, which may grant options to employees, directors and consultants to the Company. The term of each option may not exceed fifteen years from the date of grant. Options are exercisable over either a 10 or 15 year period and exercise prices are not less than the market value of the shares on the date of grant.

     The Company applies Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, in accounting for the stock option plans. Accordingly, no employee compensation cost has been recognized in 1998 and 1997. Had compensation cost and fair value been determined pursuant to Statement of Financial Accounting Standards No. 123 (SFAS No. 123), Accounting for Stock-Based Compensation, net loss would increase from $872,435 to $996,694 in 1998 and from $1,686,943 to $1,886,293 in 1997. Net loss per share would increase from $.12 to $.14 in 1998 and from $.24 to $.27 in 1997. The weighted average fair value of options granted during 1998 and 1997, for the purpose of SFAS No. 123, is $1.33 and $1.23 per share, respectively.

     In accordance with SFAS No. 123, the fair value of each option granted is estimated on the grant date using the Black-Scholes Single Option model, assuming no dividend yield and an expected volatility of 89.5% and 92.2% in 1998 and 1997, respectively. The weighted-average remaining contractual life of outstanding options under the plan at December 31, 1998 is 13 years. The risk-free interest rate ranges from 5.53% to 5.88% in 1998 and from 6.06% to 6.86% in 1997.

     Activity with respect to these plans is as follows:

                                                  1998                  1997

                                                       Weighted               Weighted
                                                       Average                Average
                                                       Exercise               Exercise
                                             Number    Price       Number     Price
Shares under option, January 1               437,800   $   1.48    276,400    $   1.54
Options granted                               98,500       1.10    162,500        1.40
Options repurchased                           (4,800)      5.50          -           -
Options canceled                             (30,500)      1.38     (1,100)       5.50

Shares under option, December 31             501,000       1.37    437,800        1.48

Options exercisable, December 31             501,000   $   1.37    437,800    $   1.48

Shares available for granting
 of options, December 31                     129,000               192,200

The following is a summary of the status of options outstanding at December 31, 1998:

           Outstanding Options          Exercisable Options

                     Weighted
                     Average       Weighted               Weighted
Exercise             Remaining     Average                Average
Price                Contractual   Exercise               Exercise
Range     Number     Life          Price       Number     Price
$ 1.63      6,000    14.33         $ 1.63        6,000    $ 1.63
  1.50    337,500    12.41           1.50      337,500      1.50
  1.25     52,500    13.58           1.25       52,500      1.25
  1.21     65,000    14.60           1.21       65,000      1.21
  1.19     40,000    12.64           1.19       40,000      1.19

     In connection with the initial public offering of the Company's securities in November 1993, the Company issued a total of 75,000 common stock purchase warrants to the underwriters of the securities. These warrants expired in November 1998.

     In August 1994, the Company issued warrants to purchase 60,000 shares of Mace Security International, Inc. common stock at $4.25 per share in connection with the purchase of certain assets of a business. The warrants are exercisable over a ten year period, expiring on August 24, 2004. On July

14, 1998, in connection with the sale of the Law Enforcement division ( Note 2), the Company issued to the purchaser 300,000 warrants to purchase Common Stock of the Company at $1.25 per share. These warrants were fully exercised in March 1999.

     During the exercise periods, the Company will reserve a sufficient number of shares of its common stock to provide for the exercise of the rights represented by option and warrant holders.

13.  CONCENTRATION OF CREDIT RISK

     The Company maintains its cash accounts in high quality financial institutions. At times, these balances may exceed insured amounts.

     The Company limits the concentration of credit risk in receivables from retailers by closely monitoring credit and collection policies. Risk of losses from international sales are minimized by requiring the majority of customers to provide irrevocable confirmed letters of credit and/or cash advances. Management believes that the allowance for doubtful accounts is adequate to absorb estimated losses.

14.  EMPLOYEE BENEFIT PLAN

     The Company maintains a voluntary 401(k) plan covering substantially all of its employees. Employees may contribute from 1% to 20% of their regular wages, up to the limit permitted by the Department of Labor. The Company matches 25% of each dollar contributed by employees up to 4% of their wages. The cost of the plan amounted to $20,521 and $28,354 in 1998 and 1997, respectively.

15.  ACQUISITIONS AND SUBSIDIARIES

     In July 1997, the Company acquired all of the issued and outstanding common stock of MSP, Inc. (MSP), an Aurora, Colorado marketer of a diversified line of consumer safety and security products. This transaction was recorded as a purchase, and the operations of MSP have been included with the Company's from the acquisition date. In the event MSP achieves certain financial goals, an additional 15,000 shares of the Company's common stock is issuable. The purchase cost of $90,000 was represented by 80,000 shares of the Company's stock valued at $1.125 per share.

     In September 1997, the Company acquired all of the issued and outstanding common stock of MSP Retail, Inc. (MSPR), an operator of two retail stores in the Denver, Colorado area, specializing in the sale of security products for personal and home protection. This transaction was recorded as a purchase, and the operations of MSPR have been included with the Company's from the acquisition date. The purchase price of $212,000 was represented by 176,666 shares of the Company's common stock valued at $.9375 per share and cash of $46,300.

     The operations of MSP, Inc. and MSP, Retail, Inc. were discontinued in 1998 (Note 2).

     In September 1997, the Company established Mace Security Centers, Inc., a subsidiary corporation formed for the purpose of offering franchises for the operation of retail stores which will sell personal protection and security products. The subsidiary became active during 1998 selling its first two franchises.

16.  SEGMENT INFORMATION

     Since the sale of its Law Enforcement division, the Company principally engages in the manufacture, distribution and sale of Mace(R) brand defense sprays and personal safety products to the civilian consumer market, "Consumer". Mace Anti Crime Bureau's operations are not significant enough to report as a separate business segment and are included in with Consumer. Although the Company sell its products on a worldwide basis, more than 95% of its sales in 1998 from continuing operations were within the United States.

17.  SUBSEQUENT EVENTS

Proposed Sale of Mace Anti Crime Bureau

     The Company has entered into a letter of intent for the sale of substantially all the assets of its MACB division for approximately $1,100,000. Only certain liabilities of the division will be assumed by the purchaser. The Company will retain the cash and accounts receivable from this division. There are no definitive agreements executed and the terms of the letter of intent are not binding with respect to this proposed transaction. Additionally, the purchaser's obligation to acquire the MACB division is conditioned on its obtaining financing sufficient to effect this transaction.

     The proposal calls for a downpayment with the remainder of the purchase price paid pursuant to a nonnegotiable promissory note, payable annually over three years, with interest at a floating rate per annum equal to the prime rate quoted by the Wall Street Journal and is payable on the first and second anniversaries of the closing.

     The Company also expects to enter into agreements to receive a 1% royalty on products sold using the brand names Mace Cash(TM), Mace Anti Crime(TM) and Mace Anti Crime Bureau(R) and contingent consideration in the form of a 5% royalty on certain sales made by the purchaser within three years following the closing date.

Proposed Change of Control, Private Placement and Merger with American Wash Services, Inc.

     The Company has entered into an agreement with Louis D. Paolino, Jr. to become its Chairman and Chief Executive Officer.

     As a condition to his agreement to serve as CEO, the Company's current Board of Directors, other than Mr. Goodrich, will resign and be replaced by a new Board selected by Mr. Paolino.

     Also, Mr. Paolino has agreed to purchase 3,735,000 shares of the Company's Common Stock. A portion of such shares are expected to be purchased by members of Mr. Paolino's management team, by assignment of Mr. Paolino's right to purchase such shares.

     As a condition to Mr. Paolino's agreement to purchase the shares, the Company has entered into employment agreements with certain members of the new management team selected by Mr. Paolino. Pursuant to the employment agreements, each new member of the management was granted options to purchase shares of the Company's Common Stock. The employment agreements specify that the new management will be entitled to only nominal compensation until the sale of the 3,735,000 shares is consummated. In the event the sale of the Paolino Shares does not occur, the employment agreements terminate and the options will automatically be cancelled.

     As an additional condition to Mr. Paolino's agreement to purchase the shares, substantially simultaneously with such sale, the Company will sell in a private placement 1,850,000 shares of the Company's Common Stock. The shares will not be registered under the Securities Act of 1933, and thus, will not be freely tradable for a period of at least one year from the closing of the sale of the shares.

     The sales of the above-referenced 5,585,000 shares will result in a total capital investment by Mr. Paolino, members of Mr. Paolino's management team and others of approximately $8.83 million.

     Following the stock sales, Mr. Paolino will become the Company's largest shareholder and Jon E. Goodrich will become Vice President of the existing business, Mace(R) Consumer sales, which is expected to continue to operate in Bennington, Vermont.

     As a condition to the referenced stock purchases, MSI will substantially simultaneously with the stock sales acquire by merger American Wash Services, Inc., a company headed by Mr. Paolino. The purchase price for American Wash will be cash of $4,687,500, 628,362 shares of the Company's Common Stock and the issuance to Mr. Paolino and his designee of assignable warrants to purchase a total of 1,825,000 shares of the Company's Common Stock. The total consideration to be paid to the Company upon the exercise of all such warrants is approximately $2,791,000. The warrants will not be exercisable until the expiration of 120 days following the closing and will have terms of 64 months. The shares issued in the merger and issuable under the warrants will not be registered under the Securities Act of 1933, and thus, will not be freely tradable for a period of at least one year from the closing of the sale of the shares.

     MSI's obligation to complete the transactions is conditioned on, among other things, approval by MSI's Board of Directors and shareholders, continued listing on the NASDAQ National Market System, a due diligence investigation and receipt of a fairness opinion covering the merger and the sale of shares.

     It is anticipated that the transactions will be approved by the Company's shareholders by written consent. The transactions are expected to close twenty days following the distribution of an Information Statement regarding the transactions and related matters.

                       MACE SECURITY INTERNATIONAL, INC.
                                BALANCE SHEETS
                                  (Unaudited)

                                                        March 31,        December 31,
                                                           1999             1998
ASSETS
Current assets:
  Cash and cash equivalents                                $3,941,781    $ 3,572,422
  Cash escrow                                                 130,800        610,800
  Accounts receivable, less allowances for doubtful
   accounts ($138,072 in 1999; $64,454 in 1998)             1,657,771      1,271,031
  Inventories:
    Finished goods                                            668,928        438,168
    Work in process                                           146,095        126,696
    Raw material and supplies                                 691,914        937,308
  Prepaid expenses and other                                  256,029        285,208
                                                            ---------      ---------
    Total current assets                                    7,493,318      7,241,633
Net assets of discontinued operations                         179,270        326,835
Property and equipment, Net                                   943,553      1,079,196
Intangibles, Net                                              890,521        912,131
Other assets                                                  208,846        217,474
                                                            ---------      ---------
    Total Assets                                           $9,715,508    $   777,269
                                                            =========     ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                         $  109,636    $   297,553
  Accrued expenses                                            458,108        232,942
                                                            ---------      ---------
    Total liabilities                                         567,744        530,495

Commitments and contingencies

Stockholders' equity:
  Preferred stock, par value $.01 per
    share; authorized 2,000,000 shares;
    no shares issued
  Common stock, par value $.01 per share;
    authorized 18,000,000 shares; issued
    7,200,000 in 1999, issued and
    outstanding 6,825,000 in 1998                              72,000         68,250
    Additional paid in capital                             13,812,691     13,333,191
    Treasury stock                                            (52,388)       (52,388)

    Accumulated deficit                                    (4,684,539)    (4,102,279)
                                                            ---------      ---------
      Total stockholders' equity                            9,147,764      9,246,774
                                                            ---------      ---------
      Total Liabilities and Stockholders'
        equity                                             $9,715,508    $   777,269
                                                            =========     ==========

                  The accompanying notes are an integral part
                         of the financial statements.

                       MACE SECURITY INTERNATIONAL, INC.
               STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                                  (Unaudited)

                                                Three Months Ended March 31,

                                                    1999          1998

Net Sales                                       $   703,881   $   669,413
Cost of sales                                       364,032       360,204
                                                 ----------    ----------
  Gross profit                                      339,849       309,209

Operating expenses:
  General and administrative                        633,492       335,005
  Selling                                           168,148       210,744
                                                 ----------    ----------
Operating loss                                     (461,791)     (236,540)

Other income (expense):
  Interest income                                    46,132        21,103
  Interest expense                                        -       (44,796)
  Other income                                      (52,546)       21,842
                                                 ----------    ----------
                                                     (6,414)       (1,851)
                                                 ----------    ----------
Loss before income tax expense                     (468,205)     (238,391)
Income tax expense                                        -         1,950
                                                 ----------    ----------
Loss from continuing operations                    (468,205)     (240,341)

Loss from discontinued operations                  (114,055)     (183,247)
                                                 ----------    ----------
Net loss                                        $  (582,260)  $  (423,588)
                                                 ==========    ==========
Accumulated deficit, beginning of the period     (4,102,279)   (3,229,844)
Accumulated deficit, end of the period          $(4,684,539)  $(3,653,432)
                                                 ==========    ==========
Net loss per common share:
  From continuing operations                    $     (0.07)  $     (0.03)
  From discontinued operations                        (0.02)        (0.03)
                                                 ----------    ----------
Total net loss per common share                 $     (0.09)  $     (0.06)
                                                 ==========    ==========
Weighted average of common
  shares outstanding                              6,837,200     6,983,310
                                                 ==========    ==========

                    The accompanying notes are an integral
                       part of the financial statements.

                       MACE SECURITY INTERNATIONAL, INC.
                           STATEMENTS OF CASH FLOWS
                                  (Unaudited)

                          INCREASE (DECREASE) IN CASH

                                                      Three Months Ended March 31,
                                                         1999            1998
Operating activities:
  Net loss                                               $ (582,260)     $ (423,588)
 Adjustments to reconcile net loss to
   net cash provided by (used in)
   operating activities:
     Depreciation                                            62,691         115,973
     Amortization                                            24,814          69,347
     Allowance for bad debts                                105,877          11,119
     Write down of equipment                                 99,666               -
Changes in:
  Accounts receivable                                      (492,617)        387,326
  Inventories                                                (4,765)        (13,676)
  Prepaid expenses                                          104,874         (32,487)
  Discontinued operations                                   147,565         351,654
  Accounts payable                                         (187,917)        101,415
  Accrued liabilities                                       225,767        (149,014)
  Corporate income tax payable                                 (600)          4,136
  Other assets                                              (34,559)       (160,226)
                                                          ---------       ---------
      Net cash provided by (used in)
        operating activities                               (531,464)        261,979

Investing activities:
  Purchase of property and equipment                        (62,427)       (255,784)
  Decrease in cash escrow account                           480,000               -
                                                          ---------       ---------
      Net cash provided by (used in)
       investing activities                                 417,573        (255,784)

Financing activities:
  Payment of principal of long-term debt                          -         (26,948)
  Payment of notes payable                                        -          (9,984)
  Proceeds from exercise of stock
    options and warrants                                    483,250               -
                                                          ---------       ---------
      Net cash provided by (used in)
        financing activities                                483,250         (36,932)
                                                          ---------       ---------
Net increase (decrease) in cash and
  cash equivalents                                          369,359         (30,737)
Cash and cash equivalents:
  Beginning of period                                     3,572,422       1,146,212
                                                          ---------       ---------
    End of period                                        $3,941,781      $1,115,475
                                                          =========       =========

                  The accompanying notes are an integral part
                         of the financial statements.

                       MACE SECURITY INTERNATIONAL, INC.
                         NOTES TO FINANCIAL STATEMENT
                                  (Unaudited)

1. MANAGEMENT OPINION

In the opinion of management, the accompanying unaudited financial statements contain all adjustments, consisting of only normal, recurring adjustments, necessary to present fairly the financial position, results of operations and cash flows for the periods presented. The results of any interim period are not necessarily indicative of results for the full year. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The financial statements should be read in conjunction with the financial statements and notes thereto for the year ended December 31, 1998.

2. EARNINGS PER SHARE

Earnings per share on common stock are computed using the weighted average number of shares of common stock outstanding during each period presented. The Company adopted Financial Accounting Standard No. 128 for the year ended December 31 1997. The loss per common share for the three months ended March 31, 1999 and 1998 have been calculated in accordance with this Standard.

3. COMMITMENTS AND CONTINGENCIES

As disclosed in the Company's 1994 Form 10-KSB, on January 25, 1994 a suit was filed by Carmeta Gentles on her own behalf and as personal representative of the estate of Robert Gentles in Ontario Court (General Division), Ontario, Canada, claiming intentional or negligent manufacture and distribution of the Mark V Mace(R) brand defense spray unit and that its contents contributed to the suffering and death of Robert Gentles while in the Kingston Penitentiary in October 1993. The Company was added as a party defendant on February 8, 1995. The plaintiff seeks five million dollars in damages. The Company forwarded this suit to its insurance carrier for defense. Based on discussion with Company's counsel and insurance carrier, the Company does not anticipate that this claim will result in the payment of damages in excess of the Company's insurance coverage.

On July 27, 1998, the Company was added as a defendant in a suit filed in the state of West Virginia by Susan H. Jackman, et. al. The litigation concerns an attack on Mrs. Jackman by two dogs and the alleged failure of a "Muzzle(R)" product distributed by the Company to repel the dogs. The suit claims product liability and negligence and seeks one million dollars in damages. The Company forwarded this suit to its insurance carrier for defense. The Company does not anticipate that this claim will result in the payment of damages in excess of the Company's insurance coverage.

4. DISCONTINUED OPERATIONS

On July 14, 1998, the Company sold substantially all of the assets of its Law Enforcement division. The purchase price was $4,985,651, paid in cash. In conjunction with the sale of assets, the Company licensed to the purchaser the use of Mace(R) and related trademarks and a patent for use by the purchaser in the Law Enforcement market only and received a one-time license fee of $650,000. The Company retained the cash and accounts receivables from the Law Enforcement division at closing.

The Company applied $1,725,202 of the purchase price received to pay off the amount due to FNB under its term loans.

A portion of the purchase price ($600,000) was retained by the purchaser in escrow to secure, among other things, the Company's obligations under the representations and warranties in the purchase agreement. On January 20, 1999, $480,000 of the escrow was returned to the Company. The remainder will be released on or about July 14, 1999 so long as no claim is brought against the Company for which the purchaser is entitled to set off against the escrow funds.

Notwithstanding the sale of the Law Enforcement division, the Company continues to fulfill its obligation under a nonassignable Department of Defense contract which is expected to be completed in August of 1999. Consequently, this contract is included in discontinued operations.

Sale of Subsidiaries

In the three months ended September 30, 1998, the Company disposed of two wholly-owned subsidiaries, MSP, Inc. (a Colorado distributor) and MSP Retail, Inc. (Colorado retail stores which were operated as Mace Security Centers(TM)). The contracts between the Company and the former owners of the distributorship and retail stores allowed the Company to put back the shares of MSP, Inc. and MSP Retail, Inc. to the former owners if certain pre-tax earnings targets were not met within one year following the Company's acquisition. In both cases, the aforementioned subsidiaries failed to make their pre-tax earnings targets.

The Company put back the shares of MSP, Inc. to the former owner in exchange for 80,000 shares of the Company that were tendered as consideration in the acquisition of MSP, Inc.

In a modified version of the put with respect to MSP Retail, Inc., the Company transferred the net assets of MSP Retail, Inc. to a corporation owned by the former owner in exchange for 176,666 shares of the Company that were tendered as consideration in the acquisition of MSP Retail, Inc.

Further, both contracts called for repayment of working capital loaned by the Company to MSP, Inc. and MSP Retail, Inc. The repayment amount as defined by the contracts is the money loaned by the Company reduced by operating losses incurred by the respective subsidiary during the twelve-month period each was owned by the Company. As a result of the disposition of these subsidiaries, the Company incurred a loss of $67,013 with respect to MSP, Inc. and $47,317 with respect to MSP Retail, Inc.

5. PROPOSED CHANGE OF CONTROL, PRIVATE PLACEMENT AND MERGER WITH AMERICAN WASH SERVICES, INC.

The Company has entered into an agreement (the "Stock Purchase Agreement") in which Louis D. Paolino, Jr. has agreed to become the Company's Chairman and Chief Executive Officer.

As a condition to Mr. Paolino's agreement to serve as CEO, the Stock Purchase Agreement requires that the Company's current Board of Directors, other than Mr. Goodrich, resign and be replaced by a new Board selected by Mr. Paolino.

Further, the Stock Purchase Agreement requires that Mr. Paolino purchase 3,735,000 shares of the Company's Common Stock. A portion of such shares are expected to be purchased by members of Mr. Paolino's management team by assignment of Mr. Paolino's right to purchase such shares.

The Stock Purchase Agreement also provides that as an additional condition to Mr. Paolino's agreement to purchase the shares, substantially simultaneously with such sale, the Company will sell in a private placement 1,850,000 shares of the Company's Common Stock. The shares will not be registered under the Securities Act of 1933, and thus, will not be freely tradable for a period of at least one year from the closing of the sale of the shares.

The sales of the above-referenced 5,585,000 shares will result in a total capital investment by Mr. Paolino, members of Mr. Paolino's management team and others of approximately $8.83 million.

Following the stock sales, Mr. Paolino will become the Company's largest shareholder and Jon E. Goodrich will become Vice President of the existing business, Mace consumer sales, which is expected to continue to operate in Bennington, Vermont.

As a condition to the referenced stock purchases, the Company will substantially simultaneously with the stock sales acquire by merger American Wash Services, Inc., a company headed by Mr. Paolino. The purchase price for American Wash will be $4,687,500 in cash, 628,362 unregistered shares of the Company's Common Stock and the issuance to Mr. Paolino and his designee of assignable warrants to purchase a total of 1,825,000 shares of the Company's Common Stock. The total consideration to be paid to the Company upon the exercise of all such warrants is approximately $2,791,000. The warrants will not be exercisable until the expiration of 120 days following the closing and will have terms of 64 months. The shares issued in the merger and issuable under the warrants will not be registered under the Securities Act of 1933, and thus, will not be freely tradable for a period of at least one year from the closing of the sale of the shares.

Mr. Paolino's and American Wash Services, Inc.'s obligation to complete the transactions are conditioned on, among other things, the completion by the Company of the private placement of stock, no material adverse change in the financial condition of the Company, and receipt from NASDAQ of comfort that the transactions will not effect the continued listing of the Company's stock on the NASDAQ National Market System. No assurance can be made that these transactions will be consummated.

In addition, the Company expects to acquire car wash operations independent of Mr. Paolino and American Wash Services, Inc. The Company expects to start closing these acquisitions in the second quarter.

                      [LETTERHEAD OF BURTON SEGAL & CO.]



                        INDEPENDENT ACCOUNTANTS REPORT



Stockholders and
Board of Directors
American Wash Services, Inc.
Mount Laurel, New Jersey


We have audited the accompanying consolidated balance sheet of American Wash Services, Inc. and subsidiaries as of December 31, 1998, and the related consolidated statements of earnings, stockholders' equity and cash flows for the short fiscal year ended December 31, 1998. These financial statements are the responsibility of American Wash Services' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also induces assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the consolidated financial position of American Wash Services, Inc. and subsidiaries as of December 31, 1998, and their cash flows for the short fiscal year ended December 31, 9998, in conformity with generally accepted accounting principles.


/s/ BURTON SEGAL & COMPANY

Burton Segal & Company
Certified Public Accountants

April 15, 1999

                         AMERICAN WASH SERVICES, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1998
                               -----------------

                                    ASSETS
                                    ------

Current Assets
--------------
   Cash and Equivalents                               $    (2,714)
   Exchange                                                19,972
   Mortgage Receivable                                  2,040,000
   Inventory                                               23,719
   Deposits                                               200,000
   Prepaid Expenses                                        42,539
   Deferred Legal Costs                                    51,666
                                                      -----------
     Total Current Assets                               2,375,182
                                                      -----------

Property, Plant & Equipment
---------------------------
   Leasehold Improvements                                 495,691
   Machinery and Equipment                                927,465
                                                      -----------
   Subtotal:                                            1,423,156
   Less: Accumulated Depreciation                         (30,889)
                                                      -----------

   Net Property, Plant & Equipment                      1,392,267
                                                      -----------

Other Assets
------------
   Leasehold Interest - (Net of Amortization)           1,453,038
                                                      -----------
     Total Other Assets                                 1,453,038
                                                      -----------

TOTAL ASSETS                                          $ 5,220,487
------------                                          ===========

                      See Notes to Financial Statements.

                         AMERICAN WASH SERVICES, INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1998
                               -----------------

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

CURRENT LIABILITIES
-------------------
   Accounts Payable                                   $  177,099
   Due To Stephen B. Properties, Inc.                     53,026
   Taxes Payable                                          38,010
   Provision for Corporate Income Taxes                   11,924
   Accrued Expenses                                       86,111
                                                      ----------
     Total Current Liabilities                           366,170
                                                      ----------
LONG TERM LIABILITIES
---------------------
   Deferred Income Taxes                                   4,537
     Total Long Term Liabilities                           4,537
                                                      ----------
TOTAL LIABILITIES                                        370,707
-----------------                                     ----------


STOCKHOLDER'S EQUITY
--------------------
   Capital Stock                                               1
    (0.01 par value; 100,000,000 shares
    authorized, 100 shares issued and
    outstanding)

   Additional Paid-in Capital                          4,799,999
   Retained Earnings                                      49,780
                                                      ----------
      Total Stockholder's Equity                       4,849,780
                                                      ----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY            $5,220,487
------------------------------------------            ==========



                      See Notes to Financial Statements.

                         AMERICAN WASH SERVICES, INC.
                              STATEMENT OF INCOME
              FOR THE SHORT FISCAL YEAR ENDED DECEMBER 31 , 1998
              --------------------------------------------------

                                                                         % of Sales
                                                                         ----------
NET SALES                                                 $  645,418         100.00

  Cost of Sales                                              424,093          65.71
  Less: Ending inventory                                     (23,719)         (3.67)
                                                          ----------        -------
TOTAL COST OF SALES                                          400,374          62.03
                                                          ----------        -------

GROSS PROFIT                                                 245,044          37.97

ADMINISTRATIVE & OPERATING EXPENSES                          125,742          19.48
                                                          ----------        -------

INCOME BEFORE INTEREST, TAXES AND DEPRECIATION               119,302          18.48
                                                          ----------        -------
  Deferred Income Tax Expense                                  4,537           0.70
  Corporate Income Taxes                                      11,925           1.85
  Amortization                                                21,962           3.40
  Depreciation                                                31,098           4.82
                                                          ----------        -------
     Total Other Expenses                                     69,522          10.77
                                                          ----------        -------

NET INCOME                                                $   49,780           7.71
                                                          ==========        =======

Earnings Per Share                                        $   497.80

                      See Notes to Financial Statements.

                         AMERICAN WASH SERVICES, INC.
                        STATEMENT OF RETAINED EARNINGS
                               December 31, 1998
                        ------------------------------


RETAINED EARNINGS - Beginning                                    $    -0-
   ADD:  Income for the Short Fiscal Period Ended
           December 31, 1998                                       49,780
                                                                 --------

RETAINED EARNINGS AT DECEMBER 31, 1998                           $ 49,780
                                                                 ========

                      See Notes to Financial Statements.

                          AMERICAN WASH SERVICES, INC.
                            STATEMENT OF CASH FLOWS
                               December 31, 1998
                          ---------------------------

Cash Flows From Operating Activities
------------------------------------
  Net Income                                                    $      49,780
                                                                -------------
  Adjustments to reconcile net income to net cash provided
  by operating activities:
    Depreciation and amortization                                      53,060
    Increase in taxes payable                                          38,010
    Increase in deferred income taxes                                   4,537
    Increase in provision for corporate income taxes                   11,924
    Increase in accounts payable                                      177,099
    Increase in accrued liabilities                                    86,111
    (Increase) in prepaid expenses                                    (42,539)
    (Increase) in inventories                                         (23,719)
    (Increase) in other assets                                     (1,450,000)
    (Increase) in deposits                                           (200,000)
    (Increase) in other current assets                                (96,638)
                                                                -------------
    Total adjustments                                              (1,442,155)
                                                                -------------
  Net cash (used) by operating activities                          (1,392,375)
                                                                -------------
Cash Flow From Investing Activities:
------------------------------------
    Cash payments for the purchase of property                     (1,423,365)
                                                                -------------
  Net cash (used) by investing activities                          (1,423,365)

Cash Flow From Financing Activities:
------------------------------------
    Issuance of common stock                                                1
    Loans payable to Stephen B. Properties Inc.                        53,026
    Additional paid in capital                                      4,799,999
    Mortgage receivable                                            (2,040,000)
                                                                -------------
  Net cash provided by financing activities                         2,813,026
                                                                -------------
Net (decrease) in cash and equivalents                                 (2,714)

Cash and equivalents, beginning of year                                     0
                                                                -------------
Cash and equivalents, end of year                               $      (2,714)
                                                                =============

Supplemental disclosures of cash flow information:
Cash paid during the year for:
  Income tax                                                    $           0
  Interest expense                                              $           0


                      See Notes to Financial Statements.

                         AMERICAN WASH SERVICES, INC.
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

                ----------------------------------------------


NOTE 1 - DESCRIPTION OF BUSINESS
--------------------------------

     American Wash Services, Inc. and its subsidiaries, Car Care Inc. and Care Investment Inc., were formed in 1998 and they are in the business of operating car washes at multiple locations within Pennsylvania and New Jersey. As of the statement date, the Company was operating five (5) car washes and nearing completion of an additional one.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

     PRINCIPLES OF CONSOLIDATION - The financial statements include the accounts of American Wash Services Inc. and its subsidiaries. Significant intercompany transactions and balances have been eliminated.

     PROPERTY AND IMPROVEMENTS - Property and Improvements are carried at cost. Depreciation is computed using the straight-line method. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation is removed from the accounts and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized. Deductions are made for retirements resulting from renewals or betterments.

     INVENTORIES - Ending inventories consists of supplies and are stated at cost.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

                         AMERICAN WASH SERVICES, INC.
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

                ----------------------------------------------


     CASH - The Company maintains its cash balances at a financial institution. These balances are insured by the Federal Deposit Insurance Corporation up to $100,000.

NOTE 3 - DEPOSITS
-----------------

     American Wash Services Inc.'s subsidiaries, Car Care Inc. and Care Investment Inc. are parties to an Agreement of Sale and Settlement Agreement dated December 7, 1998, and approved by Order of the Bankruptcy Court dated December 8, 1998, pursuant to which Care Investment agreed to pay $200,000 to the Trustee for (i) the transfer by the Trustee to Car Care of the assets of White Glove, Inc. at the Flourtown and Norristown locations, and (ii) waiver by the Trustee of any claims for profits under the Management Agreement, and any claims for Trustee's commissions or professional fees relating to these locations.

     The closing of the Flourtown and Norristown sales had been contemplated to take place by December 31, 1998. The formal closing has not yet occurred but is expected to occur shortly, to be effective as of December 31, 1998.


NOTE 4 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

     The Company leases its premises at the Bryn Mawr, Cherry Hill and West Chester locations. The annual aggregate rental is one hundred ninety two thousand three hundred ninety-six dollars ($192,396).

     These Leases along with the accompanying options expire in 2010, 2016, 2018 respectively.

     Future minimum payments by year under the aforementioned leases are as follows:

                 1999                  $192,384
                 2000                   200,905
                 2001                   209,808
                 2002                   219,111
                 2003                   228,833

                         AMERICAN WASH SERVICES, INC.
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

                  ------------------------------------------


NOTE 5 - MORTGAGE RECEIVABLE
----------------------------

     The real property at the Flourtown and Norristown locations is presently owned by White Glove's principal, Anthony Baker. A company subsidiary (Care Investment) purchased the mortgages of PNC Bank on the real property at these locations for $2,040,000 on September 30, 1998. A sheriff's sale of the real property on Care Investment's writ of execution, has been scheduled on January 20, 1999. Care Investment has agreed to release Baker from any mortgage deficiency claims upon the consummation of these sales, in exchange for Baker's agreement not to interfere with the sales.


NOTE 6 - MANAGEMENT AGREEMENT AND PURCHASE TRANSACTIONS
-------------------------------------------------------

     Car Care Inc. and Marvin Krasny, Bankruptcy Trustee for White Glove Enterprises I, Ltd. are parties to a Management Agreement dated as of August 24, 1998, and approved by Order of the United States Bankruptcy Court dated August 28, 1998, under which Car Care began August 29, 1998, to operate and manage, on the Trustee's behalf, the White Glove facilities at West Chester, Bryn Mawr, Flourtown, and Norristown, Pennsylvania.

     Car Care and the Trustee entered into an Agreement of Sale dated as of August 24, 1998, and approved by Order of the Bankruptcy Court dated October 14, 1998, pursuant to which Car Care agreed to pay $2 million to the Trustee for the assets of White Glove Enterprises I, Ltd. at the West Chester and Bryn Mawr locations.

     Care Investment, Inc. purchased the secured claims and leasehold mortgages of Sovereign Bank relating to these locations for $1.6 million on September 30, 1998.

     Car Care and the Trustee closed on the purchase transactions for the West Chester and Bryn Mawr locations on October 15, 1998. Pursuant to a prior agreement with Sovereign Bank, the Trustee credited $1.7 million against the purchase price for the satisfaction of Sovereign's secured claims, which had been purchased by Care Investment, Inc. for $1.6 million.

                         AMERICAN WASH SERVICES, INC.
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

                ----------------------------------------------


NOTE 6 - MANAGEMENT AGREEMENT AND PURCHASE TRANSACTIONS (continued)
-------------------------------------------------------------------

     Car Care, Care Investment, and the Trustee are parties to an Agreement of Sale and Settlement Agreement dated December 7, 1998, and approved by Order of the Bankruptcy Court dated December 8, 1998, pursuant to which Care Investment agreed to pay $200,000 to the Trustee for (i) the transfer by the Trustee to Car Care of the assets of White Glove, Inc. at the Flourtown and Norristown locations, and (ii) waiver by the Trustee of any claims for profits under the Management Agreement, and any claims for Trustee's commissions or professional fees relating to these locations.

     The closing of the Flourtown and Norristown sales had been contemplated to take place by December 31, 1998. The formal closing has not yet occurred but is expected to occur shortly, to be effective as of December 31, 1998.

     In sum, the assets purchased from the Trustee include all of White Glove's equipment, furnishings, fixtures, inventory, and supplies at the West Chester, Bryn Mawr, Flourtown, and Norristown locations. White Glove's permits and real property leases at these locations, and the non-exclusive right to use the name "White Glove Car Wash" in connection with the operation of these facilities.

     The real property at the Flourtown and Norristown locations is presently owned by White Glove's principal Anthony Baker. Care Investment purchased the mortgage of PNC Bank on the real property at these locations for $2,040,000 on September 30, 1998. A sheriff's sale of the real property, on Care Investment's writ of execution, has been scheduled for January 20, 1998. Care Investment has agreed to release Baker from any mortgage deficiency claims upon the consummation of these sales, in exchange for Baker's agreement not to interfere with the sales.

                         AMERICAN WASH SERVICES, INC.
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

                ----------------------------------------------


NOTE 7 - SUBSEQUENT EVENTS
--------------------------

     On March 26, 1999, Mace Security International, Inc., a Delaware corporation ("MSI"), entered into a Merger Agreement (the "Merger Agreement") with Louis D. Paolino, Jr. and Red Mountain Holding, Ltd. (together, the "AWS Shareholders"), the owners of all of the outstanding shares of common stock of American Wash Services, Inc., a Delaware corporation ("AWS"), pursuant to which AWS will be merged (the "Merger") with and into Mace Anti-Crime Bureau, Inc., a Delaware corporation and a wholly-owned subsidiary of MSI ("Merger Sub"), with Merger Sub being the surviving corporation of the Merger. The parties intend that the Merger will qualify as a reorganization within the meaning of Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code"). At the closing under the Merger Agreement (the "Merger Closing"), AWS will be merged with and into Merger Sub and all of the outstanding shares of common stock of AWS shall be converted into the right to receive from MSI, as consideration for the Merger, a combination of cash and unregistered shares of common stock of MSI.


     The Merger Agreement contains representations, warranties, covenants, conditions and indemnification provisions customary for a transaction of this size and nature. The Merger Closing is conditioned upon, among other things, the receipts by MSI of a fairness opinion from a reputable investment banking firm stating that the Merger is fair to the stockholders of MSI from a financial perspective, the approval of the Merger by a majority of the stockholders and directors of MSI, the termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Acts of 1986. MSI's completion to its satisfaction of its due diligence investigation of AWS, the simultaneous closing under the Stock Purchase Agreement (as defined below), the simultaneous closing of Private Placement (as defined below) and the continued listing of shares of Common Stock of MSI on the Nasdaq National Market. The Merger Agreement may be terminated by either MSI or the AWS Sharehoders if the Merger Closing has not occurred by July 31, 1999.

     On February 4, 1999, AWS entered into a Stock Purchase Agreement (the "Colonial Agreement") with all of the shareholders (the "Colonial Shareholders") of Colonial Full Service Car Wash, Inc. ("Colonial"), a Delaware corporation which is in the business of operating a multi-location car wash company, the closing under which (the "Colonial Closing") is contingent upon the prior occurrence of the aforementioned Merger Closing. In accordance with the terms and conditions of the Colonial Agreement, at the Colonial Closing, Merger Sub will purchase all of the outstanding shares of common stock of Colonial for a purchase price paid in Common Stock of MSI. The parties intend that the transactions contemplated by the Colonial Agreement will qualify as a "pooling of interests" for accounting purposes.

     On March 26, 1999, AWS entered into a Real Estate and Asset Purchase Agreement (the

                         AMERICAN WASH SERVICES, INC.
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

                ----------------------------------------------


     "Millennia Agreement") with Millennia Car Wash, LLC ("Millennia"), a Delaware corporation which is in the business of operating a multi-location car wash company, and Millennia's members, Excel Legacy Corporation and G II Ventures, LLC (together, the "Members"), the closing under which(the "Millennia closing") is contingent upon the prior occurence of the aforementioned Merger Closing. In accordance with the terms and conditions of the Millennia Agreement, at the Millennia Closing and at a secondary closing under the Millennia Agreement (the "Second Millennia closing"), Merger Sub will purchase substantially all of the assets and real property of Millennia for shares of Common Stock of MSI.

     The Millennia Agreement contains representations, warranties, covenants, conditions and indemnification provisions customary for a transaction of this size and nature. The Millennia Closing is conditioned upon, among other things, the consummation of the Merger, the execution by Millennia and the Members of mutually satisfactory noncompetition agreements, the execution by the parties of an operating agreement permitting Merger Sub to operate certain facilities of Millennia during the period between the Millennia closing and the Second Millennia Closing, the delivery to Millennia and the Members of a registration rights agreement covering the Millennia shares, the appointment of a designee of Millennia and the Members to the Board of Directors of MSI and the continued listing of shares of Common Stock of MSI on the Nasdaq National Market. The Second Millennia Closing is conditioned upon, among other things, lender approval of the transfer of certain properties of Millennia which are subject to liens and certain transfer restrictions. The Millennia Agreement may be terminated by either AWS or Millennia at any time prior to the Millennia Closing.


NOTE 8 - STOCK PURCHASE AGREEMENT
---------------------------------

     On December 23, 1998, AWS entered into a Stock Purchase Agreement with Stephen N. Bulboff (the "SBP Agreement"), the sole shareholder of Stephen
     B. Properties, Inc., a New Jersey corporation which is in the business of operating a multi-location car wash company ("SBP"), pursuant to which AWS will purchase all of the outstanding stock of SBP for shares of common stock of MSI. The parties intend that the transactions contemplated by the SBP Agreement will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Code.

     The SBP Agreement contains representations, warranties, covenants, conditions and indemnification provisions customary for a transaction of this size and nature. The SBP closing is conditioned upon, among other things, the execution by Mr. Bulboff of a mutually satisfactory noncompetition agreement and the execution and delivery by AWS of a mutually satisfactory employment agreement with Mr. Bulboff. The SBP Agreement may be terminated by either AWS or Mr. Bulboff at any time until the aforementioned Merger Closing. If the SBP closing occurs prior to the Merger Closing, either AWS or Mr. Bulboff may unwind the transactions contemplated by the SBP Agreement at any time until the Merger Closing.

                         AMERICAN WASH SERVICES, INC.
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

                ----------------------------------------------


NOTE 9 - CONCENTRATION OF CREDIT RISK
-------------------------------------

     The company operates in the Philadelphia Metropolitan area. Most of the sales are on the cash basis, hence, the company's credit risk exposure is limited.

     Financial instruments which potentially subject the company to concentrations of credit risk consists principally of cash. At various times, the company may have in excess of the $100,000, the federally insured deposit limit, on deposit in banks.


NOTE 10 - INCOME TAXES
----------------------

     The provision for income taxes is based on income recognized for financial statement purposes and includes the effects of temporary differences between such income and that recognized for tax return purposes. The Company and its eligible subsidiaries intend to file a consolidated U.S. federal income tax return.

     As a result of differences in the calculation of depreciation between book and tax, pre-tax book income was $15,199 more than taxable income. A deferred income tax account has been set up to account for the tax effect of these differences.


NOTE 11 - LEASEHOLD INTEREST
----------------------------

     Leasehold Interests in the amount of $1,475,000 were recorded in connection with the acquisition of the Bryn Mawr and west Chester car wash sites. These assets are being amortized over the life of the leases and options via the straight line method.

                         AMERICAN WASH SERVICES, INC.
                                 BALANCE SHEET
                                MARCH 31, 1999

                         ----------------------------


                                    ASSETS
                                    ------


Current Assets
--------------
   Cash and Equivalents                              $    4,006
   Accounts Receivable                                    2,147
   Inventory                                             24,242
   Deposits                                               1,600
   Prepaid Expenses                                      27,687
   Deferred Legal Costs                                  71,699
                                                     ----------
     Total Current Assets                               131,381
                                                     ----------

Property, Plant & Equipment
---------------------------
   Land and Buildings                                 2,414,698
   Leasehold Improvements                               239,903
   Machinery and Equipment                            1,154,785
                                                     ----------
   Subtotal:                                          3,809,386
   Less: Accumulated Depreciation                       (76,292)
                                                     ----------
     Net Property, Plant & Equipment                  3,733,094
                                                     ----------

Other Assets
------------
   Leasehold Interest - (Net of Amortization)         1,431,076
   Organizational Costs - (Net of Amortization)           5,842
                                                     ----------
     Total Other Assets                               1,436,918
                                                     ----------

TOTAL ASSETS                                         $5,301,393
                                                     ==========

                      See Notes to Financial Statements.

                         AMERICAN WASH SERVICES, INC.
                                 BALANCE SHEET
                                MARCH 31, 1999

                         ----------------------------



                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------


CURRENT LIABILITIES
-------------------

  Accounts Payable                                      $  240,367
  Due To Stephen B. Properties Inc.                         48,709
  Taxes Payable                                             27,887
  Provision for Corporate Income Taxes                      14,551
  Accrued Expenses                                          87,207
                                                        ----------
     Total Current Liabilities                             418,721
                                                        ----------


LONG TERM LIABILITIES
---------------------
  Deferred Income Taxes                                      9,170
                                                        ----------
     Total Long Term Liabilities                             9,170
                                                        ----------
TOTAL LIABILITIES                                          427,891
                                                        ----------


STOCKHOLDER'S EQUITY
--------------------
  Capital Stock                                                  1
   (.01 par value; 100,000,000 shares authorized, 100 shares issued and outstanding)

  Additional Paid-In Capital                             4,799,999
  Retained Earnings                                         73,502
                                                        ----------
     Total Stockholder's Equity                          4,873,502
                                                        ----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY              $5,301,393
                                                        ==========

                      See Notes to Financial Statements.

                         AMERICAN WASH SERVICES, INC.
                             STATEMENT OF INCOME
                FOR THE THREE MONTH PERIOD ENDED MARCH 31, 1999
                -----------------------------------------------

                                                                     % of Sales
                                                                     ----------

NET SALES                                                $  506,161       100.0
                                                         ----------  ----------

Beginning Inventory                                          23,719        4.69
Cost of Sales                                               253,837       50.15
Less: Ending Inventory                                      (24,243)      (4.79)
                                                         ----------  ----------

TOTAL COST OF SALES                                         253,313       50.05
                                                         ----------  ----------

GROSS PROFIT                                                252,848       49.95


ADMINISTRATIVE & OPERATING EXPENSES                         154,229       30.47
                                                         ----------  ----------

INCOME BEFORE INTEREST, TAXES AND DEPRECIATION               98,619       19.48
                                                         ----------  ----------

Corporate Income Taxes                                        7,259        1.43
Amortization                                                 22,314        4.41
Depreciation                                                 45,403        8.97
                                                         ----------  ----------
  Total Other Expenses                                       74,976       14.81
                                                         ----------  ----------

NET INCOME                                               $   23,643        4.67
                                                         ==========  ==========




                      See Notes to Financial Statements.

                          AMERICAN WASH SERVICES, INC.
                        STATEMENT OF RETAINED EARNINGS
                                March 31, 1999
                        ------------------------------


RETAINED EARNINGS - January 1, 1999                                  $   49,858
-----------------------------------


   ADD: Income for the Three Month Period Ended March 31, 1999           23,644
                                                                     ----------


RETAINED EARNINGS AT MARCH 31, 1999                                  $   73,502
-----------------------------------                                  ==========



                      See Notes to Financial Statements.

                          AMERICAN WASH SERVICES, INC.
                            STATEMENT OF CASH FLOWS
                                March 31, 1999
                          ---------------------------


Cash Flows From Operating Activities
-----------------------------------
 Net Income                                                          $   23,643
                                                                     ----------
 Adjustments to reconcile net income to net cash
 provided by operating activities:
  Depreciation and amortization                                          67,717
  Increase in deferred income taxes                                       4,633
  Increase in provision for corporate income taxes                        2,627
  Increase in accounts payable                                           63,268
  Increase in accrued liabilities                                         1,096
  Decrease in deposits                                                  198,400
  Decrease in prepaid expenses                                           34,824
  Increase in taxes payable                                             (10,123)
 (Increase) in inventories                                                 (523)
 (Increase) in other assets                                              (5,842)
 (Increase) in other current assets                                     (20,306)
 (Increase) in accountants receivable                                    (2,147)
                                                                     ----------
  Total adjustments                                                     333,624
                                                                     ----------
 Net cash (used) by investing activities                                357,267
                                                                     ----------

Cash Flow From Investing Activities:
-----------------------------------
  Cash payments for the purchase of property                           (346,230)
                                                                     ----------
 Net cash (used) by investing activities                               (346,230)

Cash Flow From Financing Activities:
-----------------------------------
  Loans payable to Stephen B. Properties Inc.                            (4,317)
                                                                     ----------
 Net cash provided by financing activities                               (4,317)

                                                                     ----------
Net (decrease) in cash and equivalents                                    6,720

Cash and equivalents, beginning of year                                  (2,714)
                                                                     ----------
Cash and equivalents, end of year                                    $    4,006
                                                                     ==========
Supplemental disclosures of cash flow information:
Cash paid during the year for:
 Income tax                                                          $        0
 Interest expense                                                    $        0



                      See Notes to Financial Statements.

                         AMERICAN WASH SERVICES, INC.
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                                MARCH 31, 1999

                ----------------------------------------------



NOTE 1 - DESCRIPTION OF BUSINESS
--------------------------------

      American Wash Services Inc. and its subsidiaries, Car Care Inc. and Care Investment Inc., were formed in 1998 and they are in the business of operating car washes at multiple locations within Pennsylvania and New Jersey. As of the statement date, the Company was operating five (5) car washes and nearing completion of an additional one.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

      PRINCIPLES OF CONSOLIDATION - The financial statements include the accounts of American Wash Services Inc. and its subsidiaries. Significant intercompany transactions and balances have been eliminated.



      PROPERTY AND IMPROVEMENTS - Property and Improvements are carried at cost. Depreciation is computed using the straight-line method. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation is removed from the accounts and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred: significant renewals and betterments are capitalized. Deductions are made for retirements resulting from or betterments.


      INVENTORIES - Ending inventories consists of supplies and are stated at cost.



      USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

                         AMERICAN WASH SERVICES, INC.
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                                MARCH 31, 1999


                 --------------------------------------------


     CASH - The Company maintains its cash balances at a financial institution. These balances are insured by the Federal Deposit Insurance Corporation up to $100,000.





NOTE 3 - MERGER AGREEMENT AND STOCK AND ASSET PURCHASE AGREEMENTS
-----------------------------------------------------------------

     On March 26, 1999, Mace Security International, Inc., a Delaware corporation ("MSI"), entered into a Merger Agreement (the "Merger Agreement") with Louis D. Paolino, Jr. and Red Mountain Holding, Ltd. (together, the "AWS Shareholders"), the owners of all of the outstanding shares of common stock of American Wash Services, Inc., a Delaware corporation ("AWS"), pursuant to which AWS will be merged (the "Merger) with and into Mace Anti-Crime Bureau, Inc., a Delaware corporation and a wholly-owned subsidiary of MSI (Merger Sub"), with Merger Sub being the surviving corporation of the Merger. The parties intend that the Merger will qualify as a reorganization within the meaning of Section 368(a)(2)(D) of the Internal Revenue code of 1986, as amended (the "Code"). At the closing under the Merger Agreement (the Merger Closing"), AWS will be merged with and into Merger Sub and all the outstanding shares of common stock of AWS shall be converted into the right to receive from MSI, as consideration for the Merger, a combination of cash and unregistered shares of common stock of MSI.


     The Merger Agreement contains representations, warranties, covenants, conditions and indemnification provisions customary for a transaction of this size and nature. The Merger Closing is conditioned upon, among other things, the receipts by MSI of a fairness opinion from a reputable investment banking firm stating that the Merger is fair to the stockholders of MSI from a financial perspective, the approval of the Merger by a majority of the stockholders and directors of MSI, the termination of the waiting period under the Hart-Scott-Rodino. Antitrust Improvement Acts of 1986, MSI's completion to its satisfaction of its due diligence investigation of AWS, the simultaneous closing under the Stock Purchase Agreement (as defined below), the simultaneous closing of the Private Placement (as defined below) and the continued listing of shares of Common stock of MSI on the Nasdaq National Market. The Merger Agreement may be terminated by either MSI or the AWS Shareholders if the Merger Closing has not occurred by July 31, 1999.

                         AMERICAN WASH SERVICES, INC.
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                                MARCH 31, 1999


     On March 26, 1999, AWS entered into a Real Estate and Asset Purchase Agreement (the "Millennia Agreement") with Millennia car Wash, LLC ("Millennia"), a Delaware corporation which is in the business of operating a multi-location car wash company, and Millennia's members, Excel Legacy Corporation and G II Ventures, LLC (together, the "Members"), the closing under which (the "Millennia closing") is contingent upon the prior occurrence of the aforementioned Merger closing. In accordance with the terms and conditions of the Millennia Agreement, at the Millennia Closing and at a secondary closing under the Millennia Agreement (the "Second Millennia closing"), Merger Sub will purchase substantially all of the assets and real property of Millennia for shares of Common Stock of MSI.


     The Millennia Agreement contains representations, warranties, covenants, conditions and indemnification provisions customary for a transaction of this size and nature. The Millennia Closing is conditioned upon, among other things, the consummation of the Merger, the execution by Millennia and the Members of mutually satisfactory noncompetition agreements, the execution by the parties of an operating agreement permitting Merger Sub to operate certain facilities of Millennia during the period between the Millennia closing and the Second Millennia Closing, the delivery to Millennia and the Members of a registration rights agreement covering the Millennia shares, the appointment of a designee of Millennia and the Members to the Board of Directors of MSI and the continued listing of shares of Common Stock of MSI on the Nasdaq National Market. The Second Millennia Closing is conditioned upon, among other things, lender approval of the transfer of certain properties of Millennia which are subject to liens and certain transfer restrictions. The Millennia Agreement may be terminated by either AWS or Millennia at any time prior to the Millennia Closing.


     On December 23, 1998, AWS entered into a Stock Purchase Agreement with Stephen N. Bulboff (the "SBP Agreement"), the sole shareholder of Stephen
     B. Properties, Inc., a New Jersey corporation which is in the business of operating a multi-location car wash company ("SBP"), pursuant to which AWS will purchase all of the outstanding stock of SBP for shares of common stock of MSI. The parties intend that the transactions contemplated by the SBP Agreement will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Code.

                         AMERICAN WASH SERVICES, INC.
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                                MARCH 31, 1999


              --------------------------------------------------



     The SBP Agreement contains representations, warranties, covenants, conditions and indemnification provisions customary for a transaction of this size and nature. The SBP closing is conditioned upon, among other things, the execution by Mr. Bulboff of a mutually satisfactory noncompetition agreement and the execution and delivery by AWS of a mutually satisfactory employment agreement with Mr. Bulboff. The SBP Agreement may be terminated by either AWS or Mr. Bulboff at any time until the aforementioned Merger Closing.


     If the SBP closing occurs prior to the Merger Closing, either AWS or Mr. Bulboff may unwind the transaction contemplated by the SBP Agreement at any time until the Merger Closing.




NOTE 4 - CONCENTRATION OF CREDIT RISK
-------------------------------------

     The company operates in the Philadelphia Metropolitan area. Most of the sales are on the cash basis, hence, the company's credit risk exposure is limited.

     Financial instruments which potentially subject the company to concentrations of credit risk consists principally of cash. At various times, the company may have in excess of the $100,000, the federally insured deposit limit, on deposit in banks.




NOTE 5 - INCOME TAXES
---------------------

     The provision for income taxes is based on income recognized for financial statement purposes and includes the effects of temporary differences between such income and that recognized for tax return purposes. The Company and its eligible subsidiaries intend to file a consolidated U.S. federal income tax return.

     As a result of differences in the calculation of depreciation between book and tax, pre-tax book income was $17,815 more than taxable income. A deferred income tax account has been set up to account for the tax effect of these differences.

                         AMERICAN WASH SERVICES, INC.
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                                MARCH 31, 1999


NOTE 6 - LEASEHOLD INTEREST
---------------------------

     Leasehold Interests in the amount of $1,475,000 were recorded in connection with the acquisition of the Bryn Mawr and West Chester car wash sites. These assets are being amortized over the life of the leases and options via the straight line method. As of March 31, 1999 the amount net of amortization was $1,431,076.

                                                                      APPENDIX A
                                                                      ----------

                           Stock Purchase Agreement

                           STOCK PURCHASE AGREEMENT
                           ------------------------


          STOCK PURCHASE AGREEMENT, dated as of March 26, 1999, between LOUIS PAOLINO, JR. an individual and the persons designated by Louis Paolino, if any (collectively referred to as the "Purchasers" or each , singularly as a "Purchaser") and MACE SECURITY INTERNATIONAL, INC., a Delaware corporation with offices at 160 Benmont Avenue, Bennington, Vermont 05201 (the "Seller").

                              W I T N E S E T H :
                              - - - - - - - - -

          WHEREAS, Purchasers desire to acquire, and the Seller desires to sell, 3,675,000 shares of Seller's common stock, par value $.01 per share (the "Common Stock") upon the terms and subject to the conditions hereinafter set forth.

          NOW, THEREFORE, the parties hereto, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

          In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below:

          "Affiliate" shall mean, with respect to any Person, any Person that
           ---------
directly or indirectly controls, is controlled by or is under common control with the Person in question, and, in the case of an individual, all minor children of such individual and all other members of such individual's immediate family living in such individual's residence.

          "Agreement" shall mean this Stock Purchase Agreement, together with
           ---------
all exhibits and schedules referred to herein.

          "Commission" shall mean the Securities and Exchange Commission.
           ----------

          "Common Stock" shall have the meaning ascribed thereto in the recitals
           ------------
section of this Agreement

          "CS-1" shall mean a compound consisting of CS (O-
           ----
chlorobenzalmalononitrile) and a flow agent.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Financial Statements" shall mean the audited balance sheets of the
           --------------------
Seller as at December 31, 1998, and the related statements of income, cash flows and retained earnings for the fiscal years then ended, including any related notes, each prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied with prior periods and the interim unaudited balance sheets, statements of income, cash flows and retained earnings for each of the fiscal quarters since December 31, 1998, each of which have been filed with the Commission.

          "Knowledge" or Known" shall mean, with respect to the Seller, the
           ---------------------
actual knowledge of chief executive officer and the chief operating l officer of the Seller, and with respect to any Purchaser, the actual knowledge of the such Purchaser.

          "Person" shall mean any natural person, corporation, unincorporated
           ------
organization, limited liability company, partnership, limited liability partnership, association, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government, or any other entity.

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------


                                  ARTICLE II

                       Purchase of Stock ; Consideration
                       ---------------------------------

          /S/2.1    Terms of the Purchase.
                    ---------------------

                On the basis of the representations, warranties, covenants, and agreements contained in this Agreement and subject to the terms and conditions of this Agreement:

                (a) The Seller shall sell to the Purchasers at the Closing, as hereinafter defined, 3,675,000 shares of Common Stock (the "Purchased Stock").

                (b) The Purchasers shall pay to the Seller the sum of $1.375 per share, or Five Million Fifty Three Thousand One Hundred Twenty Five and 00/100 Dollars ($5,053,125.00) (the "Purchase Price"), payable at the Closing in immediately available funds.

          /S/2.2    The Closing
                    -----------

                The closing of the transactions contemplated by this Agreement shall take place at the offices of the Seller at 160 Benmont Ave, Bennington, VT, at 10:00 A.M., Eastern time on or about May 28, 1999, or such other date, time or place as the parties may agree (the "Closing Date"). In the alternative, the Closing may take place by the parties forwarding executed copies of all documents required to be delivered pursuant to Section 2.3 to be held in escrow by Germaine Curtin, Esq., with the Purchase Price wired to the Seller. The Purchased Stock, issued in the name(s) designated by the Purchasers, will be forwarded to the Purchasers by overnight delivery promptly following receipt of the Purchase Price. The closing of the transactions contemplated by this Agreement is herein called the "Closing."

          /S/2.3    Transactions at the Closing
                    ---------------------------

                The following transactions shall take place at the Closing:

                (a) Purchasers shall deliver the Purchase Price in immediately available funds, by certified check or wire transfer.

                (b) Seller shall deliver to the Purchasers one or more stock certificates evidencing an aggregate of 3,675,000 shares of Common Stock, bearing the following legend "These securities have not been registered under the Securities Act of 1933 and may be reoffered and sold only if so registered or if an exemption from registration is available."

                (c) Seller and Purchasers shall each deliver such evidences of consent, and other instruments or documents as are required pursuant to Article VI.

                (d) Seller shall have obtained resignation letters from each of its current Directors, other than Jon E. Goodrich. The resignation of the Directors shall be effective as of the Closing. Jon E.. Goodrich shall remain on the Board.

                (e) Jon E. Goodrich, as the remaining director, shall appoint Louis Paolino, and the persons listed on Exhinit C attached hereto and incorporated herein by this reference to fill the Board vacancies created by the resigning Directors.

                (f) Louis Paolino, Jr. (regardless of whether he assigns his rights as a Purchaser under this Agreement) shall have accepted the position of President and CEO of the Seller, effective as of the Closing and Seller and Mr. Paolino shall have executed and delivered the employment agreement, the form of which is attached hereto as Exhibit A.

                (g) Seller shall deliver the certificates for the Purchased Stock described in Section 2.1(a) and all conditions to closing shall have been satisfied or waived.

                (h) Purchasers shall deliver the purchase price described in
Section 2.1(b) and all conditions to closing shall have been satisfied or waived.

                                  ARTICLE III

                 Representations and Warranties of the Seller
                 --------------------------------------------

                In order to induce the Purchasers to enter into this Agreement and the other agreement contemplated herein the Seller makes the representations, warranties and covenants set forth below to the Purchasers, which are true and correct as of the date of the Agreement and which will be true and correct in all material respects as though they had been made at the date of the Closing.

          /S/3.1    Organization
                    ------------

                The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Seller is duly qualified to transact business in all jurisdictions where the ownership or leasing of it assets or the conduct of its business requires such qualification, except where the failure to so qualify will not have a material adverse effect on Seller. The Seller has the requisite corporate power and authority to own or lease and operate its properties and conduct its business as presently conducted.

          /S/3.2    Capitalization.
                    --------------

                The authorized capital stock of Seller consists of 18,000,000 shares of common stock, $.01 par value, of which 6,825,000 shares are issued and outstanding and 2,000,000 shares of preferred stock, $.01 par value, none of which are issued and outstanding. All of such issued and outstanding shares are validly issued, fully paid and non-assessable and are free of preemptive rights.

          /S/3.3    Rights, Warrants, Options
                    -------------------------

                Except as set forth in Schedule 33 hereto, there are no outstanding (a) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Seller; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of the Seller; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by the Seller of any capital stock or other equity interests of the Seller.

          /S/3.4    Authorization; Enforceability
                    -----------------------------

                The Seller has the corporate power and authority to execute, deliver and perform this Agreement. This Agreement and all other documents to be executed and delivered by the Seller pursuant to this Agreement has been or will be duly authorized, executed and delivered and, when executed and delivered, will constitute the legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

          /S/3.5    No Violation or Conflict
                    ------------------------

                The execution, delivery and performance of this Agreement and the other documents contemplated herein to be executed by the Seller, and the consummation by the Seller of the transactions contemplated hereby and thereby:
(a) do not violate or conflict with any provision of law or regulation (whether federal, state or local), or any writ, order or decree of any court or governmental or regulatory authority, or any provision of the Seller's Certificate of Incorporation or Bylaws; and (b) do not, with or without the passage of time or the giving of notice, or both, result in the breach of, or constitute a default, cause the acceleration of performance or require any consent under, or result in the creation of any lien, charge or encumbrance upon the Purchased Stock pursuant to, any instrument or agreement to which the Seller is a party or by which the Seller or its properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained or waived at or prior to the Closing.

          /S/3.6    Consents of Governmental Authorities and Others
                    -----------------------------------------------

                Except for shareholder and director approval and the requirement that the Seller file with the Commission and distribute to its shareholders a proxy or information statement as may be required by the NASDAQ Stock Market and the Commission, no material consent, approval or authorization of, or registration, qualification or filing with, any federal, state or local governmental or regulatory authority, or any other Person, is required in connection with the execution, delivery or performance of this Agreement by the Seller or the consummation by the Seller of the transactions contemplated hereby.

          /S/3.7    Contingent Liabilities
                    ----------------------

                Except for the expense of disposing of the stockpile of CS-1 held in the Seller's inventory, which is a hazardous material, Seller has no knowledge of any contingent liability that could reasonably be expected to have a material adverse effect on the Seller's financial condition.

          /S/3.8    Litigation
                    ----------

                Except as disclosed in the Financial Statements and other documents filed with the Commission, and in Schedule 3.8 hereto, there are no actions, suits, investigations, claims or proceedings ("Litigation") pending or, to the knowledge of the Seller, threatened before any court or by or before any governmental or regulatory authority or arbitrator which could reasonably be expected to have a material adverse effect on the financial condition of Seller.

          /S/3.9    Financial Statements
                    --------------------

                The Financial Statements: (a) have been prepared in accordance with the books of account and records of the Seller; and (b) fairly present, and are true and accurate statements in all material respects of the Seller's financial condition and the results of its operations at the dates and for the periods specified therein; and (c) with respect to the audited portion of the Financial Statements only, have been prepared in accordance with GAAP consistently applied with prior periods.

          /S/3.10   Board Approval
                    --------------

                As of the Closing Date, the Board of Directors of the Seller will have approved this Agreement and the transactions contemplated hereby in accordance with applicable law.

          /S/3.11   Tax Matters
                    -----------

                All material tax returns and tax reports required to be filed by Seller have been timely filed (or appropriate extensions have been obtained or the issue has been remedied in accordance with applicable law) with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, all of the foregoing as filed are true, correct and complete and, in all material respects, reflect accurately all liability for taxes of the Seller for the periods to which such returns

                                                                Page 52 of 78 of

relate, and all amounts shown as owing thereon have been paid. All income, profits, franchise, sales, use, value added, occupancy, property, excise, payroll, FICA, FUTA and other taxes (including interest and penalties), if any, collectible or payable by the Seller or relating to or chargeable against any of its assets, revenues or income through December 31, 1998, and through the Closing Date, were fully collected and paid by such date or provided for by adequate reserves in the December 31, 1998Financial Statements and all similar items due through the Closing Date will have been fully paid by that date or provided for by adequate reserves.

          /S/3.12   Disclosure
                    ----------

                The Seller has filed within required time periods, in compliance with applicable law, all reports, registration statements and filings, including any necessary amendments thereto ("Filings"), required to be filed by it with the Commission pursuant to the Exchange Act and the Securities Act. No representation or warranty of the Seller contained in this Agreement, and no Filing or certificate furnished by or on behalf of the Seller pursuant hereto or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact (in light of the circumstances under which they were made) or omits to state a material fact (in light of the circumstances under which they were made) necessary to make the statements contained therein not misleading.

          /S/3.13   Fully Paid, Non-Assessable
                    --------------------------

          Upon payment in full of the Purchase Price therefor, the Purchased shares will be duly authorized, validly issued and non-assessable.

          /S/3.14   Brokers
                    -------

          Other than Meyerson & Co., which shall receive, warrants to purchase 300,000 shares of the Purchaser common stock (at an exercise price of $1.375, a term of three years, and exercisable 120 days following the Closing hereunder) at the Closing of this transaction as a finder's fee, Seller has not employed or retained the services of any financial advisor, broker, or finder with respect to which the Seller will incur any broker's, finder's, investment banking or similar fees, commissions or expenses, in connection with the transactions contemplated by this Agreement.

          /S/3.15        Contracts, Permits and Material Documents.
                         -----------------------------------------

          Schedule 3.15 attached hereto lists all of the following material agreements: (i) leases and purchase agreements for real property and personal property, in each case, with a purchase price of $100,000 or more or requiring monthly lease payments of $5,000 or more, (ii) material licenses and franchises, the failure to possess which could reasonably be expected to have a material adverse effect on Seller, (iv) promissory notes, guarantees, bonds, letters of credit, mortgages, liens, pledges, and security agreements under which the Seller is bound or under which the Seller is a beneficiary that have initial principal amounts of, or secure obligations of, $100,000 or more, (v) all material patents, trademarks, trade names, copyrights, trade secrets, proprietary rights, symbols, service marks, and logos used or usable by Seller (all of which are owned by Mace Trademark Corp., a wholly-owned subsidiary of Seller), (vi) all material permits, licenses, consents and other approvals from governments, governmental agencies (federal, state and local) and/or third parties relating to, used in or required for the operation of the Seller businesses and which the failure to possess could reasonably be expected to have a material adverse effect on Seller, and (vii) other contracts, agreements and instruments not listed on another Schedule attached to this Agreement which are binding on the Seller or any of its property or pursuant to which the Seller derives any material benefit or has imposed upon it any material detriment. Neither the Seller nor, to Sellers' knowledge, any person or party to the any of the documents disclosed on Schedule 3.15 ("Material Documents") or bound thereby is in material default under any of the Material Documents, and, to Seller's knowledge, no act or event has occurred which, with notice or lapse of time, or both, would constitute such a default. The Seller is not a party to, and the Seller's property is not bound by, any agreement or instrument which is material to the continued conduct of its business operations as now being conducted and with respect to which a default might materially and adversely affect its financial condition, except as listed in Schedule 3.15.

          /S/3.16     Title.
                      -----

          (a)         The Assets.

          Except as disclosed on Schedule 3.16(a), Seller has good and marketable title to all of its material assets, including, without limitation, all of the assets reflected on the Financial Statements (other than intellectual property). All of such assets are owned by the Seller free and clear of any mortgage, pledge, lien, encumbrance, charge, claim, security agreement, agreement regarding or restricting transfer or title retention or other security arrangement, except for liens and encumbrances listed below in subparagraphs (i) through (iii) ("Permitted Company Assets Encumbrances").

           (i) Liens imposed by law and incurred in the ordinary course of business for indebtedness not yet due to carriers, warehousemen, laborers or materialmen and the like;

           (ii) Liens in respect of pledges or deposits under worker's compensation laws or similar legislation; and

          Liens for property taxes, assessments, or governmental charges not yet subject to penalties for nonpayment.


          (b)  Real Property.  The Seller does not own any real property.
               -------------


          /S/3.17   Employees, Pensions and, ERISA.
                    ------------------------------

          (a) The Seller does not have any contract of employment with an officer or other employee that is not terminable without penalty on notice of two weeks or less, except as listed on Schedule 3.17(a). Jon E. Goodrich and Mark A. Capone are the only employees that have employment agreements with the Seller. No such agreement has a "golden parachute".

          (b) No employee of the Seller is represented by any union. There is no pending or threatened dispute between the Seller and any of its employees which might materially and adversely affect the continuance of any Company's business operations.

          The employee benefit plan, fund or program (within the meaning of the Internal Revenue Code of the United States ("Code") or the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) which is currently maintained and/or established or sponsored by the Company or to which the Company currently contributes, or has an obligation to contribute in the future ("Plan") is the Seller's 401(k) Plan.

          The Seller has delivered to the Purchasers (i) a true and complete copy of its 401(k) Plan, and (ii) a true and complete copy of all annual reports for such Plan prepared within the past 5 years, and (iii) all filings submitted to and any correspondence received from any government agency relating to such Plan within the past 5 years.


          (f) Such Plan is administered by Merrill Lynch and, to Seller's knowledge, such Plan is qualified under Section 401(a) and exempt from tax under
Section 501(a) of the Code. Such Plan is not funded through a trust intended to be exempt from tax under Section 501(c) of the Code.

          (g) The 401(k) Plan is administered by Merrill Lynch. To Seller's knowledge, no reportable event (as defined in Section 4043 of ERISA or the regulations thereunder) for which the reporting requirements have not been fully waived, or accumulated funding deficiency whether or not waived (as defined in Section 302 of ERISA), or liability to the Pension Benefit Guaranty Corporation ("PBGC") under Section 4062 of ERISA, nor any prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code), has occurred or exists with respect to the 401(k) Plan. To Seller's knowledge, such Plan is in substantial compliance with all applicable provisions of ERISA and the regulations issued thereunder, as well as with all other law applicable to such Plan, and, to Seller's knowledge, in all material respects, has been administered, operated and managed in substantial accordance with the governing documents of the Plan and the requirements of ERISA. To Seller's knowledge, the Seller has no unfunded obligations or liabilities with respect to any Plan.

          (h) There is no matter, action, audit, suit or claim pending or, to the best knowledge of Seller, threatened relating to such Plan, fiduciary of such Plan or assets of such Plan, before any court, tribunal or government agency.

          (i) To Seller's knowledge, the transaction contemplated herein will not accelerate any liability under such Plan because of an acceleration of any rights or benefits to which any employee may be entitled thereunder.

          (j) The Seller has no obligations with respect to, and makes no contributions to, any Multi-Employer Pension Plan.

          /S/3.18   Legality of Operation.
                    ---------------------

          In regard to the Seller:

          (a) Except as disclosed in Schedule 3.18(a) to this Agreement, and except as to Environmental Laws, as hereinafter defined, the Seller is in material compliance with all Federal, state and local laws, rules and regulations including, without limitation, the following laws: land use laws; payroll, employment, labor, or safety laws; or federal, state or local "anti-trust" or "unfair competition" or "racketeering" laws such as but not limited to the Sherman Act, Clayton Act, Robinson Patman Act, Federal Trade Commission Act, or Racketeer Influenced and Corrupt Organization Act ("Law") except to the extent the failure to comply could not reasonably be expected to have a material adverse effect on the Seller's financial condition. Except as disclosed in Schedule 3.18(a), the Seller is in material compliance with all permits, franchises, licenses, and orders that have been issued with respect to the Laws and are or may be applicable to the Seller's property and operations, except to the extent the failure to so comply could not reasonably be expected to have a material adverse effect on Seller's financial condition. Except as set forth on Schedule 3.18(a), with respect to any Law, there are no claims, actions, suits or proceedings pending, or, to the knowledge of the Sellers threatened against or affecting the Seller, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, wherever located, which could reasonably be expected to have a material adverse effect on the Seller's financial condition or which would invalidate this Agreement. Except as disclosed in Schedule 3.18(a), the Seller has received no notification of any past or present failure by the Seller to comply with any Law applicable to it or its assets that could reasonably be expected to have a material adverse effect on the Seller's financial condition.

          Except as disclosed in Schedule 3.18(b) to this Agreement, the Seller is in material compliance with all Federal, state and local laws, rules and regulations relating to environmental issues of any kind and/or the receipt, transport or disposal of any hazardous or non-hazardous waste materials from any source ("Environmental Law")except for noncompliance that could not reasonably be expected to have a material adverse effect on the Seller. Except as disclosed in Schedule 3.18(b), with respect to any Environmental Law the Seller is in material compliance with all permits, licenses, and orders related thereto or issued thereunder with respect to Environmental Laws, as are or may be applicable to the Seller's property and operations, except for such noncompliance that could not reasonably be expected to have a material adverse effect on Seller. Except as set forth on Schedule 3.18(b) there are no Environmental Law related claims, actions, suits or proceedings pending, or, to the knowledge of the Sellers, threatened against or affecting the Seller, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, wherever located, which could reasonably be expected to have a material adverse effect on the Seller or which would invalidate this Agreement. Except as set forth on Schedule 3.18(b), the Seller has not transported, stored, treated or disposed, nor has the Seller allowed any third persons, on its behalf, to transport, store, treat or dispose waste to or at (i) any location other than a site lawfully permitted to receive such waste for such purpose or, (ii) any location currently designated for remedial action pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") or any similar federal or state statute; nor has the Seller performed, arranged for or allowed by any method or procedure such transportation or disposal in contravention of state or federal laws and regulations or in any other manner which could reasonably be expected to have a material adverse effect on the Seller; and the Seller has not disposed, nor has the Seller knowingly allowed third parties to dispose of waste upon property owned or leased by the Seller other than as permitted by, and in conformity with, applicable Environmental Law except for such disposal that could not reasonably be expected to have a material adverse effect on the Seller. Except as disclosed in Schedule 3.18(b), the Seller has not received notification of any past or present failure by the Seller to comply with any Environmental Law applicable to it or its operations or its assets, except for such notification relating to matters that have been remedied or could not reasonably be expected to have a material adverse effect on Seller. The Seller has not received hazardous waste as defined in the Resource Conservation and Recovery

Act, 42 USCA Section 6901 et seq., or in any similar federal or state statute.
                          -- ---

          (c) Except as disclosed in Schedule 3.18 (e), to Seller's knowledge, no employee, contractor or agent of the Seller has, in the course and scope of employment with the Seller, been harmed by exposure to hazardous materials, as defined under the Laws. No liens with respect to environmental liability have been imposed against the Seller under CERCLA, any comparable Vermont statute or other applicable Law, and, to Seller's knowledge, no facts or circumstances exist which would give rise to the same.

          (d) Attached hereto as Schedule 3.18(d) is a list of all Notice of Violations issued to the Company in the past ten years by any federal, state or local regulatory agency. There are no outstanding or unremedied notices of violation either from a federal, state or local authority.

          (e) To Seller's knowledge, it is not under investigation by any District Attorney or similar state or local official or agency or the Justice Department of the United States of America for the violation of any Laws, including, without limitation, racketeering, unfair competition, or anti-trust. To Seller's knowledge, no facts or circumstances exist which would cause the Seller to be liable for the violation of any Laws including, without limitation, racketeering, unfair competition, or anti-trust.

          (f) Except as set forth in Schedule 3.18(f), all material licenses, approvals, permits and certificates ("Government Authorizations") needed or required for the operation of the Seller's business are set forth on Schedule
3.15. To Seller's knowledge, all such Government Approvals are in full force and effect, the Seller is in compliance with all such Government Approvals, and all such Government Approvals have been validly and legally obtained by the Company.

          /S/3.19   Corrupt Practices.
                    -----------------

          To the Sellers' knowledge, the Seller has not made, offered or agreed to offer anything of value to any employees of any customers of the Seller for the purpose of attracting business to the Seller or any foreign or domestic governmental official, political party or candidate for government office or any of their respective employees or representatives, nor has the Seller otherwise taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended.

          For purposes of this Article III, a material benefit or material detriment shall be a direct reduction in an assets or an increase of a liability of $500,000 or more.

                                  ARTICLE IV

          Representations, Warranties and Covenants of the Purchasers
          -----------------------------------------------------------

          In order to induce the Seller to enter into this Agreement and to consummate the transactions contemplated hereby, each Purchaser, with respect to himself only, makes the representations, warranties and covenants set forth below to the Seller, which shall be true and accurate as of Closing in all material respects.

          /S/4.1    Organization; Standing and Power
                    --------------------------------

                The Purchaser is an individual. The Purchaser has all requisite corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

          /S/4.2    Authorization; Enforceability
                    -----------------------------

                This Agreement and any and all other documents to be executed and delivered by the Purchaser pursuant to this Agreement have been duly executed and delivered by the Purchaser, and constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with their terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

          /S/4.3    No Violation or Conflict
                    ------------------------

                The execution, delivery and performance by the Purchaser of this Agreement and the other agreements contemplated hereby: (a) does not violate or conflict with any provision of law or regulation (whether federal, state or local), or any writ, order or decree of any court or governmental or regulatory authority; and (b) do not, with or without the passage of time or the giving of notice, or both, result in the breach of, or constitute a default, cause the acceleration of performance or require any consent under, any instrument or agreement to which the Purchaser or any of its Affiliates is a party or by which the Purchaser or any of its Affiliates or any of their respective properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained or waived at or prior to the Closing.

          /S/4.4    ERISA.
                    -----

                The execution and delivery of this Agreement and the purchase of the Purchased Stock by the Purchaser will not involve and prohibited transaction within the meaning of Section 406 of Employee Retirement Income and Security Act or Section 4975 of the Internal Revenue Code for which an exemption is not available by statute or regulation.

          /S/4.5    Purchase for Investment
                    -----------------------

                The Purchased Stock to be acquired hereunder is being acquired for Purchaser's own account and with no intention of distributing or reselling such Purchased Stock or any part thereof in any transaction which would be in violation of the securities laws of the United States of America or any State, without prejudice, however, to Purchaser's right at all times to sell or otherwise dispose of all or any part of such Purchased Stock under a registration under the Securities Act or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of Purchaser's property being at all times within its control. If Purchaser should in the future decide to dispose of any of the Purchased Stock, such Purchaser understands and agrees that it may do so only in compliance with the Securities Act, as then in effect.

          /S/4.6    Restrictive Legend
                    ------------------

          Purchaser understands and agrees that, so long as appropriate, the certificates evidencing the Purchased Stock shall bear the of the following legend: "These securities have not been registered under the Securities Act of 1933 and may be reoffered and sold only if so registered or if an exemption from registration is available."


          /S/4.7    Accredited Investor
                    -------------------

                Purchaser is familiar with the Securities Act and the definition of "accredited investor" and represents that he is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          /S/4.8    Brokers
                    -------

                Other than Meyerson & Co., which shall receive warrants to purchase 300,000 shares of the Purchaser common stock (at an exercise price of $1.375, a term of three years and exercisable 120 days following the Closing hereunder) at the Closing of this transaction as a finder's fee, Seller has not employed or retained the services of any financial advisor, broker, or finder with respect to which the Seller will incur any broker's, finder's, investment banking or similar fees, commissions or expenses, in connection with the transactions contemplated by this Agreement.


                                   ARTICLE V
                             ADDITIONAL AGREEMENTS
                             ---------------------

          /S/5.1    Survival
                    --------

          All of the respective representations, warranties and obligations of the parties to this Agreement shall survive consummation of the transactions contemplated by this Agreement as follows: (i) all representations and warranties pertaining to federal, state and local taxes shall survive until the expiration of the applicable statute of limitations on any claim which can be brought against the Seller by tax authorities or governmental agencies or governmental units and (ii) all representations and warranties other than set forth in (i) above shall expire TWELVE months following the Closing Date. Notwithstanding the prior sentence which provides that the representations and warranties expire after certain stated periods of time, if within the stated period of time, a notice of a claim for indemnification or Indemnification Demand is given, or a suit or action based upon representation or warranty is commenced, the Indemnified Party shall not be precluded from pursuing such claim or action, or from recovering from the Indemnifying Party (whether through the courts or otherwise) on the claim or action, by reason of the expiration of the representation or warranty.

          /S/5.2    Investigation
                    -------------

                Notwithstanding anything to the contrary contained herein, neither party shall have a claim hereunder for breach of a representation , warranty or covenant to the extent such breach was known prior to the Closing Date by the party seeking to bring the claim.

          /S/5.3    Employment
                    ----------

                Seller agrees to appoint Louis Paolino as a director, to name him as Chairman of the Board and to appoint him as Seller's chief executive officer [on substantially the same terms and conditions as are set forth in the form of employment agreement attached hereto as Exhibit A, effective upon Closing of the transactions contemplated by this Agreement.

                Seller agrees to employ each of Robert Kramer, Greg Krzmien, John Poling, David Ehrlich, Stephen Bulboff, Joseph Paolino, Mathew Paolino and Lisa Paolino and on substantially the terms and conditions set forth in Exhibit B attached hereto, with such employment to be effective as of the date hereof.


          /S/5.4    Board of Directors
                    ------------------

                All current directors, other than Jon Goodrich, will resign and Louis Paolino and the persons named in Exhibit C attached hereto will be appointed by the remaining Board member.

          /S/5.5    Private Placement
                    -----------------

                Seller agrees to use its best efforts to sell, in a private placement 1,850,000 shares of its common stock at a purchase price of $2.00 per share to five individuals or entities to be designated by Louis Paolino.


                                  ARTICLE VI

                       Conditions Precedent; Termination
                       ---------------------------------

          /S/6.1    Conditions Precedent to the Obligations of the Purchasers
                    ---------------------------------------------------------

                Each and every obligation of the Purchasers to consummate the transactions described in this Agreement and any and all liability of the Purchasers to the Seller shall be subject to the fulfillment or waiver by Purchasers on, before or simultaneous with the Closing of the following conditions precedent:

                (a) Representations and Warranties True.  Each of the
                    -----------------------------------
representations and warranties of the Seller contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall be true and correct in all material respects as of the Closing Date with the same force and effect as though made on and as of such date (except for changes specifically permitted by this Agreement).

                (b) Performance.  The Seller shall have performed and complied
                    -----------
in all material respects with all of the agreements, covenants and obligations under this Agreement to be performed or complied with by each of them on or prior to the Closing Date.

                (c) No Adverse Change.  Except as expressly permitted or
                    -----------------
contemplated by this Agreement, no event or condition shall have occurred which has materially adversely affected or may materially adversely affect in any respect the financial condition since the date hereof.

                (d) Certificates.  The Seller shall have delivered to the
                    ------------
Purchasers a certificate dated the Closing Date, certifying that the conditions specified in Section 6.1(a), (b) and (c) above have been fulfilled and as to such other matters as the Purchasers may reasonably request. The Secretary or Assistant Secretary of the Seller shall have delivered to the Purchasers a certificate, dated the Closing Date, certifying the names and signatures of the officers thereof authorized to sign this Agreement and the Exhibits hereto to which it is a party.

                (e) No Litigation.  No litigation, arbitration or other legal or
                    -------------
administrative proceeding shall have been commenced or be pending by or before any court, arbitration panel or governmental authority or official, and no statute, rule or regulation of any foreign or domestic, national or local government or agency thereof shall have been enacted after the date of this Agreement, and no judicial or administrative decision shall have been rendered, which in each case enjoins or prohibits, or seeks to enjoin or prohibit, the consummation of all or any of the transactions contemplated by this Agreement.

                (f) Consents.  The Seller shall have obtained all
                    --------
authorizations, consents, waivers and approvals and given all notices as may be required to consummate the transactions contemplated by this Agreement including, but not limited to, approval of the Seller's stockholders, delivery of the Information Statement or notice to the stockholders, as applicable.

                (g) Opinion of Counsel.  An opinion letter from counsel to the
                    ------------------
Seller addressed to the Purchasers, in form and substance satisfactory to the Purchasers, to the effect that the Purchased shares are duly authorized, validly issued and non-assessable, shall have been delivered to Purchasers at the Closing.

                (h) Board/ Shareholder Approval.  The Board of Directors of
                    ---------------------------
Seller shall have approved this Agreement and the transactions contemplated hereby and the holders of a majority of outstanding shares of Seller shall have approved the transactions contemplated hereby.

                (i) Employment Agreements.  Employment Agreements containing
                    ---------------------
substantially the terms and conditions set forth in Exhibit B attached hereto shall have been executed by and between Seller and each of Robert Kramer, Greg Krzamien, John Poling, David Ehrlich, Stephen Bulboff, Joseph Paolino, Mathew Paolino and Lisa Paolino as of the date of this Agreement, effective as of the date of this Agreement.

                (j) Board/President and CEO.  Louis Paolino shall have been
                    ------------------------
appointed to serve as Seller's President and CEO on substantially the same terms as are set forth in the employment agreement attached hereto as Exhibit A hereto and appointed to the Board, effective as of the Closing, and all current directors, other than Jon Goodrich (the "Resigning Board") shall have submitted letters of resignation, effective as of the Closing. The remaining director, Mr. Goodrich , shall have appointed Louis Paolino and the persons named on Exhibit C to fill the vacancies created by the Resigning Board.

                (k) Other Stock Purchases.  Purchaser shall have purchased:
                    ---------------------
(a)1,100,000 shares of Common Stock from Jon Goodrich at a purchase price of $1.375 per share or less, and (b) 100,000 shares of Common Stock from each of two current shareholders at a purchase price of $1.375 per share or less.

                (l) NASDAQ.  Purchasers shall have received comfort, reasonably
                    ------
acceptable to it, that, upon consummation of the transactions contemplated hereby, Seller will not lose its listing on the NASDAQ National Market.

                (m) No Material Adverse Change.  There shall have been no
                    --------------------------
material adverse change in the financial condition of Seller and the Seller shall not have suffered any material loss or damage to its assets since the date of its December 31, 1998 Financial Statements, except as contemplated by Seller's projections. A material adverse change, for the purposes of this subsection (m) shall mean a reduction in equity of $1,000,000 or more.

                (n) Private Placement.  Substantially simultaneously with the
                    -----------------
Closing hereunder, Seller shall have sold, in a private placement, 1,850,000 shares of its common stock at a purchase price of $2.00 per share to five individuals or entities designated by Louis Paolino.

          /S/6.2    Conditions Precedent to the Obligations of Seller
                    -------------------------------------------------

          Each and every obligation of Seller to consummate the transactions described in this Agreement and any and all liability of Seller to the Purchasers shall be subject to the fulfillment or waiver by Seller on or before the Closing Date of the following conditions precedent:

                (a) Representations and Warranties True.  Each of the
                    -----------------------------------
representations and warranties of the Purchasers contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall be true and correct in all respects as of the Closing Date with the same force and effect as though made on and as of such date.

                (b) Performance.  The Purchasers have performed and complied in
                    -----------
all respects with all of the agreements, covenants and obligations required under this Agreement to be performed or complied with by them on or prior to the Closing Date.

                (c) Certificate.  Each Purchaser shall have delivered to the
                    -----------
Seller a certificate addressed to Seller executed by each Purchaser dated the Closing Date, certifying that the conditions specified in Sections 6.2(a) and
(b) above have been fulfilled.

                (d) Board/Shareholder Approval.  The Board of Directors of the
                    --------------------------
Seller shall have approved this Agreement and the transactions contemplated hereby and the holders of a majority of outstanding shares Seller shall have approved the transactions contemplated hereby.

                (e) Fairness Opinion.  Seller shall have received an opinion
                    ----------------
from an independent investment banking firm that the transactions contemplated hereby are fair, from a financial point of view, to the shareholders of Seller.

                (f) Board/President and CEO.  Louis Paolino shall have been
                    -----------------------
appointed to serve as Seller's President and CEO on substantially the same terms as are set forth in Exhibit A hereto and appointed to the Board, effective as of the Closing, and all current directors, other than Jon Goodrich, (the "Resigning Board") shall have submitted letters of resignation, effective as of the Closing. The remaining director, Mr. Goodrich, shall have appointed Mr. Paolino and the persons named in Exhibit C to fill the vacancies created by the Resigning Board.

                (g) NASDAQ.  Seller shall have received comfort, reasonably
                    ------
acceptable to it, that, upon consummation of the transactions contemplated hereby, Seller will not lose its listing on the NASDAQ National Market.

          /S/6.3    Best Efforts
                    ------------

                Subject to the terms and conditions provided in this Agreement, each of the parties shall use their respective best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those of the conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions, including obtaining all necessary consents, authorizations, orders, approvals and waivers. In furtherance of the foregoing, the Seller shall cooperate fully with Purchaser and the Purchaser shall cooperate fully with the Seller, in accordance with the terms hereof.

          /S/6.4    Termination
                    -----------

                    This Agreement and the transactions contemplated hereby may be terminated (i) at any time by the mutual consent of the parties hereto; (ii) by the Purchaser at any time at or prior to Closing if any of the representations or warranties of the Seller in this Agreement are not in all material respects true, accurate and complete or if the Seller breaches in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within ten (10) days or thirty (30) days if such breach can be cured within such period of time after written notice thereof.; (iii) by the Seller at any time at or prior to Closing if any of the representations or warranties of the Purchaser in this Agreement are not in all material respects true, accurate and complete or if the Purchaser breaches in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within ten (10) days or thirty
(30) days if such breach can be cured within such period of time after notice thereof, but in any event prior to the Termination Date, and (iv) by either Purchaser or Seller if the conditions to closing are not satisfied or waived on or prior to July 1, 1999 and the failure to satisfy any condition is not due to the actions or omissions of the party attempting to terminate this Agreement. If this Agreement is terminated pursuant to this Section 6.4, written notice thereof shall promptly be given by the party electing such termination to the other party and, subject to the expiration of the cure periods provided in clauses (ii) and (iii) above, this Agreement shall terminate without further actions by the parties and no party shall have any further obligations under this Agreement.

                                  ARTICLE VII

                                   Covenants
                                   ---------

          /S/7.1    Seller's Interim Operation
                    --------------------------

                During the period from the date of this Agreement to the Closing Date, except with Purchasers' prior specific written consent or as expressly contemplated by this Agreement the Seller shall not do any of the following (unless otherwise expressly contemplated by this Agreement or permitted in writing by Purchasers):

          (i)    amend its Certificate of Incorporation or By-Laws;

          (ii) issue, sell or authorize for issuance or sale (except pursuant to its non-qualified stock option plan), shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, warrants, rights or convertible securities, or enter into any agreements or commitments of any character obligating it to issue or sell any such securities;

          (iii) declare or pay any stock dividend or similar distribution with respect to its capital stock;

          (iv) grant or make any mortgage or pledge or subject itself or any of its properties or assets to any lien, charge or encumbrance of any kind, except liens for taxes not currently due;

          (v) create, incur or assume any liability or indebtedness in excess of $100,000.00, except for inventory purchases in the ordinary course of business;

          (vi) alter the manner of keeping its books, accounts or records, or change in any manner the accounting practices therein reflected;

          (vii) enter into any commitment or transaction other than in the ordinary course of business including, but not limited to, the making of any loan to any Person;

          (viii) do any act, or omit to do any act, or permit to the extent within the Seller's control, any act or omission to act which would cause a material violation or breach of any of the representations, warranties; agree, whether in writing or otherwise, to do any of the foregoing.

          /S/7.2    Confidentiality (through Closing Date)
                    --------------------------------------

                Except as otherwise required in the performance of obligations under this Agreement and except as otherwise required by law, any non-public information received by a party or its advisors from the other party shall be kept confidential and shall not be used or disclosed for any purpose other than in furtherance of the transactions contemplated by this Agreement. The obligation of confidentiality shall not extend to information (a) which is or shall become generally available to the public other than as a result of an unauthorized disclosure by a party to this Agreement or a person to whom a party has provided such information, (b) which was available to a party to this Agreement on a nonconfidential basis prior to its disclosure by one party to the other pursuant to this Agreement or (c) which is disclosed by the Purchasers in any legal proceeding requiring any such disclosure. Upon termination of this Agreement, each party shall promptly return any confidential information received from the other party and, upon request, shall destroy any copies of such information in its possession. Notwithstanding anything contained herein to the contrary, the covenants of the parties contained in this Section 7.2 shall survive any termination of this Agreement until the earlier of (i) three (3) years from the date hereof, or (ii) the date when such information becomes generally available to the public.



                                 ARTICLE VIII
                               Indemnification.

          /S/8.1    Indemnification of Purchasers.
                    ------------------------------

          In the event the transaction contemplated hereby is consummated, Seller agrees to defend, indemnify and hold Purchasers and any person claiming by or through Purchasers and their respective successors and assigns harmless from and against, and agrees to reimburse them for, any and all demands, claims, recoveries, obligations, losses, damages, deficiencies and liabilities and all related costs, expenses (including reasonable attorneys' and accountants' fees and disbursements), interest and penalties which any of them shall incur or suffer which arise from, result from or relate to the breach of any of the representations, warranties, covenants or agreements made by Seller in this Agreement.

          /S/8.2    Indemnification of Seller.
                    -------------------------

     In the event the transaction contemplated hereby is consummated, Purchasers will defend, indemnify and hold Seller and its officers, directors, employees and any person claiming by or through Seller and their respective successors and assigns harmless from and against, and agrees to reimburse them for, any and all demands, claims, recoveries, obligations, losses, damages, deficiencies and liabilities and all related costs, expenses (including reasonable attorneys' and accountants' fees and disbursements), interest and penalties which any of them shall incur or suffer which arise from, result from or relate to the breach of any of the representations, warranties, covenants or agreements made by Purchasers in or under this Agreement.

          /S/8.3    Defense and Settlement of Claims.
                    --------------------------------

     If any person entitled to indemnification pursuant to any provision of this Agreement (an "Indemnitee") is threatened in writing with any claim by any Person who is not a party to this Agreement, or any claim is presented in writing to, or any action or proceeding by is formally commenced against, an Indemnitee by any Person who is not a party to this Agreement and such claim, action or proceeding may give rise to the right of indemnification hereunder or reimbursement, the Indemnitee shall give written notice thereof as promptly as reasonably practicable to any indemnifying party, provided that any delay by the Indemnitee in so notifying an indemnifying party shall not relieve any Indemnitor of any liability to the Indemnitee hereunder except to the extent severely prejudiced by such delay.

          /S/8.4    Procedure and Payment.
                    ----------------------

     If after the Closing either Seller or the Purchasers shall become aware of a loss, damage or claim or shall receive notice of a third party claim or alleged third party claim asserting the existence of any matter of the nature as to which the Indemnitee has been indemnified against under this Article VIII by the other party hereto ( the "Indemnitor"), Indemnitee shall promptly notify Indemnitor in writing with respect thereto. In the event of any such third party claim, Indemnitor shall have the right to defend against any such claim with counsel reasonably satisfactory to Indemnitee, provided (i) Indemnitor shall, within ten (10) days after the giving of such notice by Indemnitee, notify Indemnitee that Indemnitor will, at its own cost and expense, defend the same, and (ii) such defense is instituted and continuously maintained in good faith by Indemnitor. In such event the defense may, if necessary, be maintained in the name of Indemnitee. Indemnitee may, if it so elects and at its expense, designate its own counsel to participate with the counsel selected by Indemnitor in the conduct of such defense. Indemnitor shall not permit any lien or execution to attach to any of the assets of the Indemnitee as a result of such claim, and the Indemnitor shall provide such bonds or deposits as shall be necessary to prevent the same. In any event, Indemnitor is obligated to keep Indemnitee fully advised as to the status of such defense. If Indemnitor shall be given notice of a claim as aforesaid and shall fail to notify Indemnitee of its election to defend such claim within the time as prescribed herein, or after having so elected to defend such claim shall fail to institute and maintain such defense in accordance with the foregoing, then Indemnitee shall defend such claim and Indemnitor shall reimburse Indemnitee for the costs of such defense upon demand therefore, which demand shall include a copy of the legal bills and other costs. Such reimbursement shall be made within ten (10) days of demand therefore. If such defense shall be unsuccessful then the Indemnitor shall fully satisfy and discharge the claim within ten (10) days after notice from Indemnitee requesting Indemnitor to do so. Indemnitor shall not be entitled to settle any such claim without the consent of Indemnitee.

                                  ARTICLE IX
                                 Miscellaneous
                                 -------------

          /S/9.1    Notices
                    -------

                Any notice, demand, claim or other communication under this Agreement shall be in writing and shall be deemed to have been given upon the delivery, mailing or transmission thereof, as the case may be, if delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile (transmission confirmed) or prepaid overnight courier to the parties at the addresses set forth herein (or at such other addresses as shall be specified by the parties by like notice). A copy of any notices delivered to the Purchasers shall also be sent to Robert M. Kramer, 1150 First Avenue, Suite 900, King of Prussia, PA 19406, telephone 610-992-4712, fax 610-992-0723. A copy of any notices delivered to the Seller shall also be sent to Germaine Curtin, Esq., 19 Hollywood Ave., Albany, NY 12208, telephone and fax 518-437-9276.

          /S/9.2    Entire Agreement
                    ----------------

                This Agreement contains every obligation and understanding between the parties relating to the subject matter hereof and merges all prior discussions, negotiations and agreements, if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations made prior to the date hereof other than as expressly provided or referred to herein.

          /S/9.3    Binding Effect
                    --------------

                This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns. It is agreed that any Purchaser may assign his rights to purchase the Purchased Stock hereunder to a Person he Controls.

          /S/9.4    Waiver and Amendment
                    --------------------

                Any representation, warranty, covenant, term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof (including, without limitation, the period during which any condition is to be satisfied or any obligation performed) may be amended by the parties thereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed by Louis Paolino on behalf of Purchasers, or in the case of Seller, by its President or CFO or other person, who has been authorized by its Board of Directors to execute waivers, extensions or amendments on its behalf. No waiver by any party hereto, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party's rights under such provisions at any other time or a waiver of such party's rights under any other provision of this Agreement

          /S/9.4    No Third Party Beneficiary
                    --------------------------

                Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

          /S/9.5    Severability
                    ------------

                In the event that any one or more of the provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written.

          /S/9.6    Expenses
                    --------

                Each party agrees to pay, without right of reimbursement from the other party, the costs incurred by it incident to the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, costs incident to the preparation of this Agreement, and the fees and disbursements of counsel, accountants and consultants employed by such party in connection herewith.

          /S/9.7    Headings
                    --------

                The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

          /S/9.8    Counterparts
                    ------------

                This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          /S/9.9    Governing Law
                    -------------

                This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of New York without reference to the choice of law principles thereof. In any litigation in connection with or arising out or related to this Agreement, any of the documents referred to herein or transactions contemplated hereby, the Seller irrevocably consents to and confer personal jurisdiction on the courts of the State of New York or the United States located within the City of Albany and expressly waive any objections as to venue in any such courts.

          /S/9.10   Participation of Parties
                    ------------------------

                The parties hereto acknowledge that this Agreement and all matters contemplated herein, have been negotiated among all parties hereto and their respective legal counsel and that all such parties have participated in the drafting and preparation of this Agreement from the commencement of negotiations at all times through the execution hereof. The rules of construction with the "presumption against the drafter" are not applicable as all parties participated in drafting.

          /S/9.11   Further Assurances
                    ------------------

                The parties hereto shall deliver any and all other instruments or documents required to be delivered pursuant to, or take such other action required to be taken, or necessary or proper in order to give effect to, all of the terms and provisions of this Agreement including, without limitation, all necessary instruments of assignment and transfer and such other documents as may be necessary or desirable to transfer ownership of the Purchased Stock.

          /S/9.12   Arbitration
                    -----------

                Any dispute, controversy or claim arising hereunder between the parties shall be settled by arbitration in Albany, New York, in accordance with the commercial rules of the American Arbitration Association, by an arbitration panel consisting of three members, and judgment upon any such arbitration award rendered by the arbitrators may be entered in any court of competent jurisdiction. Such arbitrators shall have knowledge and expertise in the subject matter of the arbitration proceeding. Each of the parties and the arbitrators shall use its best efforts to keep confidential the existence of any dispute and arbitration proceedings and all information relating thereto or submitted in connection therewith and, in the event of judicial proceedings for the enforcement of this paragraph or any award pursuant thereto, shall cooperate to seal the record of any such arbitration or judicial proceeding. Each party to any arbitration shall bear its own expenses in relation thereto, including but not limited to such party's attorneys' fees, if any; provided however that the expenses and fees of the arbitration not capable of being attributed to any one party shall be borne half by the Seller and half by the Purchasers.

          IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.


                         PURCHASER:


                         /s/ Louis D. Paolino Jr.
                         ----------------------------------------------
                         Louis D. Paolino Jr.


                         SELLER:

                         Mace Security International, Inc.

                         By: /s/ Jon E. Goodrich
                             ------------------------------------------
                              Name:   Jon E. Goodrich
                              Title:  President and CEO

                                AMENDMENT NO. 1
                                      TO
                           STOCK PURCHASE AGREEMENT
                           ------------------------


          THIS AMENDMENT NO. 1 dated April 13, 1999 amends that certain STOCK PURCHASE AGREEMENT, dated as of March 26, 1999 (the "Stock Purchase Agreement"), between LOUIS PAOLINO, JR. an individual and the persons designated by Louis Paolino, if any (collectively referred to as the "Purchasers" or each , singularly as a "Purchaser") and MACE SECURITY INTERNATIONAL, INC., a Delaware corporation with offices at 160 Benmont Avenue, Bennington, Vermont 05201 (the "Seller").

          For good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. The Stock Purchase Agreement shall be amended to increase the number of shares of Seller's Common Stock to be purchased thereunder from 3,675,000 to 3,735,000.

          In that regard, the Stock Purchase Agreement is hereby amended by replacing all references to "3,675,000 shares" with "3,735,000 shares".

          2. The Stock Purchase Agreement is hereby further amended to amend the Purchase Price as stated in Section2.1(b) from Five Million Fifty Three Thousand One Hundred Twenty Five and 00/100 Dollars ($5,053,125.00) to Five Million One Hundred Thirty Five Thousand Six Hundred Twenty Five and 00/100 ($5,135,625).

          3. All other terms of the Stock Purchase Agreement shall remain in full force and effect.

          4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          5. This Amendment has been entered into and shall be construed and enforced in accordance with the laws of the State of New York without reference to the choice of law principles thereof. In any litigation in connection with or arising out or related to this Agreement, any of the documents referred to herein or transactions contemplated hereby, the Seller irrevocably consents to and confer personal jurisdiction on the courts of the State of New York or the United States located within the City of Albany and expressly waive any objections as to venue in any such courts.

          IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Amendment No. 1 to Stock Purchase Agreement as of the day and year first above written.

                         PURCHASER:
                         /s/ Louis Paolino
                         -----------------
                         Louis Paolino


                         SELLER:
                         Mace Security International, Inc.

                         By: /s/ Jon E. Goodrich
                             -------------------
                         Name:   Jon E. Goodrich
                         Title:  President and CEO

                                AMENDMENT NO. 2
                                ---------------
                                       TO
                                       --
                            STOCK PURCHASE AGREEMENT
                            ------------------------


          THIS AMENDMENT NO. 2 dated May 24, 1999 amends that certain STOCK PURCHASE AGREEMENT, dated as of March 26, 1999, as amended by Amendment No. 1 dated April 13, 1999 (the "Stock Purchase Agreement"), between LOUIS PAOLINO, JR. an individual and the persons designated by Louis Paolino, if any (collectively referred to as the "Purchasers" or each, singularly as a "Purchaser") and MACE SECURITY INTERNATIONAL, INC., a Delaware corporation with offices at 160 Benmont Avenue, Bennington, Vermont 05201 (the "Seller").

          For good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. The Stock Purchase Agreement must be amended to reflect the change of the date on or after which, if the conditions to closing are not satisfied or waived and the failure to satisfy any condition is not due to the actions or omissions of the party attempting to terminate this Agreement, any party may terminate the Stock Purchase Agreement and the transactions contemplated thereby.

          In that regard, Section 6.4 of the Stock Purchase Agreement is hereby amended by replacing all references to "July 1, 1999" with "August 31, 1999"

          2. The Merger Agreement must be amended to reflect the increase of the size of the Board, effective as of the Merger, from five to seven member and further reflect that Mr. Paolino and Mr. Papadakis have already been appointed to the Board to fill certain vacancies created upon the resignation of certain directors .

          In that regard:

(a) the text of Section 2.3(d) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

         "(d) Seller shall have obtained resignation letters from each of its then current Directors, other that Jon Goodrich, Louis Paolino, and Constantine Papadakis. The resignation of the Directors shall be effective as of the Closing. Four additional Directors shall be selected by Louis Paolino and appointed by the then remaining Directors, Messrs. Goodrich, Paolino, and Papadakis to fill the remaining four Board seats."


(b) the first paragraph of Section 5.3 shall be amended by deleting therefrom the phrase:

         ", effective upon Closing of the transactions contemplated by this Agreement"


(c) the text of Section 5.4 shall be deleted in its entirety and the following shall be inserted in lieu thereof:


         "All then current Directors, other that Jon Goodrich, Louis Paolino, and Constantine Papadakis will resign, effective as of the Closing. Four additional Directors shall be selected by Louis Paolino and appointed by the then remaining Directors, Messrs. Goodrich, Paolino, and Papadakis to fill the remaining four Board seats."

(d) the text of Section 6.1(j) and Section 6.2(f) shall be deleted in their entirety and the following shall be inserted in lieu of each thereof:

         Paolino shall have been appointed to serve as Seller's President and CEO on substantially the terms as are set forth in the employment agreements attached hereto as Exhibit A. All then current Directors, other that Jon Goodrich, Louis Paolino, and Constantine Papadakis will resign, effective as of the Closing. Four additional Directors shall be selected by Louis Paolinon and appointed by the then remaining Directors, Messrs. Goodrich, Paolino, and Papadakis to fill the remaining four Board seats."


          3. All other terms of the Stock Purchase Agreement shall remain in full force and effect.

          4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Amendment No. 2 to Stock Purchase Agreement as of the day and year first above written.

                         PURCHASER:

                         /s/ Louis Paolino
                         -----------------------
                         Louis Paolino


                         SELLER:
                         Mace Security International, Inc.

                         By: /s/ Jon E. Goodrich
                             ---------------------
                         Name:  Jon E. Goodrich
                         Title:  President and CEO

                                                                      APPENDIX B
                                                                      ----------


                               Merger Agreement

                                MERGER AGREEMENT

                                    BETWEEN

                       MACE SECURITY INTERNATIONAL, INC.

                                      And

                              The Shareholders of

                          AMERICAN WASH SERVICES, INC.

                         SECTION OF DISCLOSURE SCHEDULE

ATTACHED TO THIS AGREEMENT
1.3(c)    Plan of Merger
1.6(c)    Purchaser Opinion Letter
1.6(d)    Registration Rights Agreement
1.7(f)    Release
1.7(h)    Sellers Opinion Letter

ATTACHED AS PART OF DISCLOSURE BINDER

1.3(b)    Stock Allocation
2.2       Permitted Exceptions
3.6       Real Property Interests
3.6(a)    Exceptions to governmental compliance
3.6(b)    Exceptions to lawful use of the Property
3.6(c)    Exceptions to conduct in compliance with Applicable laws
3.6(e)    Litigation or administrative proceedings for environmental violations
3.6(f)    Definition of "Hazardous Materials" and Environmental Conditions
3.6(h)    Mechanic's liens
3.6(j)    Exceptions to proceedings which would affect use of the Property
3.7(a)    List of Company's Leased Personalty and Permitted Encumbrances
3.10      Fiscal Condition of Company
3.11      Tax Deficiencies
3.12      Insurance Policies, etc.
3.13(a)   Employment Agreements
3.13(b)   Employee Information
3.13(c)   Employee Benefit Plans, Funds or Programs
3.14(a)   Exceptions to Company's operation in compliance with laws, etc.
3.14(b)   Exceptions relating to environmental issues and liability
3.14(c)   Notices of Violation
3.16      Exceptions to right of Sellers and Company to enter this Agreement
3.17      Transaction Intermediaries
3.19      Investments in Competing Companies
3.22      List of Litigation and Summaries

                                MERGER AGREEMENT

          This Merger Agreement ("Agreement") is made as of March 26, 1999, by and between Louis D. Paolino, Jr. and Red Mountain Holding, Ltd.
("Shareholders") on the one hand, and Mace Security International, Inc. ("Purchaser") on the other hand. Shareholders may sometimes be referred to as "Sellers" in this Agreement.

                                    RECITALS

     The Shareholders are the owners of all of the outstanding shares of stock ("Company Shares") of American Wash Services, Inc. (the "Company"), which is in the business of operating a car wash company (the "Business") throughout the United States. The Company, through a wholly-owned subsidiary, owns and/or operates certain car wash locations ("Business") and has entered into two contracts to purchase additional multi-location car wash businesses ("Acquisition Contracts"). Purchaser owns all of the outstanding stock of Mace Anti Crime Bureau, Inc. ("Subsidiary"). In accordance with the provisions of this Agreement, the parties desire to merge Company into Subsidiary in exchange for common stock of Purchaser, all on the terms contained herein. The parties intend that the transactions contemplated hereby qualify as a reorganization, within the meaning of Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended.

     Throughout this Agreement various Schedules are referenced as being attached to this Agreement. Notwithstanding the fact that all Schedules are referred to as being attached to this Agreement, some of the Schedules are not attached but instead appear in a Disclosure Binder prepared by the Sellers. The Disclosure Binder is organized under subheadings which correspond to the various Schedules described in this Agreement. For purposes of identification, the Disclosure Binder has been identified by the parties by a written statement executed by the parties and appearing as the first page of the Disclosure Binder. For purposes of this Agreement, a disclosure by Sellers of any fact on a Schedule shall be deemed a disclosure on every Schedule of Sellers to the extent such disclosure properly could have been made thereon but was not made, provided a cross-reference thereon sets forth the Schedule where disclosure is made.

                                   ARTICLE I
                              ACQUISITION; CLOSING

     SECTION 1.1  Incorporation of Recitals.  The recitals set forth above are
                  -------------------------
incorporated herein by reference and are a part of this Agreement.

     SECTION 1.2  Time and Place for Closing.  Closing under this Agreement
                  --------------------------
shall take place within fifteen days of the conditions set forth in Article VII and Article VIII being satisfied or waived, time being of the essence, at the offices of Company, 1000 Crawford Place, Suite 400, Mount Laurel, New Jersey, or such other place as the parties hereto may agree upon. The date that Closing occurs is referred to hereinafter as the "Closing Date" and the act of closing as "Closing." The exact Closing Date shall be established by a written notice sent by Purchaser to Sellers.

     SECTION 1.3 Merger; Consideration.
                 ---------------------

     (a) At the Closing, pursuant to the provisions of the General Corporation Law of Delaware, effective on the Closing Date, Company shall be merged with Subsidiary, with the survivor of the merger being Subsidiary. At the Closing,
(i) the outstanding common stock of Company shall be automatically converted into the common stock of Subsidiary and delivered to Purchaser, (ii) all of the Company Shares previously outstanding shall be delivered to Purchaser, and (iii) Purchaser shall deliver to Sellers (1) immediately available funds in the amount of Four Million Six Hundred Eighty Seven Thousand Five Hundred and 00/100 Dollars ($4,687,500.), plus (2) Six Hundred Twenty Eight Thousand Three Hundred Sixty Two (628,362) shares of unregistered shares of Purchaser's common stock, par value $.01 per share (the " Mace Stock").

     (b) The Mace Stock shall be allocated in the same proportions that the Sellers own shares in the Company, as set forth on Schedule 1.3(b).

     (c) At Closing, Subsidiary and Company shall execute the certificate of merger attached hereto as Schedule 1.3(c) ("Certificate of Merger"), and the parties shall file the Certificate of Merger with the Secretary of State of Delaware.

     SECTION 1.4  Closing.  Following execution of this Agreement, Purchaser and
                  -------
Sellers shall be obligated to conclude the transaction strictly in accordance with its terms within fifteen (15) days after the conditions of Closing set forth in Article VII and Article VIII have been satisfied or waived, time being of the essence. If the failure to conclude this transaction is due to the refusal and failure of Sellers to perform their obligations under this Agreement, Purchaser may seek to enforce this Agreement with an action of specific performance, in addition to, and not in limitation of, any other rights and remedies available to the Purchaser under this Agreement, or at law or in equity, including, without limitation an action to recover their actual damages resulting from the default of Sellers. If the failure to conclude this transaction is due to the refusal and failure of Purchaser to perform its obligations under this Agreement, Sellers may, in addition to and not in limitation of any other rights and remedies available to the Sellers under this Agreement, or at law or in equity, bring legal action to recover their actual damages resulting from the default of Purchaser.

     SECTION 1.5  Termination.  This Agreement and the transactions contemplated
                  -----------
hereby may be terminated at any time prior to the Closing Date:

     (a)  by mutual written agreement of Purchaser and the Sellers;

     (b) by the Sellers, or by Purchaser in the event Purchaser or the Sellers, as applicable, makes a material misrepresentation under this Agreement or breaches a material covenant or agreement under this Agreement, and fails to cure such misrepresentation or breach within ten (10) business days from the date of written notice of the existence of such misrepresentation or breach; or

     (c) by the Sellers or Purchaser, if the Closing shall not have occurred by July 31, 1999, or such other date as may be agreed to by the parties hereto in writing, due to the non-fulfillment of a condition precedent to such party's obligation to close as set forth at Article VII or VIII hereof, as applicable (through no fault or breach by the terminating party).

     All terminations shall be exercised by sending the other parties a written notice of the termination. In the event this Agreement is terminated as provided herein, this Agreement shall become void and be of no further force and effect and no party hereto shall have any further liability to any other party hereto, except that this Section 1.5, Article IX, Section 10.1, Section 10.2 and
Section 10.17 shall survive and continue in full force and effect, notwithstanding termination. The termination of this Agreement shall not limit, waive or prejudice the remedies available to the parties, at law or in equity, for a breach of this Agreement.

     SECTION 1.6  Deliveries by Purchaser.   At the Closing,  Purchaser shall
                  -----------------------
deliver, all duly and properly executed (where applicable):

     (a) The Mace Stock due on the Closing Date, as provided in Section 1.3 above to be delivered to the Sellers;

     (b) Immediately available funds in the amount of Four Million Six Hundred Eighty Seven Thousand Five Hundred and 00/100 Dollars ($4,687,500.00) as provided in Section 1.3 above to be delivered to Sellers;

     (c) A copy of the resolutions of the Board of Directors of Purchaser authorizing the execution and delivery of this Agreement and each other agreement to be executed in connection herewith (collectively, the "Collateral Documents") and the consummation of the transactions contemplated herein, certified by the secretary of Purchaser;

     (d) A favorable opinion from counsel for Purchaser, dated the day of the Closing, in form and substance as attached hereto as Schedule 1.6(c);

     (e) Two assignable warrants to purchase an aggregate of 1,575,000 shares of Purchaser's common stock, par value $.01 per share ("Common Stock") with a term of 64 months, exercisable 120 days following the Closing hereunder, with an exercise price of $1.375 (the "1,575,000 Warrants"), shall be issued for 1,500,000 shares to Louis Paolino and 75,000 shares to Robert Kramer;

     (f) An assignable warrant to purchase 250,000 shares of Common Stock with a term of 64 months, exercisable 120 days following the Closing hereunder, with an exercise price of $2.50 (the "250,000 Warrant"), shall be issued to Louis Paolino.

     (g) Evidence that a certificate of name change of Subsidiary has been filed with the Secretary of State of the State of Delaware, which name shall be reasonably acceptable to Sellers.

     SECTION 1.7  Deliveries by Sellers.  At the Closing, each of the Sellers,
                  ---------------------
as applicable, shall deliver to Purchaser, all duly executed, the following:

     (a) Duly executed certificates in valid form evidencing all of the Company Shares owned by each Seller, duly endorsed in blank or accompanied by duly executed stock powers attached or otherwise executed in the presence of authorized representatives of Purchaser;

     (b) The written resignations of all officers and directors of the Company as of the time of Closing, if required by Purchaser;

     (c) A certified copy of resolutions of the directors of the Company and the Shareholders authorizing the execution and delivery of this Agreement and each of the Collateral Documents;

     (d)  The Certificate described at Section 7.1;

     (e)  A release from each Seller, in a form and substance attached as
Schedule 1.7(e);

     (f) A favorable opinion from counsel for Purchaser, dated the day of the Closing, in form and substance as attached hereto as Schedule 1.7(g);

     (g) The books and records of the Company, including, without limitation, all original financial and operating records, the corporate minute book and seal, the corporate stock ledger, and all title documents; and

     (h) Other documents and instruments required by this Agreement, if any.

                                   ARTICLE II
                                TITLE INSURANCE

     SECTION 2.1  Owners Title Policy.  The Company is foreclosing upon the
                  -------------------
assets and real property utilized in operating car washes at Flourtown and Norristown, Pennsylvania ("Foreclosure Real Property"). The Company owns the real property utilized in operating a car wash in Berlin, New Jersey ("Owned Real Property"). The Company leases the real property utilized in operating car washes at Bryn Mawr and West Chester, Pennsylvania, and Cherry Hill, New Jersey ("Leased Real Property"). If the Company has completed foreclosure on the Foreclosure Real Property by Closing, the Company shall own, with respect to the Foreclosure Real Property, an extended coverage owners policy of title insurance from a title company selected by Sellers (the "Title Company"), dated as of the Closing Date, in the amount equal to the fair market value of the Foreclosure Real Property. At Closing, the Company shall own, with respect to the Owned Real Property, an extended coverage owners policy of title insurance from the Title Company for the Owned Real Property. At Closing, the Company shall own, with respect to the Leased Real Property, an extended coverage tenant's policy. The title policies shall include access and contiguity endorsements, and shall insure title to the Foreclosure Real Property to be in fee simple in Company (or with respect to the Leased Real Property, an unencumbered leasehold interest) subject only to the Permitted Exceptions permitted by Section 2.2 hereof (the "Owners Policy"). Seller shall bear the cost of the Owners Policy.

     SECTION 2.2  Permitted Exceptions.  The Owners Policy shall insure
                  --------------------
Company's interest in the Owned Real Property and, if applicable, the Foreclosure Real Property to be free and clear of all encumbrances and exceptions whatsoever except those listed on Schedule 2.2 attached hereto ("Permitted Exceptions"). Schedule 2.2 sets forth all encumbrances and exceptions by separate parcel of real estate.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE SELLERS

     With knowledge that Purchaser is relying upon the representations, warranties and covenants herein contained, Sellers represent and warrant to Purchaser and make the following covenants for Purchaser's benefit. When the phrase "to Sellers' knowledge" or any equivalent phrase is used in this Agreement, the phrase shall mean the actual knowledge of any Seller.

     SECTION 3.1  Organization and Standing.  The Company is duly organized,
                  -------------------------
legally existing and in good standing under the laws of the state of Delaware, with full power and authority to own its properties and conduct its business as now being conducted. The Company does not own any stock or interest in any other corporation, partnership, or other business organization, except as listed on Schedule 3.1.

     SECTION 3.2  Company Stock.  All of the authorized, issued, and outstanding
                  -------------
shares of capital stock and other securities of the Company are owned by the Shareholders, including without limitation equity securities, debt securities and options. At Closing, the Shareholders will be the only owners of the securities of the Company. The Company Shares each Seller owns are legally and validly authorized and issued, fully paid and nonassessable and free and clear of all liens, claims and encumbrances of every kind and nature and are not subject to any agreement or instrument relating to the transfer, disposition or voting of such securities. At Closing, all of the Company Shares will be conveyed and assigned to Purchaser free and clear of all liens, claims and encumbrances of every kind. There are no outstanding rights of any kind to acquire additional shares of any class from the Company nor has any person claimed any such rights. All of the outstanding shares of the Company's capital stock have been duly authorized, issued, and are fully and validly paid and non-assessable.

     SECTION 3.3  Contracts, Permits and Material Documents.  The items listed
                  -----------------------------------------
and included in Schedule 3.3, attached hereto, are all of the following with respect to the Company ("Material Documents"): (i) leases and purchase agreements for real property, and leases and purchase agreements for personal property and businesses, including the Acquisition Contracts, (ii) licenses,
(iii) franchises, (iv) promissory notes, guarantees, bonds, letters of credit, mortgages, liens, pledges, and security agreements under which the Company is, or any of its assets are, bound or under which the Company is a beneficiary,
(v) collective bargaining agreements, (vi) patents, trademarks, trade names, copyrights, trade secrets, proprietary rights, symbols, service marks, and logos, (vii) all permits, licenses, consents and other approvals from governments, governmental agencies (federal, state and local) and/or third parties relating to, used in or required for the operation of the Company's businesses, and (viii) other contracts, agreements and instruments not listed on another Schedule attached to this Agreement which are binding on the Company or any of its property or pursuant to which the Company derives any material benefit or has imposed upon it any material detriment. For purposes of this
Section 3.3 a material benefit or material detriment shall be anything which provides a benefit or imposes a detriment having a value of $10,000 or more.
The Material Documents listed and included in Schedule 3.3 are organized under subheadings for each of the different type of documents provided. Neither the Company nor, to Sellers' knowledge, any person or party to the any of the Material Documents or bound thereby is in material or knowing default under any of the Material Documents, and no act or event has occurred which with notice or lapse of time, or both, would constitute such a default. The Company is not a party to, and the Company's property is not bound by any agreement or instrument which is material to the continued conduct of its business operations as now being conducted or with respect to which a default might materially and adversely affect its properties, business operations, or financial condition of the Company, except as listed in Schedule 3.3. To Seller's knowledge, the documents listed on Schedule 3.3 confer on the Company all rights necessary to enable the Company to conduct its operations as now being conducted.

     SECTION 3.4  Personal Property.  All of the following items of personal
                  ------------------
property used in the business operations of the Company are owned by the Company by good and marketable title free of all liens, and are now and at closing will be in operable condition, normal wear and tear excepted.

     (a) All equipment, computers, printers, card readers, vending machines, appliances, machinery and parts, vehicles, tools, hoses, brushes, heating, ventilation, air conditioning, plumbing, electrical, drainage, fire alarm, communications, sprinkler, security and exhaust equipment and their component parts; auto wash equipment, auto wash conveyor, auto drying equipment and similar items in Sellers' possession or control, used in connection with, located in or on, or otherwise pertaining to the Business (collectively, the "Equipment");

     (b) All of the inventory of retail items, operating supplies, parts and accessories owned by the Company and used or usable in connection with the Business;

     (c) All office or other equipment, furnishings, supplies, brochures, sales and promotional materials, catalogues and advertising literature, business files, customer lists, customer records and information, and all pictures and photographs, computer programs and software (with applicable documentation and source codes), construction and "as-built" drawings, plans and specifications, finish plans and other personal property of every nature and description in Sellers' possession or control;

     (d) All intellectual property used in connection with the Business or any other asset, including, without limitation, know-how, trade secrets, trademarks, trade names, and the exclusive right to use the names under which any of the Business' locations are currently operated (collectively, the "Intellectual Property");

     (e) All of the accounts receivable, prepaid deposits, cash, goodwill and all other tangible and intangible assets of the Company; and

     (f) All books, records, original agreements and contracts and title documents relating to the items set forth in (a) through (e) above.

Sellers represent and warrant that, in the aggregate, the personal property of the Company is sufficient for the Company to carry on its business as previously conducted and as presently conducted, and that the personal property is all in operable condition. .

     SECTION 3.5         [This section intentionally omitted.]

     SECTION 3.6  Real Property.  Each parcel of Foreclosure Real Property,
                  -------------
Owned Real Property and Leased Real Property is listed on Schedule 3.6 attached hereto and incorporated herein by reference. Those parcels of Foreclosure Real Property which have been foreclosed upon by Closing, together with each parcel of Owned Real Property and Leased Real Property are referred to in this Section
3.6 as the "Real Property." The Company has or will have at Closing good, marketable and insurable title to all of the Real Property and any of the Foreclosed Property with respect to which the foreclosure actions have been completed, free and clear of any mortgages, pledges, liens, encumbrances, charge, claim, security agreement or title retention or other security arrangement except for the Permitted Exceptions. The Company has or will have at Closing good, marketable and insurable leasehold interest pursuant to the terms of the leases covering the Leased Property free and clear of any mortgages, pledges, liens, encumbrances, charge claims, and all leases covering the Leased Properly are valid and enforceable. The Company has no interest in any real property other than the properties listed on Schedule 3.6. The Company nor any of its predecessors has ever had an ownership interest in any other real property, except as disclosed in schedule 3.6.

     (a) To Sellers' knowledge, in all material respects, and except as set forth in Schedule 3.6(a) attached hereto and incorporated herein, the Real Property is, and at all times during operation of the Company's business thereon has been, licensed, permitted and authorized for the operation of such business under all applicable federal, state and local statutes, laws, rules, regulations, orders, permits (including, without limitation, zoning restrictions and land use requirements) and licenses and all administrative and judicial judgments, rulings, decisions and orders affecting or otherwise applicable to the protection of the environment, the Real Property and the conduct of such business thereon (collectively, the "Applicable Laws").

     (b) To Sellers' knowledge, except as set forth in Schedule 3.6(b) attached hereto and incorporated herein by reference, the Real Property is legally usable for its current uses, and the Real Property can be used by the Purchaser after the Closing to operate such business as is currently operated, without violating any Applicable Law or private restriction, and such uses are legal, conforming uses.

     (c) To Sellers' knowledge, except as set forth in Schedule 3.6(c) attached hereto and incorporated herein by reference, all activities and operations conducted on the Real Property, whether by Sellers or by third parties, are now being conducted and have always been conducted in compliance with all Applicable Laws.

     (d) The Sellers and Company shall make available on Purchaser's reasonable request all engineering, geologic, environmental and other similar reports, documentation and maps relating to the Real Property in the possession of the Shareholders.

     (e) To Sellers' knowledge, except as set forth in Schedule 3.6(e) attached hereto and incorporated herein by reference, neither Sellers nor the Company nor the Real Property now is or ever has been involved in any litigation or administrative proceeding seeking to impose fines, penalties or other liabilities or seeking injunctive relief for violation of any Applicable Laws relating to the environment.

     (f) To Sellers' knowledge, there have been no spills, leaks, deposits or other releases into the environment or onto or under the Real Property of any Hazardous Materials as defined for purposes of this Agreement as any material or substance which, by reason of its composition or characteristics, is (i) toxic or hazardous waste ("Hazardous Waste") as defined in either (A) the Solid Waste disposal Act, 42 U.S.C. (S)(S) 6901 et seq., or Section 6(c) of the Toxic
                                    -- ---
Substance Control Act, 15 U.S.C. (S)2605(c), or the Resource Conservation and Recovery Act, 42 USCA Section 6901 et seq., or any laws of similar purpose or
                                   -- ---
effect, and any rules, regulations or policies promulgated thereunder, or (B) any Environmental Law as hereinafter defined, or (ii) special nuclear or by-products materials within the meaning of the Atomic Energy Act of 1954, or other material environmental conditions in quantities that require remediation, other than as disclosed on Schedule 3.6(f).

     (g) To Sellers' knowledge, no party, other than the Company, has a present or future right to possession of all or any part of the Real Property, except for any right defined in, under or by any of the Permitted Exceptions.

     (h) To Sellers' knowledge, there are no mechanic's liens affecting the Real Property and no work has been performed on the Real Property within twelve (12) months of the date hereof for which a mechanic's lien could be filed, except as set forth in Schedule 3.6(h) attached hereto and incorporated herein by reference.

     (i) To Sellers' knowledge, there are no levied or pending special assessments affecting all or any part of the Real Property owed to any governmental entity and none is threatened.

     (j) To Sellers' knowledge, there are no proceedings or amendments pending and brought by or threatened by, any third party which would result in a change in the allowable uses of the Real Property or which would modify the right of the Company or the Purchaser to use the Real Property for its present uses after the Closing Date, except as set forth in Schedule 3.6(j) attached hereto and incorporated herein by reference.

     (k) To Sellers' knowledge, no portion of the Real Property contains any areas that could be characterized as disturbed, undisturbed or man-made wetlands or as "waters of the United States" pursuant to any Applicable Laws or the procedural manuals of the Environmental Protection Agency, U.S. Army Corps of Engineers or any applicable state agency whether such characterization reflects current conditions or historic conditions which have been altered without the necessary permits or approvals, except as listed on Schedule 3.6(k) attached hereto and incorporated herein by reference.

     SECTION 3.7   Title. To Sellers' knowledge, the Company has good and
                   -----
marketable title to all of its personal property, tangible and intangible, including, without limitation, all of the assets reflected on the "Most Recent Balance Sheet" (hereinafter defined), all personal property currently located on its premises, all cash and accounts receivable, all items of personal property set forth on the schedules attached hereto, and all trademarks and other intellectual property used in the Company's business, except in each case, that personal property which the Company leases. All leases of personal property having a fair market value of $10,000 or more are listed on Schedule 3.7 attached hereto and incorporated herein by reference. All of such assets are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge, claim, security agreement, agreement regarding or restricting transfer or title retention or other security arrangement, except the items set forth in subparagraphs (a) through (c) below, and the items listed on Schedule 3.7 ("Permitted Company Assets Encumbrances"). Schedule 3.7 identifies all liens by amount and by the document, instrument or law under which it arises.

     (a) Liens imposed by law and incurred in the ordinary course of business for indebtedness not yet due to carriers, warehousemen, laborers or materialmen and the like;

     (b) Liens in respect of pledges or deposits under worker's compensation laws or similar legislation; and

     (c) Liens for property taxes, assessments, or governmental charges not yet subject to penalties for nonpayment.

     SECTION 3.8  Financial Statements.  Prior to Closing, Sellers will deliver
                  --------------------
to Purchaser true and correct copies of the following financial statements of the Company (the "Financial Statements"):

     (a) Balance Sheets for the Company as of December 31, 1998, and statements of income, cash flow and retained earnings for the same period, all prepared on an accrual basis and reviewed by Company's regular accountants (the "1998 Financial Statements" ).

     (b) A balance sheet for the Company as of March 31, 1999 ("Most Recent Balance Sheet"), and a statements of income, cash flow and retained earnings for the period ended March 31, 1999 ("Most Recent Income Statement"), all prepared on an accrual basis by the Company. The Most Recent Balance Sheet and Most Recent Income Statement are hereafter referred to as the "Most Recent Financial Statements."

     The Financial Statements have been prepared by the regular accountants of the Company, in accordance with generally accepted accounting principles ("GAAP"). All notes and contingent liabilities required to be stated and reflected under GAAP are stated and reflected on the Financial Statements.
Each of the Financial Statements (including all footnotes thereto) is true, complete and correct in all material respects. The balance sheets present fairly and accurately the financial condition of the Company as of the dates indicated thereon and the statements of income present fairly and accurately on an accrual basis the results of the operations of the Company for the periods indicated thereon. The Company has not (i) made any material change in its accounting policies or (ii) effected any prior period adjustment to, or other restatement of, its financial statements for any period. The Financial Statements are consistent with the books and records of the Company (which books and records are correct and complete).

     SECTION 3.9  Liabilities; Accounts Receivable
                  --------------------------------

     (a) To Sellers' knowledge, the Company does not have any liabilities, fixed or contingent, other than:

     (i) liabilities fully reflected in the Most Recent Balance Sheet; and

     (ii) accounts payable arising since the date of the Most Recent Balance Sheet in the normal course of business consistent with past custom and practice.


     (b) To Sellers' knowledge, all accounts receivable of the Company, less a bad accounts reserve as set forth on the Most Recent Balance Sheet , are valid accounts receivable, have been generated in the ordinary course of the Company's business and all services required to be rendered for the accounts receivable to be due have been rendered. To Sellers' knowledge, there are no defenses or set-offs to any of the accounts receivable..


     SECTION 3.10   Fiscal Condition of Company.  Since the date of the 1998
                    ---------------------------
Financial Statements, except as set forth on Schedule 3.10, there has not (except as otherwise specifically permitted by this Agreement) been:

     (a) Any material change in the financial condition, liabilities, business organization or personnel of the Company or in the relationships of the Company with suppliers, customers or others, other than changes occurring in the ordinary course of business;

     (b) Any disposition by the Company of any of its capital stock or any grant of any option or right to acquire any of its capital stock, or any acquisition or retirement by the Company of any of its capital stock or any declaration or payment of any dividend or other distribution of its capital stock;

     (c) Any sale or other disposition of any asset owned by the Company at the close of business on the date of the Most Recent Balance Sheet, or acquired by it since that date, other than in the ordinary course of business or which individually do not exceed $10,000 or in the aggregate, do not exceed $20,000;

     (d) Any expenditure or commitment by the Company for the acquisition of any single asset having an acquisition price of $50,000 or more;

     (e) Any damage, destruction or loss (whether or not insured) adversely affecting the property, business or prospects of the Company, except damage, destruction or loss which does not exceed $100,000 in the aggregate, and which is not covered by insurance;

     (f) Any bonuses or increases in the compensation payable or to become payable by the Company to any officer or key employee;

     (g) Any loans or advances to the Company other than renewals or extensions of existing indebtedness; or

     (h)  Any change in accounting method or practice.

     SECTION 3.11   Tax Returns.  The Company has filed all Federal and other
                    -----------
tax returns for all periods on or before the due date of such return (as may have been extended by any valid extension of time) and has paid all taxes due for the periods covered by the said returns. The Company has no liability for taxes incurred by its operations prior to Closing, except for taxes for the current fiscal year plus any tax reserve reflected on the Most Recent Balance Sheet. The Company is a Subchapter C corporation under the Internal Revenue Service Code. The Company has filed, and will file in a timely manner, all requisite federal, state, local and other tax returns due for all fiscal periods ended on or before the date hereof and as of the Closing shall have filed in a timely manner all such returns due for all periods ended on or before the Closing Date. The Company has duly withheld and collected all taxes which the Company is required to withhold or collect by law, has paid over to the proper authorities all such amounts required to be paid, and has in reserve all amounts so withheld or collected which have not yet been required to be paid. No taxing authority has asserted any deficiency for any prior tax period of the Company, and the Sellers are not aware of any facts which would constitute the basis for the assertion of such a deficiency, except as listed on Schedule 3.11 attached hereto..

     SECTION 3.12  Policies of Insurance.  All insurance policies, performance
                   ---------------------
bonds, and letters of credit insuring the Company or which the Company has had issued and which has not expired are listed on Schedule 3.12 attached hereto.
Schedule 3.12 includes, the names and addresses of the beneficiaries, insurers and sureties, policy and bond numbers, types of coverage or bond, time periods or projects covered and the names and addresses of all known agents or agencies, issuing banks, and beneficiaries, with respect to each listed insurance policy, performance bond and letter of credit. The Company's current insurance policies, performance bonds and letters of credits are still in force and effect and the premiums thereon are not delinquent. The Company has not received notification from any insurance carrier denying or disputing any claim made by the Company or denying or disputing any coverage for any such claim or denying or disputing the amount of any claim. The Company does not have any claim against any of its insurance carriers under any policies insuring it pending or anticipated and there has been no occurrence of any kind which would give rise to any such claim.

     SECTION 3.13  Employees, Pensions and, ERISA.
                   ------------------------------

     (a) The Company does not have any contract of employment with an officer or other employee that is not terminable without penalty on notice of two weeks or less, except as listed on Schedule 3.13(a).

     (b) No employee of the Company is represented by any union. The name, social security number and current rate of compensation of each of the Company's employees and department in which each person is employed is listed on Schedule 3.13(b) attached. There is no pending or threatened dispute between the Company and any of its employees which might materially and adversely affect the continuance of any Company's business operations.

     (c) Attached hereto, made a part hereof and marked Schedule 3.13(c) lists all employee benefit plans, funds or programs (within the meaning of the Internal Revenue Code of the United States ("Code") or the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) which are currently maintained and/or were established or sponsored by the Company (whether or not they are now terminated) or to which the Company currently contributes, or has an obligation to contribute in the future, including, without limitation, employment agreements and any other agreements containing "golden parachute" provisions ("Plans"), whether or not the Plans are or are intended to be (i) covered or qualified under the Code, ERISA or any other applicable law, (ii) written or oral, (iii) funded or unfunded, or (iv) generally available to all employees of the Company.

     (d) The Company has delivered to the Purchaser (i) true and complete copies of all Plan documents and other instruments relating thereto, (ii) accurate and complete detailed summaries of all oral Plans, (iii) true and complete copies of the most recent financial statements with respect to the Plans, (iv) true and complete copies of all annual reports for any Plan prepared within the past 5 years, and (v) all filings submitted to and any correspondence received from any government agency relating to any Plan within the past 5 years.

     (e) Each Plan which is intended to be qualified under Section 401(a) and exempt from tax under Section 501(a) of the Code has been determined by the IRS to be so qualified and such determination remains in effect and has not been revoked. Nothing has occurred since the date of any such determination which may adversely affect such qualification or exemption, or result in the imposition of excise taxes or tax on unrelated business income under the Code or ERISA except as set forth on Schedule 3.13 (e), attached hereto made a part hereof. No Plan is funded through a trust intended to be exempt from tax under
Section 501(c) of the Code.

     (f) No reportable event (as defined in Section 4043 of ERISA or the regulations thereunder) for which the reporting requirements have not been fully waived, or accumulated funding deficiency whether or not waived (as defined in Section 302 of ERISA), or liability to the Pension Benefit Guaranty Corporation ("PBGC") under Section 4062 of ERISA, nor any prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code), has occurred or exists with respect to any Plan. All Plans are in substantial compliance with all applicable provisions of ERISA and the regulations issued thereunder, as well as with all other law applicable to such Plans, and, in all material respects, have been administered, operated and managed in substantial accordance with the governing documents of the Plan and the requirements of ERISA. The Company has no unfunded obligations or liabilities with respect to any Plan and the present value of the benefit liabilities of each Plan which is a Pension Plan is less than the fair market value of the assets of such Plan.

     (g) There is no matter, action, audit, suit or claim pending or, to the best knowledge of Sellers, after due inquiry of the Company, threatened relating to any Plan, fiduciary of any Plan or assets of any Plan, before any court, tribunal or government agency.

     (h) Each most recent Plan audit report, actuarial report and annual report, certified by the Plan's actuaries and auditors, as the case may be, fairly presents the actuarial status and the financial condition of the Plan as at the date thereof and the results of operations of the Plan for the plan year reflected therein and, subject to changes in amounts attributable to investment performance and normal employee turnover, there has been no material adverse change in the condition of the Plan since the date of the most recent Form 5500, audited annual financial statement or actuarial valuation report.

     (i) The transaction contemplated herein will not accelerate any liability under the Plans because of an acceleration of any rights or benefits to which any employee may be entitled thereunder.

     (j) The Company has no obligations with respect to, and makes no contributions to, any Multi-Employer Pension Plan.

     (k) To Sellers knowledge, there are no ERISA, pension plan, profit sharing plan or compensation claims against the Company by employees.

     SECTION 3.14  Legality of Operation.  In regard to the Company, and to
                   ---------------------
Sellers' knowledge:

     (a) Except as disclosed in Schedule 3.14(a) to this Agreement, and except as to Environmental Laws, as hereinafter defined, the Company is in material compliance with all Federal, state and local laws, rules and regulations including, without limitation, the following laws: land use laws; payroll, employment, labor, or safety laws; or federal, state or local "anti-trust" or "unfair competition" or "racketeering" laws such as but not limited to the Sherman Act, Clayton Act, Robinson Patman Act, Federal Trade Commission Act, or Racketeer Influenced and Corrupt Organization Act ("Law"). Except as disclosed in Schedule 3.14(a), the Company is in material compliance with all permits, franchises, licenses, and orders that have been issued with respect to the Laws and are or may be applicable to the Company's property and operations, including, without limitation, any order, decree or directive of any court or federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality wherever located, federal, state and local permits, orders, franchises and consents. Except as disclosed in Schedule 3.14(a), the Company has received no notification of any past or present failure by the Company to materially comply with any Law applicable to it or its assets.

     (b) Except as disclosed in Schedule 3.14(b) to this Agreement, the Company is in material compliance with all Federal, state and local laws, rules and regulations relating to environmental issues of any kind ("Environmental Law").

     (c) Attached hereto as Schedule 3.14(c) is a list of all Notice of Violations relating to Environmental Laws issued to the Company in the past two years by any federal, state or local regulatory agency. There are no outstanding or unremedied notices of violation either from a federal, state or local authority.

     (d) To Sellers' knowledge, no employee, contractor or agent of the Company has, in the course and scope of employment with the Company, been harmed by exposure to hazardous materials, as defined under the flaws.

     (e) To Sellers' knowledge, except as set forth in Schedule 3.14(f), all licenses, sewer hookups approvals, permits and certificates ("Government Approvals") needed or required for the operation of the Company's business are set forth on Schedule 3.3. All such Government Approvals are in full force and effect, the Company.

     SECTION 3.15  Corrupt Practices. To Sellers' knowledge, the Company has not
                   -----------------
made, offered or agreed to offer anything of value to any employees of any customers of the Company for the purpose of attracting business to the Company or any foreign or domestic governmental official, political party or candidate for government office or any of their respective employees or representatives, nor has the Company otherwise taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended.

     SECTION 3.16  Legal Authority and Compliance.  Except as listed in Schedule
                   ------------------------------
3.16 attached hereto and incorporated herein, each Sellers and the Company have the right, power, legal capacity and authority to enter into, and perform their respective obligations under this Agreement, and no approvals or consents of any other persons (including the consent of any mortgagee holding a mortgage on the Owned Real Property or the Leased Property and any landlord of the Leased Property) are necessary in connection with the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the directors and shareholders of the Company. The execution, delivery and performance of this Agreement will not result in a breach of or constitute a default or result in the loss of any material right or benefit under:

     (a) Any charter, by-law, agreement or other document to which any Seller or the Company is a party or by which the Company or any of its property is bound; or

     (b) Any decree, order or rule of any court or governmental authority which is binding on the Sellers, the Company, or the property of the Company.

     SECTION 3.17  Transaction Intermediaries. Seller has not employed or
                   --------------------------
retained the services of any financial advisor, broker, or finder with respect to which the Seller will incur any broker's, finder's, investment banking or similar fees, commissions or expenses, in connection with the transactions contemplated by this Agreement.

     SECTION 3.18  Intellectual Property. To Sellers' knowledge, the Company has
                   ---------------------
not infringed and is not now infringing, on any trade name, trademark, service mark, copyright, trade secret or patent belonging to any person, firm or corporation ("Intellectual Property") and no one has or is infringing any Intellectual Property right of the Company.

     SECTION 3.19   Competition.  No salaried officer, shareholder or employee
                    -----------
of the Company, nor any spouse, child or other relative of any of them, has any direct or indirect interest in any competitor of the Company within the geographical area in which the Company currently conducts business, or an interest in any supplier or customer of the Company or in any person from whom or to whom the Company leases any real or personal property, or in any other person with whom the Company is doing business which interest adversely or materially affects the business of the Company, excepting only those investments of not more than five percent of the capital stock of a business, the stock of which is traded on a national securities exchange or over-the-counter, where such investments are set forth on Schedule 3.19 attached hereto and incorporated herein by reference.

     SECTION 3.20  Disclosure.  Neither the representations and warranties of
                   ----------
the Sellers contained in this Agreement nor any information contained in any Exhibit or Schedule or other document delivered by the Sellers or the Company to Purchaser contains any untrue statement of a material fact, omits to state any statement of a material fact necessary to make the statements contained therein or herein not misleading. No investigation conducted by the Purchaser shall be deemed to limit or vitiate in any way the effect of the representations and warranties made herein; however, Purchaser shall disclose to Sellers prior to Closing any representation or warranty that Purchaser shall have found to be untrue or correct and provide Sellers the opportunity to cure such misrepresentation.

     SECTION 3.21  Continuation of Legal Status. No written agreement between
                   ----------------------------
the Company and any third party shall be impaired or in any way limited by the transactions contemplated by this Agreement.

     SECTION 3.22  Litigation.  All pending or, to Sellers' knowledge,
                   ----------
threatened litigation, administrative or judicial proceedings or investigations by any governmental agency or officials involving the Company or any of its property (including personal or owned, foreclosed or leased real property) or assets, liabilities or the Company Shares, together with a description of each such proceedings, is set forth on Schedule 3.22 attached. There is no pending or, to Sellers' knowledge, threatened litigation, administrative or judicial proceedings or investigation involving the Company or its owned, leased or foreclosed real property, assets, liabilities or the Company Shares, except as listed on Schedule 3.22.


                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrants to the Sellers that the representations and warranties contained in this Article IV are true on the date hereof and shall be true on the Closing Date.

     SECTION 4.1  Structure.  Purchaser is a corporation duly organized and
                  ---------
legally existing in good standing under the laws of Delaware.

     SECTION 4.2  Authorization to Proceed with this Agreement.  Purchaser has,
                  --------------------------------------------
by proper corporate proceedings, duly authorized the execution, delivery and performance of this Agreement and the Collateral Documents.

     SECTION 4.3 Absence of Intermediaries. Purchaser has not employed or
                 -------------------------
retained the services of any financial advisor, broker, or finder with respect to which the Purchaser will incur any broker's, finder's, investment banking or similar fees, commissions or expenses, in connection with the transactions contemplated by this Agreement.

     SECTION 4.4  Commission Filings. All Forms 8-K, 10-K, 10-Q and Proxy
                  ------------------
Statements required to be filed by Purchaser have been timely filed with the Securities and Exchange Commission ("SEC") for fiscal year ending December 31, 1998 (the "Public Reports") under the Electronic Data Gathering, Analysis and Retrieval system and are available to Sellers. The Public Reports accurately and completely describe, in all material respects, Purchaser's financial condition and results of operations as of the date of such filings and as of the date hereof, and do not omit any material fact(s) necessary to make the information contained in the filings not misleading, in light of the circumstances under which they were made.

     SECTION 4.5  Issued Common Stock.  The Mace Stock to be issued pursuant to
                  -------------------
this Agreement has been duly authorized and, when issued, will be validly issued, fully paid and nonassessable.

     SECTION 4.6   NASDAQ Listing.  Purchaser shall not have received any notice
                   --------------
from NASDAQ that threatens its continued listing on the NASDAQ National Market System, and Purchase shall continue to be so listed.


                                   ARTICLE V
                        ADDITIONAL AGREEMENTS OF SELLERS

     The Sellers covenant and agree with Purchaser as follows:

     SECTION 5.1  Restrictions on Transfer of Unregistered Stock.  The Sellers
                  ----------------------------------------------
understand and agree that the following restrictions and limitations are applicable to the Sellers' purchase and resale or other transfer of the Mace Stock, pursuant to the Securities Act of 1933 (the "Act") or otherwise:

     (a) Sellers agree that the Mace Stock shall not be sold or otherwise transferred, unless the Mace Stock is registered under the Act and state securities laws or such sale or transfer is exempt therefrom.

     (b) A legend in substantially the following form will be placed on the certificates evidencing the Mace Stock to be issued to the Sellers:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. These shares have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable states securities act or (ii) Mace Security International, Inc., shall have been furnished with an opinion of counsel, reasonably satisfactory to counsel for Mace Security International, Inc., that registration is not required under any such acts."

     (c) Stop transfer instructions will be delivered to the Purchaser's transfer agent with respect to the Mace Stock issued to Sellers pursuant to this Agreement so as to restrict resale or other transfer thereof except in accordance with the foregoing provisions of this Agreement.

     SECTION 5.2  Representations as to Private Offering.  The Mace Stock is
                  --------------------------------------
being delivered to the Sellers in a private placement under Section 4.2 of the Act and under Regulation D promulgated under the Act. To induce Purchaser to issue the Mace Stock, each Seller represents and warrants as follows:

     (a) Each Seller represents and warrants that he or she is a resident of New Jersey and is an accredited investor, as that term is defined in Regulation D under the Act.

     (b) Each Seller acknowledges that they have received a copy of the Public Reports.

     (c) The Sellers represent and warrant that the Mace Stock is being acquired for their own account for investment purposes only without a view to public distribution or resale and that the Sellers have no contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of Mace Stock, or any portion thereof, to any other person.

     (d) The Sellers represent and warrant that, in determining to acquire the Mace Stock, they have relied solely upon their independent investigation, including the advice of their legal counsel and accountants or other financial advisers or purchaser representatives, and have, during the course of discussions concerning their acquisition of the Mace Stock, been offered the opportunity to ask such questions and inspect such documents concerning Purchaser and its business and affairs as they have requested so as to more fully understand the nature of the investment and to verify the accuracy of the information supplied.

     (e) THE SELLERS ACKNOWLEDGE THAT THE ACQUISITION OF THE MACE STOCK INVOLVES A HIGH DEGREE OF RISK, and represents and warrants that they can bear the economic risk of the acquisition of the Mace Stock, including the total loss of their investment.

     (f) The Sellers represent and warrant that (i) they have adequate means of providing for their current needs and financial contingencies, (ii) they have no need for liquidity in this investment, (iii) they have no debts or other obligations, and cannot reasonably foresee any other circumstances, that are likely in the future to require them to dispose of the Mace Stock, and (iv) all their investments in and commitments to non-liquid investments are, and after their acquisition of the Mace Stock will be, reasonable in relation to their net worth and current needs.

     (g) The Sellers understand that no federal or state agency has approved or disapproved the Mace Stock or the issuance or sale thereof or made any finding or determination as to the fairness of the Mace Stock for investment.

     (h) The Sellers understand that the Mace Stock is being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that Purchaser is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the applicability of such exemption and the suitability of Sellers to acquire the Mace Stock.

     SECTION 5.3 Access to Records.  The Sellers will cause the Company to give
                 -----------------
to Purchaser and its representatives, experts and advisors, from and after the date of execution of this Agreement and up until Closing, full access to all of the properties, assets, books, contracts, documents, records, contracts and customer lists of the Company, and to make available to Purchaser and its representatives, experts and advisors all additional financial statements of and all information with respect to the business and affairs of the Company that Purchaser may reasonably request. Purchaser and its representatives shall have the right to copy any information or documentation the Purchaser is entitled to inspect under this Section 5.34.

     SECTION 5.4 Continuation of Business.  The Sellers will operate the Company
                 ------------------------
until the time of Closing, using prudent business judgment so as to preserve its business organization intact, to assure, to the extent possible, the availability to Purchaser of the present key employees of the Company, and to preserve for Purchaser the relationships of the Company with suppliers and others, all to the end that every bona fide effort be made that the ongoing
                                  ---- ----
business of the Company will not be impaired at the time of Closing.

     SECTION 5.5  Continuation of Insurance.  The Sellers will cause the Company
                  -------------------------
to keep in existence all policies of insurance insuring the Company against liability and property damage, fire and other casualty through the time of Closing.

     SECTION 5.6  Standstill Agreement.  Unless and until this Agreement is
                  --------------------
terminated without the Closing having taken place, the Shareholders will not directly or indirectly solicit offers for the Real Property, the Company Shares or the assets of the Company or for a merger or consolidation involving the Company, or respond to inquiries from, share information with, negotiate with or in any way facilitate inquiries or offers from, third parties who express or who have heretofore expressed an interest in acquiring the Company by merger, consolidation or other combination or acquiring any of Company's assets; nor will the Shareholders permit the Company to do any of the foregoing.

     SECTION 5.7  FIRPTA Certificate.  Purchaser and Sellers acknowledge that
                  ------------------
the financial provisions of this Agreement are subject to the requirements of the Foreign Investment in Real Property Tax Act ("FIRPTA"), and that the Internal Revenue Code ("Code") Sections 1445 and 6039C require Purchaser in certain circumstances to withhold ten percent (10%) of the amount realized by the Sellers. Among other circumstances, Purchaser is not required to withhold said amount if Sellers furnish Purchaser with a certificate stating the Sellers' U.S. Taxpayer Identification Numbers and that no Seller is a foreign person within the meaning of the Code. Sellers agree to provide to Purchaser at Closing such certificate as is reasonably necessary to insure that such withholding is not required under FIRPTA.

     SECTION 5.8  Consents.  Sellers and Purchaser shall cooperate with each
                  --------
other and use their best efforts to obtain all approvals, authorizations and consents required to be obtained to consummate the transaction set forth in this Agreement, including, without limitation, (i) the approval of the Federal Trade Commission pursuant to the provisions of the Hart-Scott-Rodino Antitrust Improvement Acts of 1986, and (ii) the approval of every regulatory agency of federal, state, or local government that may be required in the opinion of either Purchaser or Sellers.

     SECTION 5.9  Audited Financial Statements.  Before and after Closing,
                  ----------------------------
Sellers agree to cooperate with Purchaser to have the Company prepare audited balance sheets for the Company as of December 31, 1998, and statements of income, cash flow and retained earnings for the Company for the twelve-month period ended December 31, 1998 ("Historical Financial Statements"), as rapidly as possible, but in no event later than one week prior to the date the Form 8-K covering the transactions contemplated hereby must be filed with the SEC. Sellers' cooperation shall include, without limitation, the execution of standard representation letters requested by Purchaser's auditors. Sellers shall prepare a compiled stub balance sheet and statements of income, cash flow and retained earnings for the period commencing January 1, 1999, and ending on the last day of the last calendar quarter ending prior to Closing ("Interim Financial Statements"). The Historical Financial Statements and the Interim Financial Statements shall be prepared at Purchaser's cost. Sellers shall cause the Company's usual accountants to cooperate with Purchaser's accountants. Purchaser shall pay for the reasonable costs of the Company's usual accountants in the preparation of the Historical Financial Statements and the Interim Financial Statements. Notwithstanding the foregoing, Sellers agree to cause the preparation of audited financial statements for the period ended December 31, 1999 prior the Closing, and as rapidly as possible, in the event the SEC requires audited financial statements to be included in the information statement to be delivered to shareholders.


                                   ARTICLE VI
                       ADDITIONAL AGREEMENTS OF PURCHASER

     SECTION 6.1  Payment of Expenses.  Purchaser will pay all expenses
                  -------------------
(including legal fees) incurred by it in connection with the negotiation, execution and performance of this Agreement. The Sellers and Company will pay all expenses incurred by the Sellers and Company (including legal fees) in connection with the negotiation, execution and performance of this Agreement.

     SECTION 6.2  Books and Records.  From the Closing Date to six years after
                  -----------------
the Closing Date, the Purchaser shall allow the Sellers and their professional advisers access to all business records and files of the Company pertaining to the operation of the Company prior to the Closing Date which were delivered to the Purchaser in accordance with this Agreement ("Records") where the Shareholders or Sellers require access to the Records for the purpose of preparing their tax returns, responding to any audit or informational request regarding their tax returns or if required by them for use in a judicial proceeding in which they are a party. Access to the records shall be during normal working hours at the location where such Records are stored. The Sellers shall have the right, at their own expense, to make copies of any Records provided, however, that any such access or copying shall be had or done in such a manner so as not to interfere unreasonably with the normal conduct of the Purchaser's business. For a period of six years after the Closing Date, the Purchaser shall not dispose of or destroy any material Records without first providing written notice to the Sellers at least 30 days prior to the proposed date of such disposition or destruction.

     SECTION 6.3  Warrants.  As additional consideration for the Company Shares
                  ---------
to be acquired pursuant hereto, Purchaser agrees to issue on the Closing Date(a) to Louis Paolino an assignable warrant to purchase 1,575,000 shares of Common Stock at an exercise price of $1.375, (b) to Robert Kramer an assignable warrant to purchase 75,000 shares of Common Stock at an exercise price of $1.375, and
(c) to Louis Paolino an assignable warrant to purchase 250,000 shares of Common Stock at an exercise price of $2.50 per share (the "250,000 Warrant"). Each warrant shall have a term of 64 months and shall be exercisable 120 days following the Closing hereunder.

                                  ARTICLE VII
                            CONDITIONS OF PURCHASER

     The obligations of Purchaser to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the time of Closing of each of the following items which are conditions to the Closing:

     SECTION 7.1  Compliance by Sellers and the Company.  The Sellers and the
                  -------------------------------------
Company shall have performed and complied with all of the obligations and conditions required by this Agreement to be performed or complied with by the
Sellers and Company at or prior to the Closing Date.   All representations and
warranties of Sellers contained in this Agreement shall be true and correct at and as of the date made and the Date of Closing, with the same force and effect as though made at and as of the Date of Closing, except for changes expressly permitted by this Agreement, and Purchaser shall have received a Certificate duly executed by each of the Sellers representing and warranting the foregoing.

     SECTION 7.2  Litigation Affecting This Transaction.  There shall be no
                  -------------------------------------
actual or threatened action by or before any court which seeks to restrain, prohibit or invalidate the transaction contemplated by this Agreement or which might affect the right of Purchaser to own, operate in its entirety or control any of the its assets or the Business or which, as a result of the transaction contemplated by this Agreement, might affect such right as to Purchaser or any affiliate thereof subsequent to the Date of Closing and which, in the judgment of the Board of Directors of Purchaser, made in good faith and based upon advice of its counsel, makes it inadvisable to proceed with the transaction contemplated by this Agreement.

     SECTION 7.3  Fiscal Condition of Business.  There shall have been no
                  ----------------------------
material adverse change in the results of operations, financial condition or business of the Company, and the Company shall have not suffered any material loss or damage or any of its properties or assets, whether or not covered by insurance, since the date of the Most Recent Balance Sheet.

     SECTION 7.4  Consents.  All approvals, authorizations and consents required
                  --------
to be obtained shall have been obtained, including, without limitation, (i) the consent of the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act; and (iii) the approval of every regulatory agency of federal, state, or local government that may be required in the reasonable opinion of either Purchaser or Sellers. Purchaser shall have been furnished with appropriate evidence, reasonably satisfactory to Purchaser and its counsel, of the granting of such approvals, authorizations and consents.

     SECTION 7.5  Opinion of Counsel.  Sellers shall have delivered to the
                  ------------------
Purchaser the opinion of counsel, dated the Closing Date, in the form and substance of Schedule 1.7(i).

     SECTION 7.6    Title Insurance.   Purchaser shall receive comfort,
                    ---------------
acceptable to it, that there has been issued an Owner's Policy on all Owned Real Property, and that such Owner's Policies are in full force and effect and shall remain in full force and effect following the Closing and shall inure to the benefit of Purchaser.

     SECTION 7.7  Stock Purchase Agreement.  Closing shall have taken place
                  ------------------------
under a stock purchase agreement dated the date hereof executed between Louis D. Paolino, Jr. and such persons as are designated by Mr. Paolino, if any, pursuant to which the Purchaser shall sell to such individual(s) 3,675,000 shares of its Common Stock at a price of $1.375(the "Stock Purchase Agreement").

     SECTION 7.8  Due Diligence.  As a condition of Closing, the Purchaser shall
                  -------------
be satisfied in its sole discretion with the results of the due diligence investigation it has made concerning the Company and the transactions, as set forth in this Agreement. Sellers acknowledge that the due diligence investigation will not be complete until the later to occur of April 15 or twenty business (20) days following receipt of both the 1998 Financial Statements and the Most Recent Financial Statements; provided that the due diligence period shall not expire until twenty (20) business days following the date that Purchaser has received all of the information requested on the due diligence request list provided to Seller's attorney, unless sooner terminated by Purchaser, at its sole discretion.

     SECTION 7.9  Fairness Opinion.  Purchaser shall have received a favorable
                  ----------------
opinion from a reputable investment banking firm selected by Purchaser to the effect that the transaction is fair to the shareholders of Purchaser, from a financial point of view.

     SECTION 7.10   Shareholder and Board Approval.  The shareholders owning at
                    ------------------------------
least a majority of the outstanding shares of the Purchaser and the Board of Directors of Purchaser shall approve the transactions contemplated hereby.


                                  ARTICLE VIII
                             CONDITIONS OF SELLERS

     The obligations of the Sellers to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the time of Closing of each of the following conditions:

     SECTION 8.1  Compliance by Purchaser.  The Purchaser shall have performed
                  -----------------------
and complied with all of the obligations and conditions required by this Agreement to be performed or complied with by it at or prior to or at the Closing Date. All representations and warranties of Purchaser contained in this Agreement shall be true and correct at and as of the Date of Closing, with the same force and effect as though made at and as of the Date of Closing, except for changes expressly permitted by this Agreement.

     SECTION 8.2  Litigation Affecting This Transaction. There shall be no
                  -------------------------------------
actual or threatened action by or before any court which seeks to restrain, prohibit or invalidate the transaction contemplated by this Agreement or which might affect the right of Purchaser to own, operate in its entirety or control any of the Assets *or the Business or which, as a result of the transaction contemplated by this Agreement, might affect such right as to Purchaser or any affiliate thereof subsequent to the Date of Closing and which, in the judgment of the Sellers, made in good faith and based upon advice of their counsel, makes it inadvisable to proceed with the transaction contemplated by this Agreement.

     SECTION 8.4  Consents.  All approvals, authorizations and consents required
                  --------
to be obtained shall have been obtained, including, without limitation, (i) the consent of the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act; and (iii) the approval of every regulatory agency of federal, state, or local government that may be required in the reasonable opinion of either Purchaser or Sellers. Sellers shall have been furnished with appropriate evidence, reasonably satisfactory to Sellers and their counsel, of the granting of such approvals, authorizations and consents.

     SECTION 8.5  Opinion of Counsel.  Purchaser shall have delivered to the
                  ------------------
Sellers the opinion of counsel, dated the Closing Date, in the form and substance of Schedule 1.6(c).


     SECTION 8.6  Stock Purchase Agreement.  Closing shall have taken place
                  ------------------------
under the Stock Purchase Agreement.

     SECTION 8.7  Private Placement.  The Purchaser shall have sold,
                  -----------------
substantially simultaneously with the Closing, 1,850,000 shares of its Common Stock in a private placement at a purchase price of $2.00 per share to individuals or entities designated by Louis Paolino.

                                   ARTICLE IX
                                Indemnification

     SECTION 9.1  Indemnification by Sellers.  Each Seller agrees that it will
                  --------------------------
indemnify, defend, protect and hold harmless Purchaser and its officers, shareholders, directors, divisions, subdivisions, affiliates, subsidiaries, parent, agents, employees, legal representatives, successors and assigns from and against all claims, adverse consequences, losses, damages, actions, suits, proceedings, demands, assessments, adjustments, penalties, costs and expenses whatsoever (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) whether equitable or legal, matured or contingent, known or unknown to such Seller, foreseen or unforeseen, ordinary or extraordinary, patent or latent, whether arising out of occurrences prior to, at, or after the date of this Agreement, from: (a) any breach of, misrepresentation in, untruth in or inaccuracy in the representations and warranties by the Sellers, set forth in this Agreement or in the Schedules attached to this Agreement or in the Collateral Documents; (b) nonfulfillment or nonperformance of any agreement, covenant or condition on the part of a Seller made in this Agreement and to be performed by a Seller before or after the Closing Date; and (c) any claim by a third party that, if true, would mean that a condition for indemnification set forth in subsections (a) or (b) of this
Section 9.1 of this Agreement has occurred.

     SECTION 9.2  Indemnification by Purchaser.  Purchaser agrees that it will
                  ----------------------------
indemnify, defend, protect and hold harmless Sellers and their agents, employees, heirs, legal representatives, successors and assigns, as applicable, from and against all claims, adverse consequences, losses, damages, actions, suits, proceedings, demands, assessments, adjustments, penalties, costs and expenses whatsoever (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) incurred by it, as a result of or incident to: (a) any breach of, misrepresentation in, untruth in or inaccuracy in the representations and warranties of Purchaser set forth in this Agreement or in the Schedules attached to this Agreement or in the Collateral Documents;
(b) nonfulfillment or nonperformance of any agreement, covenant or condition on the part of Purchaser made in this Agreement and to be performed by Purchaser before or after the Closing Date; (c) any claim by a third party that, if true, would mean that a condition for indemnification set forth in subsections (a),
(b), or (c) of this Section 9.2 has occurred.

     SECTION 9.3  Procedure for Indemnification with Respect to Third Party
                  ---------------------------------------------------------
Claims.
------

     (a) If any third party shall notify a party to this Agreement (the "Indemnified Party") with respect to any matter (a "Third Party Claim") that may give rise to a claim for indemnification against any other party to this Agreement (the "Indemnifying Party") under this Article IX, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is thereby prejudiced. Such notice shall state the amount of the claim and the relevant details thereof.

     (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within ten days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party pursuant to the provisions of Article IX, as applicable, from and against the entirety of any adverse consequences (which will include, without limitation, all losses, claims, liens, and attorneys' fees and related expenses) the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (iii) the Third Party Claim involves only monetary damages and does not seek an injunction or equitable relief, (iv) settlement of, or adverse judgment with respect to the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

     (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 9.3(b) above, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in (but not control) the defense of the Third Party Claim, (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (which will not be unreasonably withheld), and
(iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (which will not be unreasonably withheld). In the case of (c)(ii) or (c)(iii) above, any such consent to judgment or settlement shall include, as an unconditional term thereof, the release of the Indemnifying Party from all liability in connection therewith.

     (d) If any condition set forth in Section 9.3(b) above is or becomes unsatisfied, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim and any matter it may deem appropriate and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith, (ii) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the cost of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (iii) the Indemnifying Party will remain responsible for any adverse consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article IX.

     SECTION 9.4  Procedure for Non-Third Party Claims.  If Purchaser or any
                  ------------------------------------
Seller wishes to make a claim for indemnity under Section 9.1 or Section 9.2, as applicable, and the claim does not arise out of a third party notification which makes the provisions of Section 9.3 applicable, the party desiring indemnification ("Indemnified Party") shall deliver to the party from which indemnification is sought ("Indemnifying Party") a written demand for indemnification ("Indemnification Demand"). The Indemnification Demand shall state: (a) the amount of losses, damages or expenses to which the Indemnified Party has incurred or has suffered or is expected to incur or suffer to which the Indemnified Party is entitled to indemnification pursuant to
Section 9.1 or Section 9.2, as applicable; and (b) the nature of the event or occurrence which entitles the Indemnified Party to receive payment under Section
9.1 or Section 9.2, as applicable. If the Indemnifying Party wishes to object to an Indemnification Demand, the Indemnifying Party must send written notice to the Indemnified Party stating the objections and the grounds for the objections ("Indemnification Objection"). If no Indemnification Objection is sent within thirty (30) days after the Indemnification Demand is sent, the Indemnifying Party shall be deemed to have acknowledged the correctness of the claim or claims specified in the Indemnification Demand and shall pay the full amount claimed in the Indemnification Demand within forty-five (45) days of the day the Indemnification Demand is dated. If for any reason the Indemnifying Party does not pay the amounts claimed in the Indemnification Demand, within thirty days of the Indemnification Demand's date, the Indemnified Party may institute legal proceedings to enforce payment of the indemnification claim contained in the Indemnification Demand and any other claim for indemnification that the Indemnified Party may have.

     SECTION 9.5  Survival of Claim.  All of the respective representations,
                  -----------------
warranties and obligations of the parties to this Agreement shall survive consummation of the transactions contemplated by this Agreement as follows: (i) all representations and warranties pertaining to federal, state and local taxes, including, without limitation, the representations and warranties set forth in
Section 3.11 shall survive until the expiration of the applicable statute of limitations on any claim which can be brought against the Company by tax authorities or governmental agencies or governmental units and (ii) all representations and warranties other than set forth in (i) above shall survive until one year from the Closing Date. Notwithstanding the prior sentence which provides that the representations and warranties expire after certain stated periods of time, if within the stated period of time, a notice of a claim for indemnification or Indemnification Demand is given, or a suit or action based upon representation or warranty is commenced, the Indemnified Party shall not be precluded from pursuing such claim or action, or from recovering from the Indemnifying Party (whether through the courts or otherwise) on the claim or action, by reason of the expiration of the representation or warranty.

     SECTION 9.6  Prompt Payment.  In the event that any party is required to
                  --------------
make any payment under this Article IX, such party shall promptly pay the Indemnifying Party the amount so determined. If there should be a dispute as to the amount or manner of determination of any indemnity obligation owed under this Article IX, the Indemnifying Party shall, nevertheless, pay when due such portion, if any, of the obligation as shall not be subject to dispute. The portion in dispute shall be paid upon a final and non-appealable resolution of such dispute. Upon the payment in full of any claim, the Indemnifying Party shall be subrogated to the rights of the Indemnified Party against any person with respect to the subject matter of such claim.

     SECTION 9.7  Limitation of Liability.  Notwithstanding anything else to the
                  -----------------------
contrary contained herein, the obligations of Sellers and Purchaser pursuant to the indemnifications contained in Section 9.1 and 9. 2, respectively, shall be limited to Five Million Six Hundred Thousand Dollars ($5,600,000).

                                   ARTICLE X
                               OTHER PROVISIONS

     SECTION 10.1  Nondisclosure by Sellers.  Sellers recognize and acknowledge
                   ------------------------
that they have in the past, currently have, and in the future will have certain confidential information of Purchaser such as lists of customers, operational policies, and pricing and cost policies that are valuable, special and unique assets of Purchaser. Sellers agree that for a period of twelve (12) months from the Closing Date or for a period of eighteen (18) months from the date hereof, if the Closing does not take place they will not disclose such confidential information to any person, firm, corporation, association or other entity for any purpose or reason whatsoever, except to authorized representatives of Purchaser, unless (i) such information becomes known to the public generally through no fault of any Seller, or (ii) a Seller is compelled to disclose such information by a governmental entity or pursuant to a court proceeding. In the event of a breach or threatened breach by any Seller of the provisions of this Section, Purchaser shall be entitled to an injunction restraining such Seller from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Purchaser from pursuing any other available remedy for such breach or threatened breach, including, without limitation, the recovery of damages.

     SECTION 10.2  Nondisclosure by Purchaser.  Purchaser recognize and
                   --------------------------
acknowledges that it has in the past, currently has, and prior to the Closing Date, will have access to certain confidential information of the Company, such as lists of customers, operational policies, and pricing and cost policies that are valuable, special and unique assets of the Company. Purchaser agree that it will not utilize such information in the business or operation of Purchaser or any of its affiliates or disclose such confidential information to any person, firm, corporation, association, or other entity for any purpose or reason whatsoever, unless (i) such information becomes known to the public generally through no fault of Purchaser or any of its affiliates, (ii) Purchaser is compelled to disclose such information by a governmental entity or pursuant to a court proceeding, or (iii) Closing takes place. In the event of a breach or threatened breach by Purchaser of the provisions of this Section, Sellers shall be entitled to an injunction restraining Purchaser from utilizing or disclosing, in whole or in part, such confidential information. Nothing contained herein shall be construed as prohibiting Sellers from pursuing any other available remedy for such breach or threatened breach, including, without limitation, the recovery of damages.

     SECTION 10.3  Assignment; Binding Effect; Amendment.  This Agreement and
                   -------------------------------------
the rights of the parties hereunder may not be assigned (except by operation of law) and shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors, personal representatives and assigns. This Agreement, upon execution and delivery, constitutes a valid and binding agreement of the parties hereto enforceable in accordance with its terms and may be modified or amended only by a written instrument executed by all parties hereto.

     SECTION 10.4  Entire Agreement.  This Agreement, is the final, complete and
                   ----------------
exclusive statement and expression of the agreement among the parties hereto with relation to the subject matter of this Agreement, it being understood that there are no oral representations, understandings or agreements covering the same subject matter as the Agreement. The Agreement supersedes, and cannot be varied, contradicted or supplemented by evidence of any prior to contemporaneous discussions, correspondence, or oral or written agreements of any kind. The parties to this Agreement have relied on their own advisors for all legal, accounting, tax or other advice whatsoever with respect to the Agreement and the transactions contemplated hereby.

     SECTION 10.5  Counterparts.  This Agreement may be executed simultaneously
                   ------------
in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

     SECTION 10.6  Notices.  All notices or other communications required or
                   -------
permitted hereunder shall be in writing and may be given by depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by reputable, nationally recognized overnight courier or by delivering the same in person to such party.

     (a)  If to Sellers, addressed to them at:

               American Wash Services, Inc.
               1000 Crawford Place, Suite 400
               Mount Laurel, New Jersey 08054

               with a copy to:

               Robert M. Kramer & Associates, P.C.
               1150 First Avenue, Suite 900
               King of Prussia, Pennsylvania 19406


     (b) If to Purchaser, addressed to it at:

               160 Benmont Avenue
               Bennington, Vermont  05201
               Attn: Jon E Goodrich

               With a copy to:
               Germaine Curtin
               Curtin & Galt, LLP
               19 Hollywood Ave.
               Albany, NY 12208


Notice shall be deemed given and effective the day personally delivered, the day after being sent by overnight courier and three business days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received, if earlier. Any party may change the address for notice by notifying the other parties of such change in accordance with this Section 10.6.

     SECTION 10.7  Governing Law.  This Agreement shall be governed by and
                   -------------
construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     SECTION 10.8  No Waiver.  No delay of or omission in the exercise of any
                   ---------
right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of or in any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach of default occurring before or after that waiver.

     SECTION 10.9  Time of the Essence.  Time is of the essence of this
                   -------------------
Agreement as well as all dates referred to herein and extensions thereof.

     SECTION 10.10  Captions.  The headings of this Agreement are inserted for
                    --------
convenience only, shall not constitute a part of this Agreement or be used to construe or interpret any provision hereof.

     SECTION 10.11  Severability.  In case any provision of this Agreement shall
                    ------------
be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as most nearly to retain the intent of the parties. If such modification is not possible, such provision shall be severed from this Agreement, unless severing such provision would result in an agreement that does not reflect the overall intent of either of the parties. In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     SECTION 10.12  Construction.  The parties have participated jointly in the
                    ------------
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute shall be deemed to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" means included, without limitation.

     SECTION 10.13  Extension or Waiver of Performance.  Either the Sellers or
                    -----------------------------------
Purchaser may extend the time for or waive the performance of any of the obligations of the other, waive any inaccuracies in the representations or warranties by the other, or waive compliance by the other with any of the covenants or conditions contained in this Agreement, provided that any such extension or waiver shall be in writing and signed by the Sellers and the Purchaser.

     SECTION 10.14  Liabilities of Third Parties.  Nothing in this Agreement,
                    ----------------------------
whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors, legal representative and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provisions give any third person any rights of subrogation or action over or against any party to this Agreement.

     SECTION 10.15  Agreement Not Binding Until Fully Executed.  This Agreement
                    ------------------------------------------
shall not be binding on any party hereto until the Agreement has been fully executed.

     SECTION 10.16  Publicity. Prior to Closing, except as may be required by
                    ---------
law, no party to this

Agreement shall issue any press release or otherwise make any statement with respect to the transactions contemplated by this Agreement without the prior consent of the other party, which shall not be unreasonably withheld.

     SECTION 10.17  Arbitration.
                    -----------

     (a) Each and every controversy or claim arising out of or relating to this Agreement shall be settled by arbitration in Philadelphia, Pennsylvania in accordance with the commercial rules (the "Rules") of the American Arbitration Association then obtaining, and judgment upon the award rendered in such arbitration shall be final and binding upon the parties and may be confirmed in any court having jurisdiction thereof. Notwithstanding the foregoing, this Agreement to arbitrate shall not bar any party from seeking temporary or provisional remedies in any Court having jurisdiction. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement, and shall set forth in the same degree of particularity as required for complaints under the Federal Rules of Civil Procedure the claims to be submitted to arbitration. Additionally, the demand for arbitration shall be stated with reasonable particularity with respect to such demand with documents attached as appropriate. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.

     (b) The arbitrators shall have the authority and jurisdiction to determine their own jurisdiction and enter any preliminary awards that would aid and assist the conduct of the arbitration or preserve the parties' rights with respect to the arbitration as the arbitrators shall deem appropriate in their discretion. The award of the arbitrators shall be in writing and it shall specify in detail the issues submitted to arbitration and the award of the arbitrators with respect to each of the issues so submitted.

     (c) Within sixty (60) days after the commencement of any arbitration proceeding under this Agreement, each party shall file with the arbitrators its contemplated discovery plan outlining the desired documents to be produced, the depositions to be taken, if ordered by the arbitrators in accordance with the Rules, and any other discovery action sought in the arbitration proceeding. After a preliminary hearing, the arbitrators shall fix the scope and content of each party's discovery plan as the arbitrators deem appropriate. The arbitrators shall have the authority to modify, amend or change the discovery plans of the parties upon application by either party, if good cause appears for doing so.

     (d) The award pursuant to such arbitration will be final, binding and conclusive.

     (e) Counsel to Sellers and Purchaser in connection with the negotiation of and consummation of the transactions under this Agreement shall be entitled to represent their respective party in any and all proceedings under this Section or in any other proceeding (collectively, "Proceedings"). Sellers and Purchaser, respectively, waive the right and agree they shall not seek to disqualify any such counsel in any such Proceedings for any reason, including but not limited to the fact that such counsel or any member thereof may be a witness in any such Proceedings or possess or have learned of information of a confidential or financial nature of the party whose interests are adverse to the party represented by such counsel in any such Proceedings.
                       *         *          *         *

     IN WITNESS WHEREOF, the parties have executed this Agreement on this 26th day of March, 1999.

SHAREHOLDERS                                    PURCHASER

/s/ Louis D. Paolino, Jr.               MACE SECURITY INTERNATIONAL, INC.
--------------------------------
Louis D. Paolino, Jr.

                                        By:      /s/Jon E. Goodrich
                                           -------------------------------------
Red Mountain Holding, Ltd.                      Jon E. Goodrich
                                                Chief Executive Officer
By:/s/ David Ehrlich
   -----------------------------
   David Ehrlich, director

                                AMENDMENT NO. 1
                                ---------------
                                      TO
                                      --
                               MERGER AGREEMENT
                               ----------------

          THIS AMENDMENT NO. 1 dated April 13, 1999 amends that certain MERGER AGREEMENT (the "Merger Agreement") made as of March 26, 1999, by and between Louis D. Paolino, Jr. and Red Mountain Holding, Ltd. ("Shareholders") on the one hand, and Mace Security International, Inc. ("Purchaser") on the other hand.
All capitalized terms set forth herein and not defined herein shall have the meanings ascribed thereto in the Merger Agreement.

          For good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. The Merger Agreement must be amended to reflect the increase to the number of shares of Seller's Common Stock to be sold pursuant to the Stock Purchase Agreement from 3,675,000 shares to 3,735,000 shares.

          In that regard, Section 7.7 of the Merger Agreement is hereby amended by replacing all references to "3,675,000 shares" with "3,735,000 shares"

          and all other provisions, if any, of the Merger Agreement that reference "3,675,000 shares" shall also be so amended.

          2. All other terms of the Merger Agreement shall remain in full force and effect.

          3. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          4. This Amendment has been entered into and shall be construed and enforced in accordance with the laws of the State of New York without reference to the choice of law principles thereof. In any litigation in connection with or arising out or related to this Agreement, any of the documents referred to herein or transactions contemplated hereby, the Seller irrevocably consents to and confer personal jurisdiction on the courts of the State of New York or the United States located within the City of Albany and expressly waive any objections as to venue in any such courts.

          IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Amendment No. 1 to Merger Agreement as of the day and year first above written.



SHAREHOLDERS                  PURCHASER

/s/ Louis Paolino, Jr.        MACE SECURITY INTERNATIONAL, INC.
----------------------
Louis D. Paolino, Jr.

                              By: /s/ Jon E. Goodrich
                                 --------------------
Red Mountain Holding, Ltd.          Jon E. Goodrich
                                    Chief Executive Officer
By: David Ehrlich
    -------------
David Ehrlich, director

                                AMENDMENT NO. 2
                                ---------------
                                       TO
                                       --
                                MERGER AGREEMENT
                                ----------------


          THIS AMENDMENT NO. 2 dated May 24, 1999 amends that certain MERGER AGREEMENT (the "Merger Agreement") made as of March 26, 1999 and as amended by Amendment 1 dated April 13, 1999, by and between Louis D. Paolino, Jr. and Red Mountain Holding, Ltd. ("Shareholders") on the one hand, and Mace Security International, Inc. ("Purchaser") on the other hand. All capitalized terms set forth herein and not defined herein shall have the meanings ascribed thereto in the Merger Agreement.

          For good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. The Merger Agreement must be amended to reflect the change of the date on or after which, if the Closing shall not have occurred due to the non-fulfillment of a condition precedent of a party's obligation to close as set forth at Article VII and VIII, as applicable (through no fault or breach by the terminating party), either party may terminate the Merger Agreement and the transactions contemplated thereby.

          In that regard, Section 1.5 of the Merger Agreement is hereby amended by replacing all references to "July 31, 1999" with "August 31, 1999"

          2. The Merger Agreement must be amended to reflect the increase of the size of the Board, effective as of the Merger, from five to seven member and further reflect that Mr. Paolino and Mr. Papadakis have already been appointed to the Board to fill certain vacancies created upon the resignation of certain directors .

          In that regard, Section 1.7(b) is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

          "(b) The written resignation of such officers and directors as Sellers shall request."

          3. All other terms of the Merger Agreement shall remain in full force and effect.

          4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Amendment No. 2 to Merger Agreement as of the day and year first above written.


SHAREHOLDERS                                  PURCHASER

/s/ Louis D. Paolino, Jr.              MACE SECURITY INTERNATIONAL, INC.
--------------------
Louis D. Paolino, Jr.

                                       By: /s/ Jon E. Goodrich
                                           --------------------
Red Mountain Holding, Ltd.             Jon E. Goodrich
                                       Chief Executive Officer
By: /s/ David Ehrlich, Director
   ----------------------------
   David Ehrlich, Director

                                                                      APPENDIX C
                                                                      ----------
PERSONAL AND CONFIDENTIAL
-------------------------


April 26, 1999



Board of Directors
Mace Security International, Inc.
160 Benmont Avenue
Bennington, VT, 05201

Members of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of Common Stock, par value $0.01 per share (the "Shares"), of Mace Security International, Inc. ("Mace" or the "Company"), of the financial terms of certain proposed Transactions.

In the first instance, we understand that Mace signed a Stock Purchase Agreement (the "Stock Purchase Agreement") whereby Louis Paolino, Jr. and his designees ("Paolino" or "Purchaser") will purchase 3,735,000 shares of Mace common stock for $5,135,625 at $1.375 each. Other provisions of this agreement specify that Mace will (a) effect a private placement of 1,850,000 Mace common stock for $3,700,000 at $2.00 each to individuals named by Paolino; (b) Jon Goodrich will sell to Paolino 1,100,000 shares of Mace common stock, and Messrs. Ron Heller and David Nagelberg will each sell 100,000 shares, all at $1.375 per share; (c) members of Paolino's management team will have entered into employment contracts with Mace on the signing of the Stock Purchase Agreement; (d) Paolino will become Chairman, President, and Chief Executive Officer of Mace; (e) the current Board of Directors, excluding Goodrich, will resign and be replaced by
nominees designated by Mr. Paolino.   The transactions contemplated by the Stock
Purchase Agreement are expected to close simultaneously with the closing of Mace's acquisition of American Wash Services, Inc. ("AWS") specified in a Definitive Agreement hereafter described.

We further understand that concurrent with the aforesaid Stock Purchase Agreement, Mace signed a Definitive Agreement to acquire AWS by merger (the "Merger Agreement") for (a) $4,687,500 in cash; (b) 628,362 shares of Mace common stock; (c) assignable warrants to purchase 1,575,000 shares of stock at $1.375 each; {d) an assignable warrant to purchase 250,000 shares of stock at $2.50 each. The warrants carry a term of 64 months and are not exercisable for a period of 120 days following the closing.

All shares warrants stipulated in both agreements are unregistered and restricted as to transfer pursuant to the Securities Act of 1933 nor do they carry registration rights.

The closing price of Mace on March 26, 1999, the date of the signed Agreements, was $3.125.

The terms and conditions of the Transactions are fully set forth in the Agreements herein cited which are subject to completion of mutually acceptable due diligence reviews and approval by the Company's Board of Directors and by the holders of a majority of the outstanding shares of the Company. We understand that the Transactions are conditional upon Paolino having received comfort that upon consummation of the Transactions, the Company will not lose its listing of the NASDAQ National Market.

Wolff Investment Group, Inc. ("Wolff") is familiar with Company having acted as its financial advisor in the past. Among its activities for the Company, Wolff prepared a business plan utilized for securing the Company's initial public offering and worked on preparation of the Prospectus with both the managing underwriter and general counsel; analyzed proposed acquisitions; prepared a fairness opinion on an uncompleted multiple acquisition in 1996; and issued a valuation of a 640,000 block transaction in January, 1997. You should be aware that, in the ordinary course of business, we have traded securities of the Company for the account of customers on an agency basis, and officers of Wolff have and may own securities of the Company. An officer of Wolff serves as Chairman of the Board of the Company and will not receive any compensation for the fee received in the issuance of our Fairness Opinion.

For purposes of the Opinion set forth herein to determine the valuation of the common stock and warrants, we have analyzed various factors involved in the Transactions. Principal among them were the following:

1.   Restrictions on transfer of stock or warrants; registration rights, if any.
2. The size of the transaction relative to the total capitalization and other blocks outstanding.
3.   Size of the transaction relative to recent and historic trading.
4. Transaction prices of any major block sales of unregistered stock. (Gould-Meyerson_
5.   Historic price volatility of the security.
6.   Terms of any recent financings.
7.   Institutional interest in the company.
8. Number of stock brokerage firms who currently or in the past actively followed the company.
9.   Reputation of the company's investment banker.
10. Investment quality of the security: its earnings record, financial condition, outlook, and credibility.
11.  Terms of other participants in the Stock Purchase Agreement.


For purposes of determining the Fairness Opinion of the acquisition of AWS by merger we have:

1. analyzed certain publicly available financial statements and other information concerning the Company;
2. analyzed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company;
3. analyzed certain financial projections regarding the Company and its constituent businesses prepared by the management of Company;
4. discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;
5. reviewed a valuation of the Company's major business unit prepared by an outside professional organization;

6. analyzed the past and current operations and discussed certain financial projections regarding AWS prepared by their management;
7.  analyzed certain audited financial statements of  AWS;
8. analyzed the pro forma impact of the Transactions on the Company's revenues, earnings per share, and consolidated capitalization;
9. reviewed the historic and recent reported prices and trading activity for the Shares including volatility and any block transactions;
10. compared the results of operations of the Company with that of certain companies which we deemed to be reasonably similar to the Company;
11. discussed with the managements of the Company and AWS the strategic rational and certain other benefits to the Company of the Transactions;
12. reviewed the Merger Agreement and Stock Purchase Agreement;
13. performed such other analyses as we have deemed appropriate.
14. reviewed with the Company's management other potential transactions in which the Company considered or was engaged over the recent past.

We have assumed and relied, without independent verification, upon the accuracy and completeness of the information reviewed by us for the purposes of the Opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company and AWS respectively. We have not made any independent valuation or appraisal of the assets or liabilities of the Company or AWS, but have relied upon the certified audited statements and the independent appraisal of the Company's Consumer and Franchise Divisions provided to us. Our Opinion necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of the date hereof.

It is understood that this letter is for the information of the Board of Directors of the Company only and may not be used for any other purpose without our prior written consent.

Based upon and subject to the foregoing, we are of the opinion on the date hereof that the Transactions, when taken together, are fair from a financial point of view to the holders of the Shares of the Company.

Respectfully submitted,

WOLFF INVESTMENT GROUP, INC.



By: /s/ Ludwig J. Cserhat
   ----------------------------------------------
   Ludwig J. Cserhat
   Chairman of the Board

                                                                      APPENDIX D
                                                                      ----------


                              EMPLOYMENT CONTRACT

     This Employment Contract ("Agreement") is executed and delivered as of May 24, 1999, by and between Mace Security International, Inc., a Delaware corporation ("Company"), and Louis D. Paolino, Jr., an individual ("Employee").

                                   RECITALS

     The Company conducts diversified businesses, including, without limitation, personal security device marketing and car wash services operations ("Business"). The Employee is an executive with extensive experience in corporate management. The Company desires to hire Employee as Chairman and Chief Executive Officer and the Employee desires to accept the position offered.

     The Company has entered into a Stock Purchase Agreement with Employee and others dated March 26, 1999, pursuant to which Employee will purchase a number of shares of the common stock of the Company ("Stock Purchase Agreement").

     Employee will be employed by Company in a confidential relationship wherein Employee, in the course of employment with Company, will become familiar with and aware of information as to the specific manner of doing business and the customers of Company and its affiliates and the Company's future plans. The information Employee has and will have knowledge of are trade secrets and constitute valuable goodwill of Company. Employee recognizes that the business of Company is dependent upon a number of trade secrets and confidential business information, including customer lists and customer data. The protection of these trade secrets is of critical importance to Company. Company will sustain great loss and damage if, for whatever reason, during the term of this Agreement or Employee's employment with Company and for a period following the termination of this Agreement or Employee's employment, Employee should violate the provisions of paragraph 4 of this Agreement. Further, Employee acknowledges that any such violation would cause irreparable harm to Company and that Company would be entitled, without limitation, to injunctive relief to remedy such violation.

     NOW, THEREFORE, in consideration of the mutual promises, terms and conditions set forth herein and the performance of each, the parties hereby agree as follows:


     1.  SERVICES.

     (a) Company hereby employs Employee as its Chief Executive Officer, and the material duties of Employee and Employee's titles and duties may not be changed without the Employee's consent. Upon consummation of the Merger Agreement between the Company and American Wash Services, Inc., dated March 26, 1999, Employee shall be appointed the Chairman of the Company's Board of Directors.

     (b) Employee hereby accepts employment upon the terms and conditions contained in this Agreement. Employee shall faithfully adhere to, execute and fulfill all directions and policies established by the Board of Directors of the Company.

     (c) Employee's employment shall be for a full-time position, except for Employee's provision of consulting services to U.S. Plastic Lumber Corp. and serving as a director of U.S. Plastic Lumber Corp. throughout the term of this Agreement, consent to which is hereby given. Employee shall not, without the prior written consent of Company, be engaged in any other business activity pursued for gain, profit or other pecuniary advantage, if such activity interferes with Employee's duties and responsibilities under this Agreement. Employee may make personal investments in such form or manner as will neither require Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of Paragraph 4.

     2.  COMPENSATION.

     (a) For all services to be rendered by Employee to Company, Company shall pay Employee an initial salary computed and earned ratably over twelve months at the rate of Three Hundred Fifty Thousand Dollars ($350,000) per year, commencing on the date hereof, payable in accordance with Company's normal payroll procedures. The rate of Employee's salary may be adjusted from time to time during the term of this Agreement, upon the consent of Employee and the Board of Directors of the Company or the compensation committee thereof.

     (b) To the extent that Company, from time to time in its sole discretion, offers or provides any of the following to its employees, then Employee, on an equal basis with such other employees, shall be entitled to: (i) participation in all, if any, life, health, medical, hospital, accident and disability insurance programs of Company in existence for the benefit of its employees and for which Employee qualifies; (ii) participation in all, if any, pension, retirement, profit sharing or stock purchase plans for which Employee qualifies; and (iii) participation in any other employee benefits which Company accords to its employees and for which Employee qualifies.

     (c) During the term of Employee's employment with Company, Employee shall be entitled to reimbursement for reasonable business expenses, including gasoline, incurred on behalf of Company. Reimbursement for business expenses will be provided to Employee on the same basis and under the same guidelines as are applicable to all of Company's employees. Employee shall be entitled to the Employee Benefits set forth in Schedule A attached.

     3. TERM. The period of Employee's employment with the Company shall commence on the date of this Agreement and shall continue for four years thereafter, unless sooner terminated in accordance with the provisions of this Agreement ("Term"). After expiration of the Term, Employee's employment shall continue thereafter on an at-will month-to-month basis, until terminated by either party to the Agreement.

     4.  NONCOMPETITION COVENANTS.

     (a) Employee agrees that the noncompetition covenants contained in this Paragraph 4 are a material and substantial part of this Agreement.

     (b) Employee covenants that during Employee's employment with Company and for three months following the termination of Employee's employment (regardless of the reason for the termination) the Employee shall not, directly or indirectly, without the prior express written consent of Company, do any of the things set forth in item (i) through (v) below:

          (i) engage, as an officer, director, shareholder, owner, partner, joint venturer, agent, or in a managerial capacity, whether as an employee, independent contractor, consultant, advisor or sales representative, in the personal security device industry or in the car wash services industry within the United States ("the Territory");

          (ii) call upon any person who is, at the time of the contact, an employee of Company or its affiliates, if the purpose and intent of the contact is to entice such employee away from or out of the employ of Company or its affiliates;

          (iii) call upon any person or entity which is, at the time of the contact, a customer of the Company or its affiliates for the purpose of soliciting or selling any of the items or services which are the items or services offered by the Company or its affiliates;

          (iv) disclose the identity of the customers of Company or its affiliates, whether in existence or proposed, to any person, firm, partnership, corporation or other entity whatsoever, for any reason or purpose whatsoever;

          (v) promote, or assist, financially or otherwise, any person, firm, partnership, corporation or other entity whatsoever to do any of the above;

For the purposes of this Agreement, the term "affiliates" shall mean one or more of: (A) each subsidiary of Company, and (B) each other entity under the direct or indirect control of the Company.

     (c) The Company will sustain significant losses and damages, if Employee breaches the covenants in this Paragraph 4. There is no adequate monetary remedy for the immediate and irreparable damage that would be caused to Company by Employee's breach of its non-competition covenants. Employee agrees that, in the event of a breach by him of the foregoing covenants, such covenants may be enforced by Company by, without limitation, injunctions and restraining orders.

     (d) It is agreed by the parties that the covenants in this Paragraph 4 impose a reasonable restraint on Employee in light of the activities and business of Company on the date of the execution of this Agreement and the future plans of Company.

     (e) The covenants in this Paragraph 4 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. If any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall thereby be reformed.

     (f) The covenants in this Paragraph 4 shall be construed as independent of any other provision of this Agreement and the existence of any claim or cause of action of Employee against Company whether predicated on this Agreement, or otherwise, shall not constitute a defense to the enforcement by Company of such covenants. It is specifically agreed that the duration of the noncompetition covenants stated above shall be computed by excluding from such computation all time during which Employee is in violation of any provision of this Paragraph 4 and all time during which there is pending in any court of competent jurisdiction any action (including any appeal from any judgment) brought by any person, whether or not a party to this Agreement, in which action Company seeks to enforce the agreements and covenants of Employee or in which any person contests the validity of such agreements and covenants or their enforceability or seeks to avoid their performance or enforcement. Provided that, no such exclusion shall include the period of time within which Employee has ceased violating this paragraph, whether or not as a result of being in compliance with Court injunction or doing so voluntarily, and whether or not any action is pending against Employee, and provided that no such exclusion shall include the time an action is pending, if the action is finally determined in Employee's favor.

     5. CONFIDENTIAL INFORMATION. It is expressly acknowledged by the Employee that customer lists, orders, current and closed out orders, prospect lists, documents containing the names or addresses of existing or potential customers, information regarding the Company's financial condition or business plans, the methods by which the Company serves its customers or conducts its operations, as well as other business procedures, are the property of the Company and constitute confidential information or trade secrets of the Company ("Confidential Information"). Employee agrees to maintain the confidentiality of the Confidential Information and further agrees that Employee will not, directly or indirectly, use or disclose Confidential Information to any natural or legal person, other than authorized employees or agents of the Company, during the Term or thereafter. All Confidential Information and all correspondence, reports, charts, products, records, designs, patents, plans, manuals, "field guides," memoranda, advertising materials, lists and other data or property collected by or delivered to Employee by or on behalf of Company, its representatives, customers and government entities (including, without limitation, customers obtained for Company by Employee), and all other materials compiled by Employee which pertain to the business of Company shall be and shall remain the property of Company, shall be subject at all times to its discretion and control and shall be delivered, together with any and all copies thereof, promptly to Company upon request at any time and without request upon completion or other termination of Employee's employment hereunder.

     6. INVENTIONS. Employee shall disclose promptly to Company any and all conceptions and ideas for inventions, improvements, and valuable discoveries, whether patentable or not, which are conceived or made by Employee solely or jointly with another during the period of employment or within three months thereafter and which are related to the business or activities of Company. Employee hereby assigns and agrees to assign all his interests therein to Company or its nominee. Whenever requested to do so by Company, Employee shall execute any and all applications, assignments or other instruments that Company shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect Company's interest therein.
These obligations shall continue beyond the termination of employment with respect to inventions, improvements and valuable discoveries, whether patentable or not, conceived, made or acquired by Employee during the period of employment, and shall be binding upon Employee's heirs, assigns, executors, administrators and other legal representatives.

     7.  TERMINATION; RIGHTS OF TERMINATION.   Employee's employment under this
Agreement may terminated during the term hereof in any one or more of the following ways:

     (a) Automatically upon the death or resignation of Employee, the parties agreeing that Employee may resign at any time without such resignation constituting a breach of this Agreement;

     (b) By Company upon written notice to Employee upon:

          (i) Employee's unsatisfactory performance of his duties or other obligations under this Agreement, as determined in good faith by the Company after having given Employee notice of the unsatisfactory performance, including without limitation, Employee's refusal or inability to competently perform his obligations under this Agreement, as determined in good faith by the Company, except where non-performance is caused by disability;

          (ii) Employee's inability to perform his duties under this Agreement because of illness or physical or mental disability or other incapacity which continues for a period of 90 days, either consecutive or cumulative during any one-year period;

          (iii) any type of harassment, violence or threat thereof, or other behavior toward other employees of the Company or toward third parties of a kind that may tend to result in liability being incurred by the Company toward such employee or third party;

          (iv) alcohol abuse, use of controlled substances during employment hours, or a positive test for use of controlled substances; or

          (v) gross negligence or willful misconduct with respect to the Company or any of its affiliates or subsidiaries, including without limitation fraud, embezzlement, theft or proven dishonesty in the course of employment, or a conviction of a felony or a misdemeanor involving moral turpitude, or a finding of adjudication withheld, with imposition of a sentence, to either a felony or a misdemeanor involving moral turpitude, or the entering of a plea of guilty or nolo contendere to a felony.
          ---- ----------

     The written notice provided for herein shall state the reason for Employee's termination.

     (c) Upon termination of Employee's employment under this Paragraph 7 for any reason, Employee shall be entitled to receive Employee's salary accrued through the date of termination, plus any employee benefits which by their
terms and provisions continue after such termination.   In addition, upon
termination of Employee's employment under this Paragraph 7 for any reason other than pursuant to Paragraph 7(a) or Paragraph 7(b)(ii), Employee shall be entitled to receive and Company shall pay Employee immediately upon such termination a termination fee in the amount of Seven Million Dollars ($7,000,000). The parties agree that, if Employee voluntarily resigns within the first ninety (90) days of this Agreement's term without the Company having breached this Agreement no termination fee shall be due.

     (d) In the event of termination of Employee's employment under this Agreement for any reason provided in this paragraph 7, or if Employee resigns prior to the expiration of the term of this Agreement, all rights and obligations of Company and Employee under this Agreement shall cease immediately, except that Employee's obligations under this subparagraph and paragraphs 4, 5, and 6, and the Company's obligations under Paragraph 7(c) herein shall survive such termination. After such termination Employee shall have no right to receive any compensation hereunder, except as set forth in paragraph 7(c).

     8. COMPLETE AGREEMENT. This Agreement is the final, complete and exclusive statement and expression of the agreement between Company and employee, it being understood that there are no oral representations, understandings or agreements covering the same subject matter as this Agreement. This Agreement supersedes, and cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous discussions, correspondence, or oral or written agreements of any kind. This Agreement may be modified, altered or otherwise amended only by a written instrument executed by both Company and Employee.

     9. NO WAIVER; REMEDIES CUMULATIVE. No waiver by the parties hereto of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein. No right, remedy or election given by any term of this Agreement shall be deemed exclusive but each shall be cumulative with all other rights, remedies and elections available at law or in equity.

     10. ASSIGNMENT; BINDING EFFECT. Employee understands that Employee has been selected by Company on the basis of Employee's personal qualifications, experience and skills. Employee agrees, therefore, that he cannot assign all or any portion of this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and Company's successors and assigns. It is further understood and agreed that Company may be merged or consolidated with another entity and that any such entity shall automatically succeed to the rights, powers and duties of Company hereunder.

     11. NOTICE. All notices or other communications required or permitted hereunder shall be in writing and may be given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by overnight courier or by delivering the same in person to such party.

     To Company:      Chief Executive Officer
                      1000 Crawford Place
                      Mount Laurel, New Jersey 08054

     To Employee:     Louis D. Paolino, Jr.
                      500 East Mantua Ave.
                      Wenonah, New Jersey  08090


Notice shall be deemed given and effective the day personally delivered, the day after being sent by overnight courier and three days after the deposit in the U.
S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received, if earlier. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 11.

     12. SEVERABILITY; HEADINGS. If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in nay way to describe, interpret, define or limit the extent or intent of this Agreement or of any part hereof.

     13. GENDER. The use of the masculine pronoun in this Agreement has been used for convenience and shall apply to the Employee even where the Employee is a female.

     14. GOVERNING LAW. This Agreement shall in all respects be construed in accordance with the laws of the State of New Jersey.

     15.  INSURANCE AND INDEMNIFICATION.

     (a) Subject to applicable law, for a period of six (6) years following completion of the Term, the Company will: (i) indemnify Employee and his heirs and representatives to the extent provided in the Company's Certificate of Incorporation in effect on the date of this Agreement and will not amend, reduce or limit rights of indemnity afforded to them or the ability of the Company to indemnify them, not hinder, delay or make more difficult the exercise of such rights of indemnity and (ii) maintain director and officer liability insurance coverage providing Employee with coverage (1) at least as favorable as the policies in effect immediately prior to the date hereof covering the Company's directors and officers or

(2) as favorable as is available at a cost to the Company of up to 125% of the premiums currently being paid by the Company.

     (b) If any claim is (or claims are) made against Employee and his heirs and representatives, including legal counsel, arising from Employee's services as a director, officer and employee of the Company, within six (6) years from the expiration of the Term, the provisions of this Paragraph 15 respecting the Company's Certificate of Incorporation shall continue in effect until the final disposition of all such claims.

     (c) The Company agrees to provide written notice to Employee immediately upon learning of any claim or threatened claim against Employee by any third party relating to or arising out of the business of the Company or Employee's prior service as a director, officer, employee or controlling shareholder of the Company. The Company further agrees to provide to Employee any complaints and other relevant documentation related to such claims immediately upon receipt of such documentation.

     (d) Employee agrees that he will cooperate with and assist the Company, as is reasonably requested by the Company, in its defense of any action or proceeding against the Company, its directors, officers, employees or affiliates arising out of or in any way related to any transactions, events or other matters which occurred during the period of his employment with the Company, to the extent that such cooperation and assistance will not impair Employee's legal rights or remedies or increase the likelihood that Employee will incur any liabilities as a result thereof. This Agreement shall not preclude Employee from testifying in such action or proceeding. In the event that Employee does cooperate with and assist the Company in its defenses of such an action or proceeding, the Company agrees to reimburse Employee for all reasonable expenses incurred by Employee in providing such assistance.

     16.  ARBITRATION.

     (a) Each and every controversy or claim arising out of or relating to this Agreement shall be settled by arbitration in Philadelphia, Pennsylvania, in accordance with the commercial rules (the "Rules") of the American Arbitration Association then obtaining, and judgment upon the award rendered in such arbitration shall be final and binding upon the parties and may be confirmed in any court having jurisdiction thereof. Notwithstanding the foregoing, this Agreement to arbitrate shall not bar any party from seeking temporary or provisional remedies in any Court having jurisdiction. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement, which such demand shall set forth in the same degree of particularity as required for complaints under the Federal Rules of Civil Procedure the claims to be submitted to arbitration. Additionally, the demand for arbitration shall be stated with reasonable particularity with respect to such demand with documents attached as appropriate. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.

     (b) The arbitrators shall have the authority and jurisdiction to determine their own jurisdiction and enter any preliminary awards that would aid and assist the conduct of the arbitration or preserve the parties' rights with respect to the arbitration as the arbitrators shall deem appropriate in their discretion. The award of the arbitrators shall be in writing and it shall specify in detail the issues submitted to arbitration and the award of the arbitrators with respect to each of the issues so submitted.

     (c) Within sixty (60) days after the commencement of any arbitration proceeding under this Agreement, each party shall file with the arbitrators its contemplated discovery plan outlining the desired documents to be produced, the depositions to be take, if ordered by the arbitrators in accordance with the

Rules, and any other discovery action sought in the arbitration proceeding. After a preliminary hearing, the arbitrators shall fix the scope and content of each party's discovery plan as the arbitrators deem appropriate. The arbitrators shall have the authority to modify, amend or change the discovery plans of the parties upon application by either party, if good cause appears for doing so.

     (d) The award pursuant to such arbitration will be final, binding and conclusive.

     (e) Counsel to Company and Employee in connection with the negotiation of and consummation of this Agreement shall be entitled to represent their respective party in any and all proceedings under this Paragraph or in any other proceeding (collectively, "Proceedings"). Company and Employee, respectively, waive the right and agree they shall not seek to disqualify any such counsel in any such Proceedings for any reason, including but not limited to the fact that such counsel or any member thereof may be a witness in any such Proceedings or possess or have learned of information of a confidential or financial nature of the party whose interests are adverse to the party represented by such counsel in any such Proceedings.

     IN WITNESS WHEREOF, the undersigned parties have executed this Agreement on the year and day above written.

                    MACE SECURITY INTERNATIONAL, INC.

                    By:/s/ Jon E. Goodrich, Jr.
                       ------------------------------
                    By:  Jon E. Goodrich
                    Its: President


                    /s/ Louis D. Paolino, Jr.
                    ---------------------------------
                    Louis D. Paolino, Jr.

                                                                      APPENDIX E
                                                                      ----------
                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                       MACE SECURITY INTERNATIONAL, INC.


  MACE SECURITY INTERNATIONAL, INC., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "Corporation"), DOES HEREBY CERTIFY THAT:

  FIRST: The Board of Directors of the Corporation has adopted a resolution proposing and declaring advisable and in the best interests of the Corporation the following amendment to Article FOURTH of the Certificate of Incorporation of the Corporation, to read in its entirety as follows (the "Charter Amendment"):

     "FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is 250,000,000, divided into two classes, one class consisting of 200,000,000 shares of common stock , par value $.01 per share, and the other class consisting of 50,000,000 shares of preferred stock, par value $.01 per share."

  SECOND: The stockholders of the Corporation, by partial written consent of stockholders in accordance with Section 228 of the Delaware General Corporation Law, have adopted and approved the Charter Amendment in accordance with the provisions of Section 212 of the Delaware General Corporation Law.

  THIRD: The Corporation has notified the nonconsenting stockholders of the Corporation of the approval of the Charter Amendment by partial written consent in accordance with Section 228 of the Delaware General Corporation Law.

  FOURTH: The Charter Amendment has been duly adopted and approved in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

  IN WITNESS WHEREOF, said Mace Security International, Inc. has caused this Certificate of Amendment of Certificate of Incorporation to be executed by a duly authorized officer of the Corporation this __th day of June, 1999.

                                    MACE SECURITY INTERNATIONAL, INC.

                                    By:___________________________________
                                        Louis D. Paolino, Jr.
                                        President and Chief Executive Officer

                                                                      APPENDIX F
                                                                      ----------

                       MACE SECURITY INTERNATIONAL, INC.

                            1999 STOCK OPTION PLAN
                            ----------------------


                        Effective Date:  March 26, 1999

                    Approved by Stockholders: May 25, 1999

                        MACE SECURITYINTERNATIONAL,INC.
                            1999 STOCK OPTION PLAN

                                   ARTICLE I

                          PURPOSE AND EFFECTIVE DATE

  /S/ 1.1 Purpose. The purpose of the Plan is to provide incentives, through the grant of stock options, for selected employees, directors, and consultants of the Company and Related Corporations to promote the long-term growth and financial success of the Company and Related Corporations.

  /S/ 1.2 Effective Date and Expiration of Plan. The Plan shall be effective on the date on which it is adopted by the Board. Unless earlier terminated by the Board pursuant to Section 6.3, the Plan shall terminate on the tenth anniversary of its Effective Date. No Option shall be granted pursuant to the plan after its termination date, but Options granted prior to the termination date may extend beyond that date.


                                  ARTICLE II

                                  DEFINITIONS

  The following words and phrases, as used in the Plan, shall have these meanings:

  /S/ 2.1  "Board" means the Board of Directors of the Company.

  /S/ 2.2 "Cause" means a good faith determination by the Board that an Optionee has (i) breached any material term or provision of the Optionee's employment agreement; (ii) engaged in any type of disloyalty to the Company or a Related Corporation, including without limitation fraud, embezzlement, theft, or dishonesty in the course of his employment or service to the Company and Related Corporations; (iii) been convicted of a felony; (iv) disclosed any proprietary information of the Company or a Related Corporation without the consent of the Company or the Related Corporation; or (v) breached the terms of any written confidentiality agreement or any non-competition agreement with the Company or a Related Corporation in any material respect.

  /S/ 2.3  "Code" means the Internal Revenue Code of 1986, as amended.

  /S/ 2.4 "Committee" means the Compensation Committee of the Board which shall consist of not less than two directors of the Company who shall be appointed by, and shall serve at the pleasure of, the Board. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company. It is intended that each member of the Committee shall be an "outside director" within the meaning of Treas. Reg. 1.162-27(e)(3) or any successor thereto, and shall be a Non-Employee Director. Notwithstanding the foregoing, if the Committee does not consist solely of two (2) or more Non-Employee Directors, each Option must be approved by the full Board.

  /S/ 2.5 "Company" means Mace Security International, Inc. and its successors and assigns.

  /S/ 2.6 "Company Stock" means the common stock of the Company, par value $0.01 per share.

  /S/ 2.7 "Effective Date" means March 26, 1999, the date the Plan is adopted by the Board.

  /S/ 2.8 "Eligible Individual" means an employee, director (who may, but need not, be an employee), or consultant of the Company or a Related Corporation.

  /S/ 2.9 "Fair Market Value" means, as of any specified date, an amount arrived at by a good faith determination of the Committee and shall be the value determined under such other method of determining fair market value as shall be authorized by the Code, or the rules or regulations thereunder, and adopted by the Committee.

  /S/ 2.10  "Incentive Stock Option" means an option within the meaning of section 422 of the Code.

  /S/ 2.11  "Non-Employee Director" means a director who:

        (1) Is not currently an officer (as defined in 17 CFR (S)240.16a-1(f)) of, or otherwise currently employed by, the Company or a parent or subsidiary of the Company within the meaning of 17 CFR (S)240.16b-3(b)(3);

        (2) Does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company within the meaning of 17 CFR (S)240.16b-3(b)(3) for services rendered as a consultant or in any other capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required under 17 CFR (S)229.404(a);

        (3) Does not possess an interest in any other transaction for which disclosure would be required pursuant to 17 CFR (S)229.404(a); and

        (4) Is not engaged in a business relationship for which disclosure would be required pursuant to 17 CFR (S)229.404(b).

  /S/ 2.12 "Nonqualified Stock Option" means an option other than an Incentive Stock Option.

  /S/ 2.13 "Option" means either a Nonqualified Stock Option or an Incentive Stock Option to purchase Company Stock which is granted under the Plan.

  /S/ 2.14 "Option Price" means the price at which Company Stock may be purchased under an Option as provided in Section 5.4.

  /S/ 2.15  "Optionee" means an Eligible Individual who receives an Option.

  /S/ 2.16 "Personal Representative" means the person or persons who, upon the death, disability, or incompetency of an Optionee, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option theretofore granted to such Optionee.

  /S/ 2.17 "Plan" means the Mace Security International, Inc. 1999 Stock Option Plan.

  /S/ 2.18 "Related Corporation" means either a corporate subsidiary of the Company, as defined in section 424(f) of the Code, or the corporate parent of the Company, as defined in section 424(e) of the Code.

  /S/ 2.19 "Stock Option Agreement" means an agreement entered into between an Optionee and the Company under Section 5.3.


                                  ARTICLE III

                                ADMINISTRATION

  /S/ 3.1 Committee to Administer. The Plan shall be administered by the Committee. The Committee shall have full power and authority to interpret and administer the Plan, to establish and amend rules and regulations for its administration, and to make such determinations and interpretations under, or in connection with, the Plan as it deems necessary or advisable. The Committee's decisions shall be final and conclusive with respect to the interpretation of the Plan and any Option made under it. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

  The Committee shall select one of its members as chairman, and shall hold meetings at such time and places as it may determine. The acts of a majority of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

  /S/ 3.2  Powers of Committee.

        (a) Subject to the provisions of the Plan, the Committee shall have authority, in its discretion, to determine those Eligible Individuals who shall receive Options, the time or times when such Options shall be granted, whether an Incentive Stock Option or a Nonqualified Stock Option shall be granted, and the number of shares to be subject to each Option.

        (b) The Committee shall determine the terms, restrictions, and provisions of the agreement relating to each Option, including the period over which the Option shall vest and such terms, restrictions, and provisions as shall be necessary to cause certain options to qualify as Incentive Stock Options. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement, in such manner and to the extent the Committee shall determine in order to carry out the purposes of the Plan.


                                  ARTICLE IV

                                    OPTIONS

  /S/ 4.1 Eligibility for Options. An Option may be granted to any Eligible Individual selected by the Committee. In making this selection and in determining the form of Option and the number of shares of Company Stock subject to the Option, the Committee may give consideration to the functions and responsibilities of the respective Eligible Individual, his or her present and potential contributions to the success of the Company and Related Corporations, the value of his or her services to the Company and Related Corporations, and such other factors deemed relevant by the Committee; provided, however, that Incentive Stock Options shall not be granted to any Eligible Individual who is not an employee of the Company or a Related Corporation. The Committee may provide in an Option that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

  /S/ 4.2 Shares Available Under the Plan. The Company Stock to be offered under the Plan pursuant to Options may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable. Subject to adjustment under Section 6.2, no more than 15,000,000 shares of Company Stock shall be issuable upon exercise of Options. Any shares of Company Stock subject to an Option which for any reason is cancelled or terminated without having been exercised shall again be available for the granting of Options; provided, however, that (i) if an Option is cancelled, the cancelled Option is counted against the maximum number of shares for which Options may be granted to an employee, and (ii) if the Option Price is reduced after the date of grant, the transaction is treated as a cancellation of an Option and the grant of a new Option for purposes of counting the maximum number of shares for which Options may be granted to an employee.


                                   ARTICLE V

                               TERMS OF OPTIONS

  /S/ 5.1 Grant of Stock Options. The Committee may, from time to time, subject to the provisions of the Plan and such terms and conditions as the Committee may prescribe, grant Options to any Eligible Individual, provided that Incentive Stock Options shall not be awarded to any Eligible Individual who is not an employee of the Company or a Related Corporation. Grants of Incentive Stock Options and Nonqualified Stock Options shall be separate and not in tandem. The granting of an Option shall not be deemed either to entitle the Eligible Individual to, or to disqualify the Eligible Individual from, any participation in any other grant of Options under the Plan.

  /S/ 5.2 Period of Option. Options shall be vested and exercisable in such installments and on such dates as the Committee may specify, provided that the Committee may accelerate the vesting and/or exercise date of any outstanding Options, in its discretion, if it deems such acceleration to be desirable, and provided further that no Option shall be exercisable within the first six months from the date of grant. Any Option shares, the right to the purchase of which has accrued, may be purchased at any time up to the expiration or termination of the Option. Subject to Section 5.5(b) (relating to the grant of Incentive Stock Options to more-than-10% shareholders), the duration of each Option shall not be more than ten years from the date of grant.

  /S/ 5.3 Stock Option Agreement. Each Option shall be evidenced by a Stock Option Agreement, in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve. Each Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option; provided, however, if the Option is not designated in the Stock Option Agreement as an Incentive Stock Option or Nonqualified Stock Option, the Option shall constitute an Incentive Stock Option if it complies with the terms of section 422 of the Code, and otherwise, it shall constitute a Nonqualified Stock Option.

  /S/ 5.4  Option Price, Exercise and Payment.

        (a) The Option Price of Company Stock under each Option shall be determined and fixed by the Committee at the time the Option is granted, but, subject to Section 5.5(b) (relating to the grant of Incentive Stock Options to more-than-10% shareholders), shall be a price not less than the greater of 100 percent of the Fair Market Value of Company Stock or the par value thereof at the date such Option is granted.

        (b) Options may be exercised from time to time by giving written notice to the Company, specifying the number of shares to be purchased. No Option may be exercised for less than 100 shares unless the issue of a lesser number is enough to exhaust the Option. The notice of exercise shall be accompanied by payment in full of the Option Price for the shares being purchased.

        (c) The Option Price shall be payable in cash or its equivalent, or if the Committee, in its discretion, so provides in the related Stock Option Agreement or, in the case of Options which are not Incentive Stock Options, so determines at or prior to the time of exercise, in whole or in part:

                (i) through the transfer to the Company of shares of Company Stock previously acquired by the Optionee, provided that, unless otherwise provided in the related Stock Option Agreement, if such shares of Company Stock were acquired through the exercise of an Incentive Stock Option and are used to pay the Option Price of an Incentive Stock Option, such shares have been held by the Optionee for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise, or if such shares of Company Stock were acquired through exercise of a Nonqualified Stock Option or through exercise of an Incentive Stock Option and are used to pay the Option Price of a Nonqualified Stock Option, such shares have been held by the Optionee for a period of more than one year on the date of exercise;

                (ii) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or

                (iii) through the transfer to the Company of any combination of cash, or its equivalent, and (i) and/or (ii) above.

However, in no event may the Option Price of an Option be paid through the transfer to the Company of shares of Company Stock newly acquired by the Optionee upon exercise of such Option.

        In the event such Option Price is paid in whole, or in part, with previously acquired shares of Company Stock, the portion of the Option Price so paid shall be equal to the value, as of the date of exercise of the Option, of such shares. The value of such shares shall be equal to the number of such shares multiplied by the Fair Market Value of such shares on the date of exercise (or the immediately preceding trading day if the date of exercise is not a trading day). The Company shall not issue or transfer Company Stock upon exercise of an Option until the Option Price is fully paid. If the related Stock Option Agreement so provides, the Optionee may satisfy any amount required to be withheld by the Company under applicable federal, state and/or local tax laws in effect from time to time, by electing to have the Company withhold a portion of the shares of Company Stock to be delivered for the payment of such taxes on such terms and conditions as the Stock Option Agreement specifies.

  /S/ 5.5  Limitations on Incentive Stock Options.

        (a) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under this Plan and any other plan of the Company) may not exceed one hundred thousand dollars ($100,000).

        (b) If the Optionee owns more than ten percent (10%) of the total combined voting power of all shares of stock of the Company or of a Related Corporation at the time an Incentive Stock Option is granted to him or her, the Option price for the Incentive Stock Option shall be not less than the greater of (i) one hundred ten percent (110%) of the Fair Market Value of the optioned shares of Company Stock on the date the Incentive Stock Option is granted, or
(ii) the par value thereof, and such Incentive Stock Option, by its terms, shall not be exercisable after the expiration of five (5) years from the date the Incentive Stock Option is granted.

        (c) The conditions set forth in this Section 5.5 shall not apply to Nonqualified Stock Options granted under the Plan.

        (d) If an Option intended to be an Incentive Stock Option is granted to an Eligible Individual and such Option may not be treated in whole or in part as an Incentive Stock Option pursuant to the limitation in (a) above, such Option shall be treated as an Incentive Stock Option to the extent it may be so treated under such limitation, and as a Nonqualified Stock Option as to the remainder. For purposes of determining whether an Incentive Stock Option would cause such limitation to be exceeded, Incentive Stock Options shall be taken into account in the order granted.

  /S/ 5.6  Termination of Employment or Service.

        (a) If the employment or service as a director or consultant of an Optionee with the Company and Related Corporations terminates for a reason other than (i) Cause, (ii) retirement (in the case of an Optionee who is an employee of the Company or a Related Corporation), (iii) disability (as defined in section 22(e)(3) of the Code), or (iv) death prior to the expiration date fixed for his or her Option, such Option may be exercised at any time within three months after such termination, unless otherwise provided in the related Stock Option Agreement, to the extent of the number of shares covered by such Option which were vested and purchasable at the date of such termination, or to any greater extent permitted by the Committee; provided, however, that an Option shall not be so exercisable on any date beyond the expiration date of such Option.

        (b) If the employment or service as a director or consultant of an Optionee with the Company and Related Corporations is terminated by the Company or a Related Corporation for Cause prior to the expiration date fixed for his or her Option, such Option shall terminate immediately.

        (c) If the employment of an Optionee with the Company and Related Corporations terminates due to the Optionee's retirement prior to the expiration date fixed for his or her Option, such Option may be exercised at any time within one year following such retirement, unless otherwise provided in the related Stock Option Agreement, to the extent of the number of shares covered by such Option which were vested and purchasable at the date of such retirement, or to any greater extent permitted by the Committee; provided, however, that an Option shall not be so exercisable on any date beyond the expiration date of such Option.

        (d) If the employment or service as a director or consultant of an Optionee with the Company and Related Corporations terminates due to the Optionee's disability (as defined in section 22(e)(3) of the Code) prior to the expiration date fixed for his or her Option, such Option may be exercised at any time within one year after such termination, unless otherwise provided in the related Stock Option Agreement, to the extent of the number of shares covered by such Option which were vested and purchasable at the date of such termination, or to any greater extent permitted by the Committee; provided, however, that an Option shall not be so exercisable on any date beyond the expiration date of such Option. In the event of the Optionee's legal disability, such Option may be so exercised by the Optionee's Personal Representative.

        (e) Should an Optionee die either while in the employ or while serving as a director or consultant of the Company and Related Corporations, or after termination of such employment or service (other than for Cause), the Option rights of such deceased Optionee may be exercised by his or her Personal Representative at any time within one year after the Optionee's death, unless otherwise provided in the related Stock Option Agreement, to the extent of the number of shares covered by such Option which were vested and purchasable at the date of such death, or to any greater extent permitted by the Committee; provided, however, that an Option shall not be so exercisable on any date beyond the expiration date of such Option.

  /S/ 5.7 Shareholder Rights and Privileges. An Optionee shall have no rights as a shareholder with respect to any shares of Company Stock covered by an Option until the issuance of a stock certificate to the Optionee representing such shares.


                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

  /S/ 6.1 Nontransferability. No Option shall be transferable otherwise than by will or, if the Optionee dies intestate, by the laws of descent and distribution. All Options shall be exercisable during the Optionee's lifetime only by such Optionee or his or her Personal Representative. Any transfer contrary to this Section 6.1 shall nullify the Option. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship.

  /S/ 6.2  Adjustments Upon Changes in Stock.

        (a) The number of shares of Company Stock which may be issued under the Plan and the maximum number of shares of Company Stock with respect to which Options may be granted to any Eligible Individual who is an employee of the Company or a Related Corporation, as stated in Section 4.2 hereof, and the number of shares issuable upon exercise of outstanding Options under the Plan(as well as the Option Price per share under such outstanding Options) shall, subject to the provisions of section 424(a) of the Code, be adjusted, as maybe deemed appropriate by the

Committee, to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company.

        (b) In the event of a corporate transaction (as that term is described in section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option shall be assumed by the surviving or successor corporation or by a parent or subsidiary of such corporation; provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options, the Committee shall give each Optionee holding an Option to be terminated not less than seven (7) days' notice prior to any such termination by reason of such a corporate transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, as provided in Section 3.2(c) hereof the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

        (c) The Committee also may, in its discretion, change the terms of any outstanding Option to reflect any such corporate transaction; provided, however, that the Committee may not change the terms of an outstanding Incentive Stock Option in a manner that would constitute a "modification" under section 424(h) of the Code without the consent of the Optionee affected thereby.

  /S/ 6.3  Amendment, Suspension, and Termination of Plan.

        (a) The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in any respect whatsoever, except that the following amendments shall require shareholder approval (given in the manner set forth in (b) below):

                (i) With respect to Options which are Incentive Stock Options, any amendment which would: (A) increase the number of shares of Company Stock with respect to which Incentive Stock Options may be granted under the Plan, except as provided in Section 6.2; (B) change the class of employees eligible to receive Incentive Stock Options under the Plan; or (C) extend the termination date of the Plan with respect to any Incentive Stock Options granted hereunder;

                (ii) Any amendment which would require shareholder approval pursuant to Treas. Reg. (S) 1.162-27(e)(4)(vi) or any successor thereto, if compliance with Treas. Reg. (S) 1.162-27(e) or any successor thereto is intended; and

                (iii) Any amendment for which shareholder approval is required under the rules of the exchange or market on which the Common Stock is listed.

Notwithstanding the foregoing, no such amendment, suspension, or termination shall alter or impair any outstanding Option without the consent of the Optionee affected thereby.


        (b) The approval of shareholders must comply with all applicable provisions of the corporate charter, bylaws, and applicable state law prescribing the method and degree of shareholder approval required for the issuance of corporate stock or options. If the applicable state law does not prescribe a method and degree of shareholder approval in such case, the approval of shareholders must be effected - -

                (i) By a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval (i.e., an action on which shareholders would be entitled to vote if the action were taken at a duly held shareholders' meeting); or

                (ii) By a majority of the votes cast (including abstentions, to the extent abstentions are counted as voting under applicable state law) in a separate vote at a duly held shareholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the plan.

        (c) With the consent of the Optionee affected thereby, the Committee may amend or modify any outstanding Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option as so modified or amended, including without limitation, to change the date or dates as of which such Option may be exercised.

  /S/ 6.4 Nonuniform Determinations. The Committee's determinations under the Plan, including without limitation, (i) the determination of the Eligible Individuals to receive Options, (ii) the form, amount, and timing of such Options, (iii) the terms and provisions of such Options, and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among Eligible Individuals who receive, or who are eligible to receive, Options under the Plan, whether or not such Optionees are similarly situated.

  /S/ 6.5 General Restriction. Each Option under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration, or qualification of the shares of Company Stock subject thereto upon any securities exchange or under any state or federal law, (ii)the consent or approval of any government or regulatory body, or (iii) an agreement by the Optionee with respect thereto, is necessary or desirable, then such Option shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. Without limiting the generality of the foregoing, each Optionee or his legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

  /S/ 6.6 No Right To Employment. Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any Related Corporation.

  /S/ 6.7 Governing Law. With respect to any Incentive Stock Options granted pursuant to the Plan and the related Stock Option Agreements, the Plan, such Incentive Stock Options, and such related Stock Option Agreements shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Delaware shall govern the operation of, and the rights of Optionees under, the Plan, Options granted hereunder, and the related Stock Option Agreements.

  /S/ 6.8 Application of Funds. The proceeds received by the Company from the sale of Company Stock pursuant to Options granted under the Plan shall be used for general corporate purposes. Any cash received in payment for shares upon exercise of an Option to purchase Company Stock shall be added to the general funds of the Company and shall be used for its corporate purposes. Any Company Stock received in payment for shares upon exercise of an Option to purchase Company Stock shall become treasury stock.